As filed with the Securities and Exchange Commission on August 30, 2004

1933 Act File No. 333-114012
Investment Company Act File No. 811-21541

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-2
                        (Check appropriate box or boxes)

/ /  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
/X/     Pre-Effective Amendment No. 2
/ /     Post-Effective Amendment No.  ______________

                                     and/or

/ /  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
/X/     Amendment No. 2

                    TREMONT OPPENHEIMER ABSOLUTE RETURN FUND
                    ----------------------------------------
                Exact Name of Registrant as Specified in Charter

                             TREMONT PARTNERS, INC.
                      CORPORATE CENTER AT RYE, SUITE C-300
                            555 THEODORE FREMD AVENUE
                               RYE, NEW YORK 10580
--------------------------------------------------------------------------------
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant's Telephone Number, including Area Code:  914-925-1140
                                                     ------------

                            JAMES G. MCCORMICK, ESQ.
                      C/O TREMONT CAPITAL MANAGEMENT, INC.
                      CORPORATE CENTER AT RYE, SUITE C-300
                            555 THEODORE FREMD AVENUE
                               RYE, NEW YORK 10580
           ---------------------------------------------------------
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                                   COPIES TO:

            STEPHEN ROSENBERG, ESQ.                   RONALD M. FEIMAN, ESQ.
 TANNENBAUM HELPERN SYRACUSE & HIRSCHTRITT LLP     MAYER, BROWN, ROWE & MAW LLP
         900 THIRD AVENUE, 12th FLOOR               1675 BROADWAY, 19th FLOOR
           NEW YORK, NEW YORK 10022                 NEW YORK, NEW YORK 10019

                              SARAH E. COGAN, ESQ.
                         SIMPSON THACHER & BARTLETT LLP
                              425 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017

Approximate Date of Proposed Public Offering: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box..../ /

It is proposed that this filing will become effective (check appropriate box)
    /X/ when declared effective pursuant to section 8(c)

If appropriate, check the following box:

/ / This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

/ / This Form is filed to register additional securities for an offering pursuant to Rule 462 (b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same
offering is              .

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                  PROPOSED MAXIMUM        PROPOSED MAXIMUM
   TITLE OF SECURITIES        AMOUNT BEING            OFFERING                AGGREGATE              AMOUNT OF
     BEING REGISTERED          REGISTERED          PRICE PER SHARE         OFFERING PRICE        REGISTRATION FEE
   -------------------        ------------        ----------------        ----------------       ----------------
     Shares of
   Beneficial Interest          _________             $ 20.00                $ _________              $ ______


The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

Information to be included in Part B is set forth in Part B to this Registration Statement.

Information to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

                              CROSS REFERENCE SHEET
                           PARTS A AND B OF PROSPECTUS

 ITEM
NUMBER  CAPTION                                     LOCATION IN PROSPECTUS
------  -------                                     ----------------------
   1.   Outside Front Cover Page                    Outside Front Cover Page

   2.   Inside Front and Outside Back Cover Page    Inside Front and Outside Back Cover Page

   3.   Fee Table and Synopsis                      Summary of Fund Expenses

   4.   Financial Highlights                        Not Applicable

   5.   Plan of Distribution                        Outside Front Cover Page;
                                                    Underwriting

   6.   Selling Shareholders                        Not Applicable

   7.   Use of Proceeds                             Use of Proceeds

   8.   General Description of the Registrant       Outside Front Cover Page;
                                                    Investment Objective and Principal Strategies;
                                                    Risk Factors;
                                                    Closed-End Fund Structure;
                                                    Description of Shares of Beneficial Interest

   9.   Management                                  Management of the Fund and Fees;
                                                    Use of Proceeds

  10.   Capital Stock, Long-Term Debt, and          Distribution Policy;
        Other Securities                            Taxes

  11.   Defaults and Arrears on Senior Securities   Not Applicable

  12.   Legal Proceedings                           Not Applicable

  13.   Table of Contents of the Statement of       Table of Contents of the Statement of
        Additional Information                      Additional Information

  14.   Cover Page of SAI                           Cover Page (SAI)

  15.   Table of Contents of SAI                    Table of Contents (SAI)

  16.   General Information and History             Investment Objective and Principal Strategies;
                                                    Investment Rationale

  17.   Investment Objective and Policies           Investment Policies and Practices (SAI)

  18.   Management                                  Board of Trustees; Officers (SAI);
                                                    Investment Management Services (SAI)

  19.   Control Persons and Principal Holders       Not Applicable
        of Securities

  20.   Investment Advisory and Other Services      Investment Management Services (SAI)

  21.   Brokerage Allocation and Other Practices    Brokerage (SAI)

  22.   Tax Status                                  Not Applicable

  23.   Financial Statements                        Financial Statements (SAI)

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  SUBJECT TO COMPLETION, DATED AUGUST 30, 2004


PROSPECTUS



                                           Shares
                    Tremont Oppenheimer Absolute Return Fund
                         Shares of Beneficial Interest
                                $20.00 per share

                                  -----------

    INVESTMENT OBJECTIVE. Tremont Oppenheimer Absolute Return Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to generate consistently absolute returns, as opposed to relative returns, over various market cycles and to seek long-term capital appreciation. The term "Absolute Return" is an investment term referring to a fund's effort to achieve positive annual returns which are not correlated to the returns in the equity and fixed income markets. Often representing a tool for portfolio diversification, Absolute Return is contrasted with "Relative Return" strategies which generally assess performance in relation to the returns in the equity and/or debt markets, using established benchmarks or indices. "Absolute Return" is not intended to imply that the Fund will always have positive returns.

    INVESTMENT POLICIES The Fund seeks to achieve its investment objective by investing primarily in private investment partnerships and similar investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") employing a wide range of specialized investment strategies. This investment process is often referred to as a multi-manager or "fund of hedge funds" approach. Thus, the Fund will make investments in a variety of alternative investment strategies that each individually offers the potential for attractive investment returns and are expected to blend together within the Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets. As compared to a strategic asset allocation approach, the Fund will actively manage its portfolio seeking the most efficient allocation of assets in response to changing market conditions.

                                 --------------


    INVESTING IN THE FUND'S SHARES INVOLVES A HIGH DEGREE OF RISK. SEE "RISK FACTORS" BEGINNING ON PAGE 11.


    Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 --------------


                                                              PER SHARE    TOTAL
                                                              ---------   --------
Public Offering Price(1)                                       $20.00      $
Sales Load(1)                                                  $           $
Estimated Organizational Expenses and Offering Costs(2)        $           $
Proceeds to Fund                                               $           $


------------------


(1) The sales load per share for purchases of up to $100,000 will be 4.5% and the public offering price per share will be $20.00. The sales load per share for purchases in excess of $100,000 up to $250,000 will be 4.0% and the public offering price per share will be approximately $19.90. The sales load per share for purchases in excess of $250,000 up to $500,000 will be 3.5% and the public offering price per share will be approximately $19.79. The sales load per share for purchases in excess of $500,000 up to $1,000,000 will be 3.0% and the public offering price per share will be approximately $19.69. The sales load per share for purchases in excess of $1,000,000 will be 2.5% and the public offering price per share will be approximately $19.59.



(2) Total organizational expenses and offering costs (other than the sales load)
    are estimated to be $      or $      per share. The Investment Manager has
    agreed to pay all organizational expenses of the Fund and offering costs of the Fund (other than the sales load) that exceed $0.04 per share. See "Underwriting" regarding additional compensation to be paid by the Investment Manager to the underwriters.


    The underwriters expect to deliver the shares to purchasers on or about
            , 2004.

                                 --------------


                                           Citigroup
Advest, Inc.                                                                       Raymond James


            , 2004

    The Portfolio Managers' investment programs may include both equity hedging strategies, such as market neutral long/short investing and various types of arbitrage strategies, as well as directional strategies, including event driven, global macro and distressed investments. In allocating the Fund's assets among Portfolio Managers that pursue directional strategies, Tremont Partners, Inc., the Fund's investment manager ("Investment Manager"), will emphasize investment programs that it believes are most likely to achieve high rates of return under prevailing market conditions.


    Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S. equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. Many of these investment programs involve the use of hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets.

    In connection with their investment programs, some Portfolio Managers will make use of a variety of sophisticated investment techniques that often involve, among other things, short sales of securities, the use of leverage (i.e., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts, and options on futures.

    In addition to investing in Portfolio Funds, the Fund may on occasion retain a Portfolio Manager to manage a designated portion of the Fund's assets in accordance with the Portfolio Manager's specialized investment style. In that event, the Fund may invest directly in securities selected by the Portfolio Manager or may create separate vehicles.

    LACK OF TRADING MARKET. The Fund's shares will not be listed on any securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares.


    RESTRICTIONS ON TRANSFER. The Fund's shares will be subject to transfer restrictions that permit transfers only to persons who are Qualified Investors (as defined herein) and hold their shares through brokers and dealers that have entered into shareholders' servicing agreements (the "Shareholders' Servicing Agreements") with the Fund. Investors should be aware that they may not be able to sell their shares.



    INVESTOR QUALIFICATIONS. Shares are generally offered only to investors who have a net worth of more than $1,500,000 or who otherwise meet the standard for a Qualified Investor. The minimum investment is $25,000. Investors must hold their shares through brokers and dealers that have entered into Shareholders' Servicing Agreements with the Fund. See "Investor Qualifications and Transfer Restrictions."



    BORROWING; USE OF LEVERAGE. The Fund is authorized to borrow money to meet repurchase requests, for cash management purposes and, opportunistically in certain situations, for investment purposes. The Fund intends to limit its use of leverage to 20% of its total assets, i.e., the Fund will have assets equal to at least 500% of its indebtedness (the "Asset Coverage Requirement"). In addition, Portfolio Funds generally are permitted to borrow money for similar purposes and are not so limited. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. Any costs related to the Fund's use of leverage are paid by the Fund and, thus, ultimately borne by the shareholders. The investment programs of certain Portfolio Managers may make extensive use of leverage in their Portfolio Funds. Their leverage amounts will not be subject to the Asset Coverage Requirement. See "Risk Factors--General Risks--Leverage; Interest Rates; Margin."



    REPURCHASE OFFERS. In order to provide a limited degree of liquidity to shareholders, the Fund intends to make quarterly offers to repurchase up to 5% of its outstanding shares at their net asset value. Tendering shareholders may not have all of their tendered shares repurchased by the Fund. The

Fund intends to conduct its first quarterly repurchase offer as of December 31, 2005. See "Repurchase Offers."



    THE OFFERING. The underwriters are offering the shares subject to various conditions. The Fund is not obligated to sell an underwriter any shares that have not been placed with Qualified Investors. The underwriters expect to
deliver the shares to the purchasers on or about             , 2004.



    The Fund will pay a shareholders' servicing fee to each broker or dealer that is not affiliated with the Fund and that has entered into a Shareholders' Servicing Agreement with the Fund. This fee will be at the initial annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of
such brokers or dealers (the "Shareholders' Servicing Fee").             have
entered into Shareholders' Servicing Agreements with the Fund. The Investment Manager will pay, from its own resources, additional compensation to the underwriters in connection with advice relating to the structure, design and organization of the Fund, as well as services related to the sale and distribution of the shares. See "Underwriting."


    ADDITIONAL SALES OF SHARES. The Fund may, at some time in the future, offer to sell existing shareholders who are still Qualified Investors additional shares at a price no less than the shares' then net asset value. These sales will not commence until the Fund has invested the proceeds from this offering and may include shares repurchased by the Fund as provided herein.


    A prospective investor should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's shares and it should be retained for future reference. A statement of additional
information, dated             , 2004 (the "SAI"), containing additional
information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. A potential investor may request a free copy of the SAI, the table of contents of which is on page 48, by calling or by writing to the Fund and/or can review and copy documents the Fund has filed at the SEC's Public Reference Room in Washington, D.C. Call
(202) 942-8090 for information. The SEC charges a fee for copies. The same information may be obtained free of charge from the SEC's EDGAR database on the Internet (www.sec.gov). A prospective investor may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


    Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

    PROSPECTIVE INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE INVESTORS WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES AN INVESTOR WITH DIFFERENT OR INCONSISTENT INFORMATION, THE INVESTOR SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. PROSPECTIVE INVESTORS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT PAGE.

                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
Prospectus Summary..........................................      1

Summary of Fund Expenses....................................     10

Risk Factors................................................     11

Use of Proceeds.............................................     25

Investment Objective and Principal Strategies...............     25

Investment Rationale........................................     30

Management of the Fund and Fees.............................     32

Proxy Voting................................................     34

Closed-End Fund Structure...................................     35

Description of Shares of Beneficial Interest................     36

Repurchase Offers...........................................     36

Repurchase Procedures.......................................     37

Calculation of Net Asset Value..............................     38

Distribution Policy.........................................     41

Taxes.......................................................     42

Underwriting................................................     44

Investor Qualifications and Transfer Restrictions...........     46

Purchase Terms..............................................     47

Legal Matters...............................................     47

Administrator, Custodian, Transfer Agent, Dividend
  Disbursing Agent..........................................     47

Table of Contents of Statement of Additional Information....     48

Appendix A: Investor Certification..........................     49


    Until             , 2004 (25 days after the date of this prospectus), all
dealers that buy, sell or trade the shares, whether or not participating in the offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

    This is only a summary. This summary may not contain all of the information that prospective investors should consider before investing in the Fund. Shareholders should review the more detailed information contained in this prospectus and in the SAI that has been filed with the SEC, especially the information set forth under the heading "Risk Factors."


The Fund.............................  Tremont Oppenheimer Absolute Return Fund (the "Fund") is a
                                       closed-end, management investment company organized as a
                                       Massachusetts business trust on March 25, 2004. The Fund is non-
                                       diversified which means that under the Investment Company Act of
                                       1940, as amended (the "Investment Company Act"), the Fund is not limited in the amount of assets that it may invest in any single issuer of securities. However, the Fund intends to diversify its assets to the extent required under the Internal Revenue Code of
                                       1986, as amended (the "Code") so that it can qualify as a "regulated investment company" for U.S. federal income tax purposes. As such, an investment may be suitable for tax-exempt investors. See "Certain
                                       ERISA Considerations" in the SAI.

The Offering.........................  The Fund is offering             shares of beneficial interest (the
                                       "shares") at $20.00 per share (subject to reduction as set forth below) through a group of underwriters led by Citigroup Global
                                       Markets Inc., Advest, Inc. and Raymond James & Associates, Inc.
                                       Shareholders must purchase at least 1,250 shares ($25,000) in order to participate in the offering. The sales charge will be reduced for purchases in excess of $100,000. The Investment Manager, not the
                                       Fund, will pay the underwriters, from its own resources, additional compensation for advice relating to the structure, design and organization of the Fund, as well as services relating to the sale and distribution of the shares. Additionally, the Investment Manager has agreed to pay all organizational expenses and offering costs
                                       (other than sales load) that exceed $0.04 per share.

                                       The Fund will pay each broker or dealer of record that is not affiliated with the Fund and that enters into a shareholders'
                                       servicing agreement (the "Shareholders' Servicing Agreement") with the Fund a shareholders' servicing fee (the "Shareholders' Servicing
                                       Fee") at the annual rate of 0.50% of the net asset value of the outstanding shares beneficially owned by customers of such broker or dealer, as described in "Underwriting."

Investor Qualifications..............  Shares will be offered only to "Qualified Investors." Currently,
                                       "Qualified Investors" generally include: (i) a natural person or company (other than a company that is required to be registered under the Investment Company Act but is not registered) that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under management by the Investment
                                       Manager and/or its affiliates within the Tremont Capital
                                       Management, Inc. organization ("TCM"), including any amount invested in the Fund; (iii) the Investment Manager together with its

                                       TCM affiliates and certain of their respective employees; and
                                       (iv) "Qualified Purchasers" (as defined in Section 2(a)(51)(A) of the Investment Company Act). The Fund will not be obligated to sell any shares that have not been placed with Qualified Investors who meet all applicable requirements to invest in the Fund. See
                                       "Investor Qualifications and Transfer Restrictions." Shares must be held through a broker or dealer that has entered into a
                                       Shareholders' Servicing Agreement with the Fund.

                                       Before making an investment in the Fund, a prospective investor's financial advisor or sales representative will require a
                                       certification from the prospective investor that it is a Qualified
                                       Investor who will not transfer its shares except to another
                                       Qualified Investor who will hold the shares through a broker or dealer that has entered into a Shareholders' Servicing Agreement with the Fund. (The form of investor certification is attached to this prospectus as Appendix A.) If a shareholder attempts to transfer its shares to someone who is not a Qualified Investor or into an account with a broker or dealer that has not entered into a
                                       Shareholders' Servicing Agreement, the transfer will not be permitted and will be void. See "Investor Qualifications and
                                       Transfer Restrictions."

Investor Suitability.................  An investment in the Fund involves a considerable amount of risk.
                                       Because it is possible that a shareholder may lose some or all of its investment, prospective investors should not invest in the Fund unless they can afford a total loss of their investment. Because of the limited liquidity of the shares, shares may be suitable only as a long-term investment. Prior to making an investment decision, an investor should (i) consider the suitability of this investment with respect to its investment objectives and personal situation,
                                       (ii) consider factors such as its personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult its broker and financial advisor to determine whether its risk profile is suitable for this investment.

Investment Objective and
  Strategy...........................  The Fund's investment objective is to generate consistently absolute returns, as opposed to relative returns, over various market cycles and to seek long-term capital appreciation. The term "Absolute
                                       Return" is an investment term referring to a fund's effort to achieve positive annual returns which are not correlated to the returns in the equity and fixed income markets. Often representing a tool for portfolio diversification, Absolute Return is contrasted with "Relative Return" strategies which generally assess performance in relation to the returns in the equity and/or debt markets, using established benchmarks or indices. "Absolute Return" is not intended to imply that the Fund will always have positive returns.

                                       The Fund seeks to achieve its investment objective by investing primarily in Portfolio Funds that are managed by Portfolio Managers employing a wide range of specialized investment strategies. This investment process is often referred to as a multi-manager or "fund of hedge funds" approach. Thus, the Fund will

                                       make investments in a variety of alternative investment strategies that each individually offers the potential for attractive investment returns and are expected to blend together within the
                                       Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets.

                                       As compared to a strategic asset allocation approach, the Fund will actively manage its portfolio seeking the most efficient allocation of assets in response to changing market conditions.

                                       The Investment Manager is responsible for selecting the Portfolio
                                       Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager, subject to the general supervision of the Fund's Board of Trustees (the "Board").

                                       Portfolio Funds in which the Fund will invest may include private investment limited partnerships, joint ventures, other investment companies and similar entities managed by Portfolio Managers. In addition, the Fund may on occasion retain one or more Portfolio
                                       Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which the Fund will be the sole investor). Any arrangement in which the Fund retains a Portfolio
                                       Manager to manage an account or investment vehicle for the Fund is referred to as a "Portfolio Account."

                                       The investment strategies of the Portfolio Managers may include, among others:

                                       -          long/short equity
                                       -          equity hedging strategies (such as market neutral
                                                  long/short) and arbitrage
                                       -          pairs trading
                                       -          fixed income hedging and arbitrage
                                       -          statistical long/short
                                       -          currency hedging and arbitrage
                                       -          index arbitrage
                                       -          interest rate arbitrage
                                       -          merger arbitrage
                                       -          convertible bond arbitrage
                                       -          event driven
                                       -          global macro
                                       -          managed futures
                                       -          distressed issuer investing.

                                       There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Principal Strategies."

Investment Rationale.................  The Fund has been established as a fund of hedge funds. That means it is a pooled investment vehicle with a portfolio consisting of underlying hedge funds managed by individual Portfolio Managers, rather than, for example, direct investments in the equity or fixed-income markets. The Investment Manager and its affiliates in
                                       TCM have a well-established reputation as a global provider of hedge fund investment management services. Generally speaking, diversification obtained through the investment in a portfolio of hedge funds, as opposed to a single hedge fund, may reduce individual fund and manager risk. The Investment Manager has the responsibility of selecting appropriate Portfolio Funds to enable the Fund to achieve diversification across various styles and individual Portfolio Managers having little correlation to one another and to the U.S. equities markets in general. In this way the
                                       Investment Manager seeks to construct a portfolio that exhibits lower volatility than long-only equity strategies and may attain higher risk-adjusted returns as compared with equity, bond and other traditional asset classes. In selecting Portfolio Funds, the
                                       Investment Manager will seek Portfolio Managers with established track records of consistently positive performance. Many of these managers often require high minimum considerations and, thus, the
                                       Fund will serve to facilitate investment opportunities that might not otherwise be attainable by investors.

                                       Hedge funds of the type sought to be included as Portfolio Funds possess many similar attributes:

                                       -          in pursuing their investment strategies, they seek
                                                  absolute return investment objectives, defined as a
                                                  target rate of return that is not index- or
                                                  benchmark-based;
                                       -          they have the ability to be long and/or short, while
                                                  employing multiple investment techniques using a wide
                                                  range of financial instruments;
                                       -          their managers' compensation often includes a
                                                  performance-based component;
                                       -          their management personnel often maintain significant
                                                  personal investments in their funds; and
                                       -          the funds generally impose limits on the number and types
                                                  of investors in the fund.

                                       Professional portfolio strategists at the Investment Manager will evaluate and monitor the global capital markets and individual hedge fund manager strategies in order to assist the Fund in meeting its objective. The Investment Manager will oversee all of the Portfolio
                                       Managers and will monitor and evaluate each Portfolio Manager to determine whether its investment program is consistent with the
                                       Fund's investment objective and whether its investment performance is satisfactory. The Investment Manager will require each Portfolio
                                       Manager to provide portfolio information to the Investment Manager's third party risk analytics service provider, designed to allow the provider to produce risk reports for the Investment Manager relating to the Portfolio Funds.

                                       Although the Investment Manager will review the valuation procedures used by the Portfolio Managers, the Investment Manager will have little or no means of independently verifying these valuations. In this regard, the Portfolio Managers will generally face a conflict of interest in valuing the securities in their Portfolio Funds because the values given to the securities in the

                                       Portfolio Funds will affect the compensation payable to the
                                       Portfolio Managers. See "Investment Rationale."

                                       As with any other investment strategy or approach, there is no assurance that the Fund's investment strategy and rationale will provide positive investment returns to the shareholders. See "Risk
                                       Factors" for a discussion of some of the risks inherent in the fund of hedge funds structure.

The Investment Manager...............  Tremont Partners, Inc. serves as the Fund's investment manager and provides day-to-day investment management services to the Fund. The
                                       Investment Manager is an indirect wholly-owned subsidiary of
                                       Oppenheimer Acquisition Corp., the parent corporation of
                                       OppenheimerFunds, Inc., the widely-known mutual fund manager. Since
                                       1984, the Investment Manager and its affiliates within TCM have provided alternative investment solutions to a diverse client base, including financial institutions, mutual funds, other investment companies, investment managers, ERISA plans and high net worth individuals. These services include tracking and evaluating over
                                       2,000 domestic and offshore investment funds. As of June 30, 2004, the Investment Manager, together with its affiliates within TCM, had in excess of $11.7 billion of assets under management, of which $2.8 billion is managed on a discretionary basis. See "Management of the
                                       Fund and Fees."

Management Fee.......................  The Fund will pay the Investment Manager a monthly fee (the
                                       "Management Fee") computed at the annual rate of 1.25% of the aggregate net asset value of outstanding shares determined as of the last day of each calendar month (before any repurchases of shares).
                                       See "Management of the Fund and Fees."

The Administrator, Custodian,
  Transfer Agent and Dividend
  Disbursing Agent...................  The Fund has retained                 (the "Administrator") to
                                       provide it with certain administrative services. The Administrator will also serve as transfer agent for the Fund's shares, custodian of the Fund's securities and cash and dividend disbursing agent. In consideration for providing the services described above, the Fund will pay the Administrator a monthly fee (the "Administration Fee")
                                       and reimburse the Administrator for its out-of-pocket expenses. See
                                       "Management of the Fund and Fees."

Shareholders' Servicing Fee..........  The Fund intends to pay selected brokers and dealers that (i) are not affiliated with the Fund or the Investment Manager and
                                       (ii) hold shares for their customers in accordance with
                                       Shareholders' Servicing Agreements with the Fund, the Shareholders'
                                       Servicing Fee. The brokers and dealers will provide customary shareholder services, including responding to shareholder questions about the Fund and the transferability of shares, assisting in selecting dividend payment options and assisting the Fund in administering repurchases. The Shareholders' Servicing Fee will be payable quarterly at an annual rate of 0.50% of the average monthly net asset value of outstanding shares held by the brokers and dealers for their customers.

Portfolio Fund Fees and
  Compensation.......................  Portfolio Managers charge various fees to (or receive performance compensation from) the Portfolio Funds in which the Fund will invest. These include management fees of between 1% and 3%
                                       (annualized) of assets under management. Performance compensation may range between 10% and 25% of a Portfolio Fund's capital appreciation based upon both realized and unrealized appreciation.
                                       Performance compensation may or may not be subject to various benchmarks or loss carry forward provisions. Since performance compensation is calculated based upon unrealized appreciation in addition to realized appreciation, the performance compensation may be greater than if it were based solely on realized gains. Moreover, since performance compensation is calculated on a Portfolio Manager by Portfolio Manager basis, a Portfolio Manager with positive investment performance will receive this compensation from the applicable Portfolio Fund (and indirectly from all of the Portfolio
                                       Fund's Investors, including the Fund) even if the Fund's overall investment return is negative. See "Special Risks of Multi-Manager
                                       Structure--Expenses Related to Portfolio Funds."

Borrowing; Use of Leverage...........  The Fund is authorized to borrow money to meet repurchase requests and for cash management purposes. The Fund is also authorized to borrow money for investment purposes, although it intends to do so only "opportunistically," that is, when attractive investment opportunities are available that would further the Fund's investment objective when sufficient cash or other liquid resources are not otherwise available or when the Investment Manager believes it would not be prudent to sell existing portfolio holdings. The use of borrowing for investment purposes is known as "leverage" and involves a high degree of risk. Any costs related to the Fund's use of leverage are paid by the Fund and, thus, ultimately borne by the shareholders. See "Risk Factors--General Risks--Leverage; Interest
                                       Rates; Margin."

                                       The Fund is subject to the Investment Company Act requirement that an investment company maintain an "Asset Coverage" of 300% with respect to its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). However, the Fund intends to limit its use of leverage to the Asset Coverage Requirement, that is 20% of its total assets (i.e., the Fund will have assets equal to at least 500% of its indebtedness). These limits do not apply to the Portfolio Funds.
                                       The investment programs of certain Portfolio Managers may make extensive use of leverage, and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds.

                                       Portfolio Funds, unlike the Fund, may not have any limitations on their use of leverage. Although not applicable to Portfolio Funds, the Asset Coverage Requirement will apply to borrowings by Portfolio
                                       Accounts, as well as to other transactions by Portfolio Accounts that can be deemed to result in the creation of a "senior security."
                                       See "Investment Objective and Principal Strategies--Other Investment
                                       Strategies--Borrowing; Use of Leverage."

Distribution Policy; Dividends.......  The Fund intends to distribute to shareholders all or a portion of its net investment income quarterly and net realized capital gains, if any, at least annually. It is anticipated that the Fund's first dividend will be payable to shareholders of record in November 2004 and that payment will be made in December 2004.

                                       At times, in order to maintain a stable level of distributions, the
                                       Fund may pay capital gains more frequently than annually or may pay out less than all of its net investment income or pay out
                                       accumulated undistributed income in addition to current net investment income. The Fund intends to seek exemptive relief from the SEC to permit it to adopt such a policy with respect to capital gains and will not adopt this policy until it has received the exemptive relief. There is no assurance that the Fund will be able to obtain the necessary exemptive relief or that the Board will implement this policy. If implemented, the Board will reserve the right to change the policy from time to time. See "Distribution
                                       Policy."

Automatic Dividend
  Reinvestment Plan..................  The Fund has established an Automatic Dividend Reinvestment Plan
                                       (the "Plan"). Under the Plan, all dividend and capital gain distributions will be automatically reinvested in additional Fund shares unless the shareholder is ineligible or elects to receive cash. See "Distribution Policy--Automatic Dividend Reinvestment
                                       Plan."

Unlisted Closed-End Structure,
  Limited Liquidity and
  Transfer Restrictions..............  The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis.

                                       The Fund will not list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the
                                       Fund's shares. In addition, the Fund's shares are subject to transfer restrictions that permit transfers only to Qualified
                                       Investors who hold their shares through a broker or dealer that has entered into a Shareholders' Servicing Agreement with the Fund. The
                                       Fund and a prospective investor's investment advisor may require substantial documentation in connection with a requested transfer of shares and shareholders should not expect that they will be able to transfer shares at all. Attempted transfers may require a
                                       substantial amount of time to effect. Shares of the Fund may not be exchanged for

                                       shares of any other fund. However, in order to provide a limited degree of liquidity, the Fund will, as described below, conduct quarterly repurchase offers if, and only if, the Board determines that to do so is in the best interest of all of the shareholders, including those who choose to remain in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. See "Quarterly Repurchase Offers"
                                       below.

Quarterly Repurchase Offers..........  No shareholder has the right to require the Fund to redeem its shares. In order to provide a limited degree of liquidity to shareholders, the Fund, pursuant to a fundamental policy and as authorized by the Board, intends to conduct quarterly repurchase offers, as of the last business day of each March, June, September and December, provided that the Board determines that to do so is then in the best interests of the Fund and all of the shareholders, including those who intend to remain as shareholders of the Fund.
                                       Although it is the Fund's intention to conduct quarterly repurchase offers, there can be no assurance that they will occur.

                                       The period in which to tender shares for repurchase will commence in the month preceding the month containing the repurchase date and the repurchase will be completed within 45 days after the repurchase date. In each repurchase offer the Fund intends to offer to repurchase up to 5% of its outstanding shares at their net asset value. The Fund intends to conduct the first repurchase offer as of
                                       December 31, 2005 with tenders beginning in November 2005 and payment completed in February 2006. No repurchases will be effected before December 31, 2005. If the number of shares tendered for repurchase exceeds the number the Fund intends to repurchase, the
                                       Fund will repurchase shares on a pro rata basis and tendering shareholders will not have all of their tendered shares repurchased by the Fund. See "Repurchase Offers."

                                       To the extent the Fund finances the payment of repurchase proceeds by selling Fund investments that are liquid, the Fund will hold a larger proportion of its total assets in illiquid securities. Also, the sale of portfolio securities by Portfolio Funds to finance the repurchase of shares could reduce the market price of those portfolio securities, which would in turn reduce the Fund's net asset value. See "Risk Factors--General Risks--Repurchase Offers."

Additional Sales of Shares...........  In the future, the Fund may sell additional shares to existing shareholders who continue to be Qualified Investors. The shares, which may include shares repurchased by the Fund as provided herein, will be sold at a price not less than their net asset value. These sales will not commence until the Fund has invested the proceeds from this offering. See "Repurchase Offers," "Repurchase Procedures"
                                       and "Underwriting."

Risk Factors.........................  An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements, risks relating to the use of leverage, and risks relating to the limited liquidity of shares. Some of these risks include:

                                       -          General Economic and Market Conditions
                                       -          Highly Volatile Markets
                                       -          Risks of Securities Activity
                                       -          Illiquid Portfolio Investments
                                       -          Industry Concentration
                                       -          Limited Liquidity
                                       -          Status as a Regulated Investment Company under the Code

                                       Accordingly, the Fund should be considered a speculative investment and an investor should invest in the Fund only if it can sustain a complete loss of its investment. See "Risk Factors."

U.S. Federal Income Tax
  Consequences.......................  The Fund intends to qualify as a regulated investment company under the Code. A prospective investor is responsible for, and should consider carefully, all of the potential tax consequences of this investment and should consult with its tax advisor before investing.
                                       For a discussion of certain U.S. federal income tax consequences of an investment in the Fund, see "Taxes."

                            SUMMARY OF FUND EXPENSES


    The purpose of the table below is to assist shareholders in understanding the various costs and expenses shareholders would bear directly or indirectly as a shareholder of the Fund. As of the date of this prospectus, the Fund has not commenced investment operations. The annual "Other Expenses" shown are estimated based on hypothetical net assets of the Fund of $100 million. If the Fund is smaller, all other things being equal, these expenses, as a percentage of net assets, would increase. The Fund will also incur organizational expenses and
offering costs estimated to be $      . For a more complete description of the
various costs and expenses of the Fund, see "Management of the Fund and Fees."



SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load (as a percentage of offering price)(1)...    4.50%
Organizational and offering expenses (as a percentage of
  offering price)(2)........................................    0.20%
Automatic dividend reinvestment plan fees...................    none
Maximum repurchase fee......................................    none

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE
  TO SHARES)
Management Fee..............................................    1.25%
Shareholders' Servicing Fees................................    0.50%
Other Expenses(3)...........................................    0.35%
                                                                ----
Total Annual Expenses(4)....................................    2.10%
                                                                ====


------------------------


(1) The sales load per share for purchases of up to $100,000 will be 4.5% and the public offering price per share will be $20.00. The sales load per share for purchases in excess of $100,000 up to $250,000 will be 4.0% and the public offering price per share will be approximately $19.90. The sales load per share for purchases in excess of $250,000 up to $500,000 will be 3.5% and the public offering price per share will be approximately $19.79. The sales load per share for purchases in excess of $500,000 up to $1,000,000 will be 3.0% and the public offering price per share will be approximately $19.69. The sales load per share for purchases in excess of $1,000,000 will be 2.5% and the public offering price per share will be approximately $19.59.



(2) The Investment Manager has agreed to pay all the Fund's organizational expenses and offering costs (other than the sales load) that exceed $0.04 per share (0.20% of the offering price).



(3) Includes expenses related to Fund administration and accounting, transfer agent fees, custodial fees and legal expenses, among others. See "Management of the Fund and Fees -- Fund Expenses."


(4) "Total Annual Expenses" excludes interest expense, indirect investment advisory fees, performance-based compensation and other expenses incurred by Portfolio Funds and Portfolio Accounts in which the Fund invests. Generally, advisory fees, if applicable, range from 1% to 3% (annualized) of the asset value of the Fund's investment. Performance-based compensation generally ranges from 10% to 25% of the capital appreciation in the Fund's investment for the year based upon both realized and unrealized appreciation. Performance-based compensation may or may not be subject to various benchmarks and loss carryforward provisions. Since performance-based compensation is calculated based upon unrealized appreciation in addition to realized appreciation, the performance compensation may be greater than if it were based solely in realized gains.

    The following examples provide an illustration of expenses for $1,000 and $25,000 investments (including, respectively, a sales load of $45 and $1,125, estimated organizational expenses and offering costs of $2 and $50 and net annual expenses of 2.10% and 2.10%) which may be paid by shareholders in respect of an investment in the Fund:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   ---------
Shareholders would pay the following expenses on a:
  $1,000 investment, assuming a 5% annual return:              $   67     $  110     $  155     $  279
  $25,000 investment, assuming a 5% annual return:              1,683      2,742      3,864      6,967



    SHAREHOLDERS SHOULD BE AWARE THAT THE EXAMPLES DO NOT PRESENT ACTUAL EXPENSES AND IS NOT A REPRESENTATION OF FUTURE EXPENSES. Actual expenses may be greater or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.


                                  RISK FACTORS

    All investments carry risks to some degree. AN INVESTMENT IN THE FUND INVOLVES SUBSTANTIAL RISKS, INCLUDING THE RISK THAT THE ENTIRE AMOUNT INVESTED MAY BE LOST. Accordingly, the Fund should be considered a speculative investment and an investor should invest in the Fund only if it can sustain a complete loss of its investment. The Fund allocates its assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements, risks relating to the use of leverage and risks relating to the limited liquidity of shares.

    AN INVESTMENT IN THE FUND DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM.

GENERAL RISKS

    LACK OF OPERATING HISTORY OF THE FUND; NO SHAREHOLDER CONTROL. The Fund is a newly organized non-diversified, closed-end management investment company with no previous operating history. The Fund may not succeed in meeting its objective and the Fund's net asset value may decrease. Because the shares will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of shareholders.

    UNLISTED CLOSED-END FUND; LIMITED LIQUIDITY. The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is no secondary trading market for Fund shares and there is no assurance that a secondary market will develop. Therefore, the shares are not readily marketable. Because the Fund is a closed-end investment company, shares can neither be redeemed on a daily basis nor be exchanged for shares of any other fund. In addition, with very limited exceptions, shares are not transferable at all.


    As a fundamental policy, the Fund intends to make quarterly repurchase offers when the Board determines that to do so is in the best interest of the Fund and all of its shareholders, including those remaining in the Fund. The first repurchase offer is expected to be conducted as of December 31, 2005. Each quarterly repurchase offer will be for up to 5% of its outstanding shares at their then net asset value. Although the repurchase offers will provide shareholders with some liquidity, the shares are significantly less liquid than shares of funds that trade on a stock exchange.


    A shareholder may not be able to sell all the shares that it wishes to sell in a repurchase offer. Moreover, there can be no assurance that a repurchase offer will occur in any quarter. In extreme cases, the Fund may not be able to complete repurchases due to its holding of illiquid investments. An investment in the Fund is therefore suitable only for investors who can bear the risks associated the limited liquidity of the shares and should be seen as a long-term investment.


    TRANSFER RESTRICTIONS. The Fund's shares will be subject to restrictions that permit transfers only to investors who satisfy certain net worth requirements or who otherwise meet the standard for a Qualified Investor. Shares may be held only through a broker or dealer that is a party to a Shareholders' Servicing Agreement with the Fund. These brokers and dealers have agreed to note the existence of transfer restrictions on confirmations and to implement procedures to enable them to form a reasonable belief that all subsequent purchasers that are their clients are Qualified Investors. A shareholder's ability to sell shares will be limited even if a secondary market for the shares develops. If an investor attempts to transfer its shares to someone who is not a Qualified Investoror to an account with a broker or dealer that has not entered into a Shareholders' Servicing Agreement with the Fund, the transfer will not be permitted and will be void. Brokers, dealers or the Fund may require substantial documentation in connection with a requested transfer of shares and an investor should not expect that it will be able to transfer shares at all. Permissible transfers may require a substantial amount of time to effect.


    LEVERAGE; INTEREST RATES; MARGIN. The Fund is authorized to borrow money to meet repurchase requests and for cash management purposes. The Fund is also authorized to borrow money for investment purposes, although it intends to do so only "opportunistically," that is, when attractive investment opportunities are available that would further the Fund's investment objective when sufficient cash or other liquid resources are not otherwise available or when the Investment Manager believes it would not be prudent to sell existing portfolio holdings. The use of borrowing for investment purposes is known as "leverage" and involves a high degree of risk. In addition, Portfolio Funds are generally permitted to borrow money. The Fund, Portfolio Funds and Portfolio Accounts may directly or indirectly borrow funds from brokerage firms and banks. Portfolio Funds and Portfolio Accounts may also "leverage" by using options, swaps, forwards and other derivative instruments. The Fund intends to limit its use of leverage to 20% of its total assets, i.e., the Fund will have assets equal to at least 500% of its indebtedness. Portfolio Funds, unlike the Fund, may not have any limitations on their use of leverage. This is likely to result in an amount of leverage at the Portfolio Fund level which exceeds 20%. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, by a Portfolio Fund or Portfolio Account could be magnified if leverage is employed by the Portfolio Manager and further magnified if the Fund is also using leverage. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that the Fund, Portfolio Managers or Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund.


    In general, the anticipated use of short-term margin borrowings by Portfolio Funds and Portfolio Accounts results in certain additional risks. For example, if the securities that are pledged to brokers to secure margin accounts decline in value, or if brokers from which the Portfolio Funds or Portfolio Accounts have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Portfolio Funds or Portfolio Accounts could be subject to a "margin call," pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Portfolio Fund or Portfolio Account, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

    Moreover, if the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings or it may be forced to sell investments at disadvantageous times in order to repay borrowings. The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings.

    The Investment Company Act provides that the Fund may not declare dividends or distributions or repurchase its shares (including repurchase offers) unless, immediately after doing so, it will have an "Asset Coverage" of at least 300%. This could prevent the Fund from completing its repurchase offers. For this purpose, an "Asset Coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of its indebtedness. Lenders may require the Fund to agree to more restrictive Asset Coverage requirements as a condition to providing credit to the Fund and may also limit the extent to which the Fund may hold illiquid securities, thereby reducing the Fund's investment flexibility. If the Fund is unable to make a distribution as a result of lender requirements, it may no longer qualify as a regulated investment company and could be required to pay additional taxes. The Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Investment Company Act or the Fund's loan agreements.


    The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the holders of the Fund's shares and the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends (if any) to shareholders under certain circumstances. Interest payments and fees incurred in connection with borrowing will increase the Fund's expense ratio and will reduce any income the Fund otherwise has available for the payment of dividends. The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.


    LACK OF OPERATING HISTORY OF PORTFOLIO FUNDS. Certain Portfolio Funds may be newly formed entities that have no operating histories. In these cases, the Investment Manager will have evaluated the past investment performance of Portfolio Managers or their personnel. However, past investment performance may not be indicative of the future results of an investment in a Portfolio Fund managed by a Portfolio Manager. The Fund's investment program should be evaluated on the basis that there can be no assurance that the Investment Manager's assessments of Portfolio Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund's net asset value may decrease.


    AVAILABILITY OF INVESTMENT OPPORTUNITIES. The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions and, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Manager, a Portfolio Fund may not be permitted to take advantage of the opportunity. The Investment Manager and its affiliates may seek investment opportunities similar to those the Fund may be seeking and they do not have an obligation to offer any opportunities they may identify to the Fund.


    CONTROL POSITIONS. Portfolio Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Portfolio Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or if litigation were to be resolved adverse to the Portfolio Funds, the Portfolio Funds likely would suffer losses on their investments.

    NON-DIVERSIFIED STATUS. The Fund is "non-diversified" under the Investment Company Act which means that it is not subject to limitations on the percentage of assets that may be invested in the securities of any one issuer, market segment or Portfolio Fund. Therefore, the Fund's net asset value may be subject to greater volatility than that of an investment company that is subject to the Investment Company Act's diversification tests. The Fund has more flexibility to invest in the obligations of a single borrower or issuer than if it were a "diversified" fund; however, the Fund intends to diversify its investments enough to qualify as a "regulated investment company" under the Code. Under that requirement, the Fund may invest no more than 25% of the value of its total assets in the securities of any one borrower or issuer. If the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

    INDUSTRY CONCENTRATION RISK. Portfolio Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry. Although the Fund does not believe this is likely to occur given the nature of its investment program, it is possible that, at any given time, the assets of Portfolio Funds in which the Fund has invested will, in the aggregate, be invested in a single industry constituting 25% or more of the value of their combined total assets. Because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through Portfolio Funds in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Portfolio Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, there may be circumstances under which the Fund and the Investment Manager may not be able to determine at any given time whether or the extent to which Portfolio Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.


    REPURCHASE OFFERS. The Fund will offer to purchase only a small portion of its shares each quarter (up to 5%). Shareholders cannot compel a repurchase and there is no guarantee that a shareholder will be able to sell all of the shares it desires to sell in any particular repurchase offer. Moreover, there can be no assurance that a repurchase offer will occur in any particular quarter. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased, thereby reducing the likelihood that any one investor will have all of its tendered shares repurchased.


    The Fund's repurchase policy will, over time, decrease the size of the Fund from what it otherwise would have been. This may have negative ramifications on the Fund. Specifically, the Fund may be forced to sell assets it would not otherwise sell in order to effect the repurchases. The repurchase policy and corresponding reduction of assets also may reduce investment opportunities available to the Fund and may cause its expense ratio to increase.

    Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise have chosen to, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchases.

    If a shareholder tenders shares, the tender (including a tender for more shares than the investor wishes to have repurchased) may not be rescinded by the shareholder after the date on which the repurchase offer terminates. However, although the amount payable to the shareholder will be based on the net asset value of the Fund's assets as of the repurchase date, the net asset value of the tendered shares generally will not be determined until a date approximately one month later. Thus, a shareholder will not know its repurchase price until after it has irrevocably tendered its shares. Once determined, no adjustments will be made to the net asset value of tendered shares; any subsequent valuation adjustments, favorable or unfavorable, will accrue to the benefit of, or be borne by, the remaining shareholders. No repurchases will be effected before December 31, 2005.


    IN-KIND DISTRIBUTIONS. The Fund expects that tendered shares will be repurchased for cash. However, there can be no assurance that the Fund will have sufficient cash to pay for all tendered shares or that it will be able to liquidate investments at favorable prices to pay for the tendered shares. Portfolio Funds may be permitted to redeem their shares in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Investment Manager will seek to dispose of these securities in a manner that is in the best interests of the Fund. The Fund does not currently intend to make in-kind distributions to shareholders but may do so in unusual circumstances.

    RELIANCE ON KEY PERSONNEL OF THE INVESTMENT MANAGER. The Fund's ability to identify and invest in attractive opportunities is dependent upon the Investment Manager. If one or more of the Investment Manager's key individuals leaves, the Investment Manager may not be able to hire qualified replacements at all or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

    ABSENCE OF LIABILITY. Subject to limitations imposed by the Investment Company Act, neither the Board nor the Investment Manager will be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

    ANTI-MONEY LAUNDERING. If the Fund, the Investment Manager or any governmental agency believes that the Fund has sold shares to, or is otherwise holding assets of, any person or entity that is acting directly or indirectly in violation of any U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected in engaging in foreign corruptions, the Fund, Investment Manager or governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of shares. The Fund may also be required to remit or transfer those assets to a governmental agency.

    CONFLICTS OF INTEREST. The Investment Manager and its affiliates, as well as many of the potential Portfolio Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund and Portfolio Funds. In addition, investment professionals associated with the Investment Manager or Portfolio Managers may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Investment Manager and its affiliates, "Other Accounts"). As a result, the Investment Manager and Portfolio Managers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts. Portfolio Managers may, in pursuing independently of one another their respective investment objectives, effect offsetting transactions, which could result in the Fund bearing transactional costs without obtaining any benefit.

    However, it is the policy of the Investment Manager, and generally also the policy of the Portfolio Managers, that investment decisions for the Fund, Portfolio Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage and that investment transactions and opportunities be fairly allocated among their clients, including the Fund and Portfolio Funds.


    In addition, Portfolio Funds may use a broker or dealer that has entered into a Shareholders' Servicing Agreement with the Fund to execute their portfolio transactions.


SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

    NO REGISTRATION. Portfolio Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not have the benefit of various protections afforded by the Investment Company Act with respect to its investments in Portfolio Funds. Although the Investment Manager expects to receive detailed information from each Portfolio Manager regarding its investment performance and investment strategy on a regular basis, in most cases the Investment Manager has little or no means of independently verifying this information. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Investment Manager, which may involve risks under some market conditions that the Investment Manager did not anticipate. In addition, many Portfolio Managers presently are not registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), in reliance on certain exemptions from registration thereunder. In those cases, Portfolio Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.


    EXPENSES RELATED TO PORTFOLIO FUNDS. Investors in the Fund directly bear the Fund's expenses, and, by virtue of the Fund's investment, indirectly bear expenses of the Portfolio Funds and Portfolio Accounts, including performance-based compensation (whether such compensation is a performance-based fee or a performance-based allocation) assessed by Portfolio Funds or Portfolio Accounts. Similarly, shareholders bear a proportionate share of the other operating expenses of the Fund (including the Administration and Shareholders' Servicing Fees) and, indirectly, similar expenses of the Portfolio Funds and Portfolio Accounts. An investor who meets the conditions imposed by the Portfolio Managers, including investment minimums that would generally be considerably higher than the $25,000 minimum imposed by the Fund, could invest directly with the Portfolio Managers and therefore avoid the additional costs associated with investing in the Fund.



    Each Portfolio Manager will receive any performance-based compensation to which it is entitled irrespective of the investment performance of other Portfolio Managers or the investment performance of the Fund generally. Thus, a Portfolio Manager with positive investment performance will receive this compensation from its investors, including the Fund (and, thus, indirectly from shareholders) even if the Fund's overall investment return is negative. The Portfolio Managers' investment decisions are made independently of each other. As a result, at any particular time one Portfolio Manager may be purchasing shares of an issuer for a Portfolio Fund or Portfolio Account whose shares are being sold by another Portfolio Manager for another Portfolio Fund or Portfolio Account. In those situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result. Performance-based compensation may create an incentive for the Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based compensation.


    LIQUIDITY CONSTRAINTS OF PORTFOLIO FUNDS. Since the Fund may make additional investments in, or effect withdrawals from, a Portfolio Fund only at certain times pursuant to limitations set forth in the governing documents of the Portfolio Fund, the Fund from time to time: may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest; may have to borrow money to repurchase shares; and may not be able to withdraw its investment in a

Portfolio Fund promptly after it has made a decision to do so. This may adversely affect the Fund's investment return or increase the Fund's expenses.

    Portfolio Funds may be permitted to redeem their shares in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest it may receive securities that are illiquid or difficult to value. See "Investment-Related Risks--Risks of Securities Activities--Illiquid Portfolio Investments" and "Calculation of Net Asset Value." In these circumstances, the Investment Manager will seek to dispose of these securities in a manner that is in the best interests of the Fund.

    PORTFOLIO ACCOUNT ALLOCATIONS. The Fund may on occasion allocate its assets to a Portfolio Manager by retaining the Portfolio Manager to manage a Portfolio Account for the Fund, rather than investing in the Portfolio Manager's Portfolio Fund. It is possible, given the leverage at which certain of the Portfolio Managers will trade, that the Fund could lose more in a Portfolio Account that is managed by a particular Portfolio Manager than the Fund allocated to it to invest. This risk may be avoided if the Fund, instead of retaining a Portfolio Manager to manage a separate account comprised of a designated portion of the Fund's assets, creates a separate investment vehicle in which the Fund will be the sole investor. Use of this structure, however, involves various expenses and there is no requirement that separate investment vehicles be created for Portfolio Accounts. Portfolio Accounts will be subject to the investment policies and restrictions of the Funds, including, without limitation, the Asset Coverage Requirement, as well as the provisions of the Investment Company Act and the rules thereunder.

    VALUATION. Valuations will be determined for each Portfolio Fund in accordance with its valuation policies. In most cases, the Fund will be unable to verify with certainty the monthly valuation received from a Portfolio Manager. Furthermore, these valuations will typically be estimates only, subject to revision based on the Portfolio Fund's annual audit. Revisions to the Fund's gain and loss calculations will be an ongoing process and no appreciation or depreciation figure can be considered final until the annual audits of Portfolio Funds are completed.


    Portfolio Managers will generally invest primarily in marketable securities, although certain Portfolio Managers may also invest in privately placed securities and other investments that are illiquid and do not have readily available market quotations. These securities will nevertheless generally be valued by Portfolio Managers even though Portfolio Managers generally face conflicts of interest in valuing securities because the values given to the securities will affect their compensation. Although the Investment Manager will review the valuation procedures used by the Portfolio Managers of the Portfolio Funds, the Investment Manager and the Board will have little or no means of independently verifying valuations provided by such Portfolio Managers. However, the Board has approved procedures pursuant to which the Fund will value its investments in Portfolio Funds at fair value. See "Calculation of Net Asset Value." Any securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board.


    TURNOVER. The Fund's activities involve investment in the Portfolio Funds. The Portfolio Funds may invest on the basis of short-term market considerations. The turnover rate within the Portfolio Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. As a result of this turnover, it is anticipated that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Fund from a Portfolio Fund could involve expenses to the Fund under the terms of the Fund's investment.

    INABILITY TO INVEST IN PORTFOLIO FUNDS. In the event that the Fund is able to make investments in Portfolio Funds only at certain times, the Fund may invest any portion of its assets that is not invested in Portfolio Funds in money market securities or other liquid assets pending investment in Portfolio Funds. During the time that the Fund's assets are not invested in Portfolio Funds, those assets will not be used to pursue the Fund's investment objective.

    HOLDING PORTFOLIO MANAGERS HARMLESS. The Portfolio Managers often have broad limitations on their liability arising in connection with investments in Portfolio Funds. In addition to these limitations, the Fund may agree to hold certain of the Portfolio Funds and Portfolio Managers harmless from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the Fund's investment in the particular Portfolio Funds and their Portfolio Managers' actions in conducting the respective Portfolio Funds' business.

    INVESTMENTS IN NON-VOTING SECURITIES. Consistent with applicable law, Portfolio Funds may not be obligated to disclose the contents of their portfolios. Accordingly, it may be difficult for the Investment Manager to monitor whether holdings of the Portfolio Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences, the Fund may need to hold its interest in a Portfolio Fund in non-voting form. Additionally, for regulatory reasons, the Fund may need to limit the amount of voting securities in a particular Portfolio Fund. Non-voting securities will still have equity characteristics but will not entitle the Fund to vote on matters that require the approval of the Portfolio Fund's investors. This restriction could diminish the influence of the Fund in a Portfolio Fund and adversely affect its investment in the Portfolio Fund, which, in turn, could result in unpredictable and potentially adverse effects on the Fund.

    CONTROL OVER PORTFOLIO MANAGERS. The Investment Manager will invest in Portfolio Funds that it believes will generally, and in the aggregate, be managed in a manner consistent with the Fund's investment objective and strategy. The Investment Manager does not and will not control the Portfolio Managers of these Portfolio Funds, however, and there can be no assurance that a Portfolio Manager will manage its Portfolio Funds in this manner.

    LEGAL, TAX AND REGULATORY RISKS. Legal, tax, and regulatory changes affecting the Portfolio Funds could occur which may materially adversely affect the Fund. In particular, the SEC has been engaging in a general inquiry into hedge funds which could result in increased regulatory oversight and other legislation or regulation relating to hedge funds or funds of hedge funds.

    For example, the regulatory and tax environment for derivative instruments in which a Portfolio Fund may invest is evolving, as is the regulatory environment for leveraged investors and for hedge funds generally. Changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by Portfolio Funds and the ability of Portfolio Funds to pursue their trading strategies which, consequently, could adversely affect the Fund's performance. Similarly, changes in the direct or indirect regulation of leveraged investors or hedge funds may pose additional risks and result in material adverse consequences to the Portfolio Funds or the Fund if the potential investment strategies that would have otherwise been used by the Portfolio Managers or the Fund in order to seek to obtain higher returns become limited.

    STATUS AS REGULATED INVESTMENT COMPANY. As described under the heading "Tax Aspects" in the SAI, the Fund must satisfy, among other requirements, an asset diversification test in order to qualify as a regulated investment company under Subchapter M of the Code. Under that test, at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of "other issuers" in which the Fund (x) has not invested more than 5% of the value of the Fund's total assets in any one issuer and (y) does not hold more than 10% of the outstanding voting securities of any one issuer; and (ii) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

    If the Fund fails to satisfy this test as of the close of any quarter, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. However, as described in

"Liquidity Constraints of Portfolio Funds" above, because the Fund may effect withdrawals from a Portfolio Fund only at certain times pursuant to limitations set forth in the Portfolio Fund's governing documents, the Fund may not be able to withdraw its investment promptly after it has made a decision to do so. As a result, it will be more difficult for the Fund to cure a violation within the 30-day period. If the Fund fails to cure a violation within 30 days, it may lose its status as a regulated investment company under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to the Fund's shareholders as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Accordingly, disqualification as a regulated investment company could have a material adverse effect on the value of the Fund's shares and the amount of Fund distributions.

INVESTMENT-RELATED RISKS

    GENERAL ECONOMIC AND MARKET CONDITIONS. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Portfolio Funds and Portfolio Accounts and, thus, the Fund's investments. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

    MARKET DISRUPTION. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy.

    HIGHLY VOLATILE MARKETS. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which a Portfolio Fund's or Portfolio Account's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds and Portfolio Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

    RISKS OF SECURITIES ACTIVITIES. All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that shareholders will not suffer losses. The following discussion sets forth some of the more significant risks associated with the styles of investing which may be utilized by one or more Portfolio Managers:

    - EQUITY SECURITIES. Portfolio Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Portfolio Managers also may invest in depository receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under "Non-U.S. Investments" below. Issuers of un-sponsored depository receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

    - BONDS AND OTHER FIXED-INCOME SECURITIES. Portfolio Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Portfolio Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. Government securities or debt securities issued or guaranteed by a non-U.S. Government; municipal securities; and mortgage-backed and asset backed securities. No minimum ratings are applicable to these securities, which may pay fixed, variable or floating rates of interest and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e, market risk).

    - NON-U.S. INVESTMENTS. It is expected that Portfolio Funds and Portfolio Accounts will invest in securities of non-U.S. companies and countries. Thus, the Fund may hold these securities directly and/or indirectly. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company's assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the United States or abroad or other political and economic factors.

      Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. These securities may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

    - FOREIGN CURRENCY TRANSACTIONS. The Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to "lock in" the U.S. dollar price of the security between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns. The Portfolio Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns.

      Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve a Portfolio Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. A Portfolio Fund typically engages in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Portfolio Fund has contracted to receive in the exchange. A Portfolio Manager's success in these transactions depends principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

      A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price and may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a non-U.S. security. This technique allows the Portfolio Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of non-U.S. securities. Imperfect correlation may exist, however, between a Portfolio Fund's non-U.S. securities holdings and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes in seeking to meet a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio. Generally, Portfolio Funds are not required to hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

    - SMALL CAPITALIZATION ISSUERS. Portfolio Funds may invest in smaller capitalization companies, including micro cap companies. These securities often involve significantly greater risks than the securities of larger, better-known companies because the smaller companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as their securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

    - DISTRESSED SECURITIES. Certain of the companies in whose securities the Portfolio Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These securities may be considered speculative and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies.

      A Portfolio Fund's investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and stock in which a Portfolio Fund may invest may be less than investment grade, which may result in the Fund's experiencing greater risks than it would if investing in higher rated instruments.

    - PURCHASING INITIAL PUBLIC OFFERINGS. The Portfolio Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income.

    - ILLIQUID PORTFOLIO INVESTMENTS. Portfolio Funds and Portfolio Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for these securities tend to be volatile and a Portfolio Fund or Portfolio Account may not be able to sell them when the Portfolio Manager desires to do so or to realize what the Portfolio Manager perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

    The Portfolio Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's or Portfolio Account's investment objective. These strategies may often be executed through derivative transactions. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

    DERIVATIVES. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Portfolio Funds or Portfolio Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Portfolio Funds or Portfolio Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

    CALL AND PUT OPTIONS. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security's price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

    HEDGING TRANSACTIONS. The Portfolio Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to protect a Portfolio Fund's or Portfolio Account's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a Portfolio Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Portfolio Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Portfolio Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

    SWAP AGREEMENTS. A Portfolio Fund may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a "basket" of securities representing a particular index.

    Most swap agreements entered into by a Portfolio Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, the Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

    The U.S. federal income tax treatment of swap agreements and other derivatives as described above is unclear. Swap agreements and other derivatives used in this manner may be treated as a "constructive ownership of the reference property" which may result in a portion of any long-term capital gain being treated as ordinary income. See "Taxes."

    COUNTERPARTY CREDIT RISK. Many of the markets in which the Portfolio Funds or Portfolio Accounts effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund or Portfolio Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund or Portfolio Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund or Portfolio Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund or Portfolio Account has concentrated its transactions with a single or small group of counterparties. Portfolio Funds and Portfolio Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Manager, with the intent to diversify, intends to monitor counterparty credit exposure of Portfolio Funds and Portfolio Accounts. The ability of Portfolio Funds and Portfolio Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

    SHORT SELLING. The Portfolio Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

    Portfolio Funds and Portfolio Accounts may also effect short sales "against the box." These transactions involve selling short securities that are owned (or that a Portfolio Fund or Portfolio Account has the right to obtain). When a Portfolio Fund or Portfolio Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Portfolio Funds and Portfolio Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

                                  *    *    *


    LIMITS OF RISK DISCLOSURES. The above discussions of the various risks associated with the Fund and the shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this prospectus.


                                  *    *    *

                                USE OF PROCEEDS


    The net proceeds of the offering to the Fund are estimated to be
approximately $            , after deducting the sales load and organizational
expenses and offering costs payable by the Fund estimated at approximately
$            . The Fund will invest substantially all of the net proceeds of the offering in Portfolio Funds and Portfolio Accounts in accordance with its investment objective, investment policies and principal strategies as soon as practicable after the closing of this offering. Based on current market conditions and depending upon the availability of investment opportunities, the Investment Manager expects the Fund will be fully invested within three to six months. Pending full investment of the proceeds of the offering in Portfolio Funds and Portfolio Accounts, the proceeds of the offering will be invested in short-term high quality debt securities, such as securities of the U.S. Government and its agencies and instrumentalities. The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.


                 INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

    THE FUND'S INVESTMENT OBJECTIVE. The Fund's investment objective is to generate consistently absolute returns, as opposed to relative returns, over various market cycles and to seek long-term capital appreciation. The term "Absolute Return" is an investment term referring to a fund's effort to achieve positive annual returns which are not correlated to the returns in the equity and fixed income markets. Often representing a tool for portfolio diversification, Absolute Return is contrasted with "Relative Return" strategies which generally assess performance in relation to the returns in the equity and/or debt markets, using established benchmarks or indices. "Absolute Return" is not intended to imply that the Fund will always have positive returns.


    THE FUND'S PRINCIPAL INVESTMENT POLICIES. The Fund seeks to achieve its objective by investing primarily in Portfolio Funds that are managed by Portfolio Managers employing a wide range of specialized investment strategies. This investment process is often referred to as a multi-manager or "fund of hedge funds" approach. Thus, the Fund will make investments in a variety of alternative investment strategies that each individually offers the potential for attractive investment returns and are expected to blend together within the Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets.



    The Investment Manager is responsible for selecting the Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager, subject to the general supervision of the Fund's Board. As compared to a strategic asset allocation approach, the Fund will actively manage its portfolio seeking the most efficient allocation of assets in response to changing market conditions.



    Portfolio Funds are investment funds, typically organized as limited partnerships or limited liability companies, that are generally not required to register under the Investment Company Act because they do not publicly offer their securities and are restricted as to the qualifications of persons eligible to invest in the fund (based upon such persons' level of investment assets held and sophistication). The typical Portfolio Fund will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the types of trading strategies employed and, in many cases, the amount of leverage it may use.



    The Portfolio Managers' investment programs may include both equity hedging strategies, such as market neutral long/short investing and various types of arbitrage strategies, as well as directional strategies, including event driven, global macro and distressed investments. Market neutral investment strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the performance of debt, equity and other markets. Many of the Portfolio Managers' investment programs involve the use of hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets. These investment programs employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage, and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Directional strategies include investment programs that exhibit a higher correlation to general market performance. In allocating the Fund's assets among Portfolio Managers that pursue directional strategies, the Investment Manager will emphasize investment programs that it believes are most likely to achieve high rates of return under prevailing market conditions.


    CHANGES TO THE FUND'S INVESTMENT OBJECTIVE AND POLICIES. The Fund's Board can change non-fundamental investment policies without shareholder approval, although shareholders will be notified of significant changes. Fundamental policies cannot be changed without the approval of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding voting shares. The Fund's investment objective is not a fundamental policy. However, the objective will not be changed without prior notice to shareholders. Some of the Fund's investment restrictions that are fundamental policies are listed in the SAI. An investment policy is not fundamental unless this prospectus or the SAI says that it is.

    ALLOCATIONS TO PORTFOLIO MANAGERS. The Investment Manager takes a three-tiered approach to asset allocation and Portfolio Manager selection. Its methodology is premised on the belief that consistent, superior long-term performance necessitates first, a rigorous, top-down, or macro, view of the various alternative investment strategies; second, an in-depth analysis of the types of strategy attributes that best complement the Fund's investment objective; and third, identification of Portfolio Managers whose investment styles and historical investment returns and risk characteristics best embody those attributes.

    The investment strategies of the Portfolio Managers may include, among others:

    - LONG/SHORT EQUITY. This strategy involves creating and managing long and short portfolios of common stock with the intent of generating non-market related returns, with an emphasis on a Portfolio Manager's discretionary approach based on fundamental research, rather than a pure quantitative analysis approach. These types of portfolios usually have net long or short exposure significantly different than zero, distinguishing them from equity hedging and arbitrage strategies.


    - EQUITY HEDGING (MARKET NEUTRAL LONG/SHORT) AND ARBITRAGE. This strategy generally involves creating simultaneously long and short matched equity portfolios of the same size within a country. Equity market neutral portfolios are usually designed to be either beta (a measure of an equity security's volatility relative to the equity market) or currency neutral, or both. Well-designed portfolios typically control for industry, sector, market capitalization and other exposures as well. Leverage is often applied to enhance returns. Arbitrage is designed to exploit equity market inefficiencies.


    - PAIRS TRADING. This is a specific type of equity hedging strategy that involves effecting offsetting long and short equity positions in the same industry or sector.

    - FIXED INCOME HEDGING AND ARBITRAGE. This strategy seeks to exploit pricing anomalies within and across global fixed income markets and their derivative products using leverage to enhance returns.


    - STATISTICAL LONG/SHORT. This strategy involves constructing portfolios of offsetting long and short equity positions using mathematical or statistical techniques to identify relative value between long and short positions.

    - CURRENCY HEDGING AND ARBITRAGE. This strategy seeks to capture the price differential between a basket currency and its component currencies.

    - INDEX ARBITRAGE. This strategy involves investing in a group of securities comprising an index, or a representative sample of an index, in order to capture the pricing differences that may arise between the index and the component securities.

    - INTEREST RATE ARBITRAGE. This strategy seeks to exploit price anomalies between related securities with prices that fluctuate in response to interest rate movements.

    - MERGER ARBITRAGE. This strategy involves investing simultaneously in long and short positions in companies involved, or companies anticipated by a Portfolio Manager to possibly be involved, in a merger or acquisition, in order to profit from the expected price movements of the acquiring and target companies.

    - CONVERTIBLE BOND ARBITRAGE. This strategy involves investing in undervalued instruments that are convertible into equity securities and then hedging out systematic risks associated with either the convertible instrument, the underlying security or both.

    - EVENT DRIVEN. This strategy involves taking long or short positions in a security based on the expected value of the security upon completion of a certain transaction or event.


    - GLOBAL MACRO. This strategy involves investing in long and short positions in any of the world's capital or derivative markets based upon top down, fundamental macro-economic views. Portfolios in this strategy may typically include stocks, bonds or other debt-related instruments, currencies and commodities in the form of cash or derivative instruments. Investors in this strategy are generally provided with a diverse set of exposures in terms of assets and geography.



    - MANAGED FUTURES. This strategy involves investing in listed financial and commodity futures markets and currency markets around the world. Porfolio managers in this strategy are usually referred to as commodity trading advisors, or CTAs, and may include systematic or discretionary approaches and trend following or mean reversion strategies.


    - DISTRESSED ISSUER. This strategy involves investing in debt or equity securities of issuers involved in the bankruptcy or reorganization stage with the goal of capitalizing on inefficiencies associated with pricing such illiquid securities.

    Portfolio Managers using arbitrage strategies attempt to identify and exploit pricing inefficiencies between related instruments or combinations of instruments. Sophisticated mathematical and statistical techniques and models are used to attempt to identify relative value between related instruments or combinations of instruments and to capture mispricings among such instruments. Portfolio Managers pursuing arbitrage strategies utilize a variety of techniques and models, ranging from purely quantitative, short-term models to more discretionary approaches using fundamental research to construct long and short portfolios.


    SELECTION OF PORTFOLIO MANAGERS. The Fund will not be limited with respect to the types of investment strategies that Portfolio Managers may employ or the markets or instruments in which they invest. The Investment Manager will continuously monitor for attractive investment opportunities resulting from market inefficiencies that it believes can be successfully exploited by hedge fund strategies. As opportunities arise, the Investment Manager will seek to allocate the Fund's assets to Portfolio Managers that it believes will most effectively respond to the opportunities. The Fund's structure and its investment approach are intended to provide investors several advantages over direct investments in private investment funds, including: the ability to invest in a professionally constructed and managed investment portfolio; access to a diverse group of Portfolio Managers utilizing varying investment styles and strategies; and reduced risk exposure that comes from investing with multiple Portfolio Managers that have exhibited low volatility of investment returns and low correlation to one another. The Investment Manager expects generally to allocate the Fund's assets to approximately 15 to 20 Portfolio Managers.


    The Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment Portfolio Accounts in which the Fund will be the sole investor). Retention of a Portfolio Manager to manage a Portfolio Account is subject to the approval of the Board, including a majority of the members of the Board who are not "interested persons" of the Fund, as defined by the Investment Company Act. Retention of a Portfolio Manager will also be subject to approval by shareholders unless the Fund seeks and obtains an order of the SEC exempting the Fund from this requirement. Whether the SEC will issue an exemption cannot be predicted.

    The Fund's participation in a Portfolio Account arrangement will be subject to the requirements that the Portfolio Manager be registered as an investment adviser under the Advisers Act and that the Fund's contractual arrangements with the Portfolio Manager be subject to the requirements of the Investment Company Act applicable to investment advisory contracts, including Section 15 of the Investment Company Act.

    Portfolio Managers will be selected on the basis of various criteria, generally including, among other things, an analysis of:

    - the Portfolio Manager's performance during various time periods and market cycles;

    - the Portfolio Manager's reputation, experience and training;


    - the Portfolio Manager's articulation of and adherence to its investment philosophy;


    - whether the Portfolio Manager has an effective risk management discipline;

    - the quality and stability of the Portfolio Manager's organization, including internal and external professional staff; and

    - whether key personnel of the Portfolio Manager have substantial personal investments in the Portfolio Manager's investment program.

    REPLACEMENT OF A PORTFOLIO MANAGER. The Investment Manager will regularly evaluate each Portfolio Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. Based on these evaluations, the Investment Manager will allocate and reallocate the Fund's assets among Portfolio Managers and may terminate or add Portfolio Managers, as it determines appropriate and consistent with the Fund's investment objective. Shareholders will not vote on the retention or termination of a Portfolio Manager, except as described above under the heading "Selection of Portfolio Managers."

    LIMITS ON ALLOCATING FUND ASSETS TO ANY ONE PORTFOLIO FUND. Not more than 10% of the net assets of the Fund will be allocated to any one Portfolio Manager. The Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an SEC order (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding voting shares will not be subject to various Investment Company Act prohibitions on affiliated transactions. However, to permit the investment of more of its assets in certain Portfolio Funds deemed attractive by the Investment Manager, and subject to the foregoing limitation that the Fund will not purchase 5% or more of the outstanding voting securities of any one Portfolio Fund, the Fund may purchase non-voting securities of Portfolio Funds, subject to an overall limitation that the Fund will not purchase a combination of voting and non-voting shares in a Portfolio Fund that in the aggregate represent 25% or more of the Portfolio Fund's outstanding equity and subject further to the 10% limitation described above. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions apply to investments made by the Fund only; they do not apply to the activities and transactions of the Portfolio Funds in which the Fund's assets are invested.

    PORTFOLIO MANAGERS' INVESTMENTS. Portfolio Managers will generally invest primarily in marketable securities, although certain Portfolio Managers may also invest in privately placed securities and other investments that are illiquid. Interests in Portfolio Funds will not themselves be marketable and will have only limited liquidity. Portfolio Managers may invest and trade in a wide range of instruments and markets, which may include, among others, domestic and foreign equities and equity-related instruments, derivatives, currencies, financial futures, swaps, call and put options, and fixed income and other debt-related instruments. Portfolio Managers are generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they may invest or the investment discipline that they may employ (such as value, growth or bottom-up or top-down analysis). In managing Portfolio Funds, Portfolio Managers will not be subject to the Fund's investment policies and restrictions or the various limitations and prohibitions applicable to investment companies registered under the Investment Company Act, such as the Fund. As a result, Portfolio Funds may involve additional risks, including those associated with the fact that Portfolio Funds are not generally subject to any requirements that they diversify their investments or limit their investments in the securities of issuers engaged in a single industry or group of industries. See "Risk Factors--General Risks--Non-Diversified Status." However, the Fund's investment policies and restrictions, and limitations and prohibitions on investments imposed by the Investment Company Act, will apply in the case of Portfolio Accounts.

    OTHER INVESTMENT STRATEGIES. The Fund and Portfolio Managers can also use some or all of the investment techniques and strategies described below. These techniques have risks, although some are designed to help reduce overall investment or market risks.


    - BORROWING; USE OF LEVERAGE. The Fund is authorized to borrow money to meet repurchase requests and for cash management purposes. The Fund is also authorized to borrow money for investment purposes, although it intends to do so only "opportunistically," that is, when attractive investment opportunities are available that would further the Fund's investment objective and sufficient cash or other liquid resources are not otherwise available or where the Investment Manager believes it would not be prudent to sell existing portfolio holdings. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. Any costs related to the Fund's use of leverage are paid by the Fund and, thus, ultimately borne by the shareholders.



      The Fund is subject to the Investment Company Act requirement that an investment company satisfy an Asset Coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). However, the Fund intends to limit its use of leverage to 20% of its total assets, i.e., the Fund will have assets equal to at least 500% of its indebtedness. These limits do not apply to the Portfolio Funds and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds. The investment programs of certain Portfolio Managers may make extensive use of leverage and Portfolio Funds, unlike the Fund, may not impose any limitation on their use of leverage. The Asset Coverage Requirement will apply to borrowings by Portfolio Accounts, as well as to other transactions by Portfolio Accounts that can be deemed to result in the creation of a "senior security."

    - SHORT SELLING. Portfolio Funds and Portfolio Accounts may sell securities short. To effect a short sale, the Portfolio Fund or Portfolio Account will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer. The Portfolio Fund or Portfolio Account then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio Fund or Portfolio Account, which would result in a loss or gain, respectively. The use of short sales is a speculative practice and involves significant risks. See "Risk Factors--Special Investment Instruments and Techniques--Short Selling."

    - DERIVATIVES. Portfolio Funds and Portfolio Accounts may use financial instruments, known as derivatives, for purposes of hedging portfolio risk and for non-hedging purposes. Examples of derivatives include stock options, index options, futures and options on futures. Transactions in derivatives involve certain risks. See "Risk Factors--Special Investment Instruments and Techniques--Derivatives."


    - SHORT-TERM AND DEFENSIVE INVESTMENTS. The Fund will invest its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. Holding these securities or cash is inconsistent with the Fund's investment objective and the Fund will not achieve its investment objective.


                              INVESTMENT RATIONALE


    The Fund has been established as a fund of hedge funds. That means it is a pooled investment vehicle with a portfolio consisting of underlying hedge funds managed by individual Portfolio Managers, rather than, for example, direct investments in the equity or fixed-income markets. The Investment Manager and its affiliates in TCM have a well-established reputation as a global provider of hedge fund investment management services. Generally speaking, diversification obtained through the investment in a portfolio of hedge funds, as opposed to a single hedge fund, may reduce individual fund and manager risk. The Investment Manager has the responsibility of selecting appropriate Portfolio Funds to enable the Fund to achieve diversification across various styles and individual Portfolio Managers having little correlation to one another and to the U.S. securities markets in general. In this way the Investment Manager seeks to achieve a portfolio that exhibits lower volatility than long only equity strategies and may attain higher risk-adjusted returns as compared with equity, bond and other traditional asset classes. In selecting Portfolio Funds, the Investment Manager will seek access to Portfolio Managers with established track records of consistently positive performance. Many of these managers often require high minimum contributions and, thus, the Fund in those cases serves to facilitate investment opportunities that might not otherwise be attainable by investors. Investors in the Fund should be aware of the potential risks of investing in a fund of hedge funds structure. Risks include fees imposed on the Fund by each Portfolio Fund, as well as the possibility of the Fund being subject to performance compensation with respect to its investment in one Portfolio Fund while experiencing overall losses with respect to its investments in all Portfolio Funds. Furthermore, the fund of hedge funds strategy may not maximize returns if only one segment of the securities markets is successful. For a discussion of risks inherent in the fund of hedge funds structure, see "Risk Factors--Special Risks of Multi-Manager Structure."



    Hedge funds of the type sought to be included in the Portfolio Funds possess many similar attributes: in pursuing their investment strategies they seek absolute return investment objectives, defined as a target rate of return that is not index or benchmark-based, and the ability to be long and/or short, while employing multiple investment techniques using a wide range of financial instruments; managers' compensation often includes a performance-based component; management personnel often maintain significant personal investments in their funds; and the funds generally impose limits on the number and/or types of investors in the fund.



    Professional portfolio strategists at the Investment Manager will evaluate and monitor the global capital markets and individual hedge fund manager strategies in order to assist the Fund in meeting its objective. The Investment Manager will provide oversight with respect to all of the Portfolio Managers and will monitor and evaluate each Portfolio Manager to determine whether its investment program is consistent with the Fund's objectives and whether its investment performance is satisfactory. The Investment Manager will require each Portfolio Manager to provide portfolio information to the Investment Manager's third party risk analytics service provider, based on which the provider will produce risk reports for the Investment Manager relating to the Portfolio Funds. These reports allow the Investment Manager to examine portfolio risk at both the individual Portfolio Manager level and at the aggregated fund of funds level.


    Although the Investment Manager will review the valuation procedures used by the Portfolio Managers, the Investment Manager will have little or no means of independently verifying these valuations. In this regard, the Portfolio Managers will generally face a conflict of interest in valuing the securities in their Portfolio Funds because the values given to the securities will affect their compensation.

    Of course, as with any other investment strategy or approach, there is no assurance that the Fund's investment strategy and rationale will provide positive investment returns to the shareholders. See "Risk Factors" for a discussion of some of the risks inherent in the fund of hedge funds structure.

                        MANAGEMENT OF THE FUND AND FEES

    GENERAL. The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 25, 2004 and has no operating history. The Fund's principal office is located at c/o Tremont Partners, Inc., Corporate Center at Rye, 555 Theodore Fremd Avenue, Suite C-300, Rye, New York 10580.


    THE BOARD OF TRUSTEES. The Fund is governed by the Board, which is responsible for protecting the shares of shareholders under Massachusetts law. The Board, comprised of both Trustees who are not "interested persons" of the Fund within the meaning of the Investment Company Act (the "Independent Trustees") and Trustees who are not independent, is elected by shareholders and meets periodically throughout the year to oversee the Fund's business, review its performance and review the actions of the Investment Manager. The section of the SAI entitled "Board of Trustees; Officers" identifies the Board and officers of the Fund (who are elected by the Board) and provides more information about them.



    THE INVESTMENT MANAGER. The Fund's Investment Manager is responsible for providing day-to-day investment management services to the Fund, subject to the ultimate supervision of, and any policies established by, the Board pursuant to the terms of an investment management agreement with the Fund (the "Investment Management Agreement"). Under the Investment Management Agreement, the Investment Manager is responsible for developing, implementing and supervising the Fund's investment program. The Investment Manager is authorized, subject to the approval of the Board, to retain one or more of its affiliates within TCM to assist it in providing the investment management services.



    Since its formation in 1984, the Investment Manager and its affiliates within TCM have provided alternative investment solutions to a diverse client base including financial institutions, mutual funds, other investment companies and high net worth individuals. These services include tracking and evaluating over 2,000 domestic and offshore investment funds. As of June 30, 2004, the Investment Manager, together with its affiliates within TCM, had in excess of $11.7 billion of assets under management, of which $2.8 billion is managed on a discretionary basis. The Investment Manager is located at Corporate Center at Rye, 555 Theodore Fremd Avenue, Rye, New York 10580 and, since October 1, 2001, has been an indirect wholly-owned subsidiary of Oppenheimer Acquisition Corp., the parent corporation of OppenheimerFunds, Inc., the widely-known mutual fund manager.



    MANAGEMENT TEAM. The Investment Manager is a wholly-owned subsidiary of TCM, a global provider of alternative asset investment management services. The following biographies are of the members of the Investment Committee of the Investment Manager and other officers of TCM primarily responsible for selecting Portfolio Managers on behalf of the Investment Manager and allocating the Fund's assets among them.



        SANDRA L. MANZKE, Member, Investment Committee; Co-Chief Executive Officer, TCM; President of the Investment Manager. Ms. Manzke established Tremont Partners, Inc. in October 1984 after serving as a Principal at Rogers, Casey & Barksdale, Inc. from 1976 to 1984. Ms. Manzke is also a director of certain private investment partnerships managed by the Investment Manager. From 1974 to 1976, she was an independent consultant to Bernstein Macauley responsible for reviewing the firm's products. In addition, she served as an investment manager at Scudder Stevens & Clark from 1969 to 1974. Ms. Manzke received a Bachelor of Fine Arts degree from Pratt Institute.


        ROBERT I. SCHULMAN, Member, Investment Committee; Co-Chief Executive Officer, TCM. Mr. Schulman joined TCM in 1994. Prior to that, he was responsible for Smith Barney's Consulting Services Division and Retail New Product Development and he was involved in all aspects of investment management and manager selection. Mr. Schulman founded the Leveraged

    Product Division at E.F. Hutton in 1982 and was responsible for the development of various derivative products, as well as growth index and financial futures and options trading. In 1986, he assumed responsibility for all retail products offered at E.F. Hutton. He is a graduate of New York University and received a Master of Business Administration degree in Finance from the Lubin School of Business.


        BARRY H. COLVIN, CFA; Member, Investment Committee; Chief Investment Officer, Tremont Partners, Inc; President, TCM. Mr. Colvin directs TCM's alternative investment research and heads the Investment Manager's Investment Committee. Prior to joining TCM in 1999, Mr. Colvin spent three years with Asset Consulting Group, Inc. of St. Louis, Missouri, first as Vice President and Head of Alternative Investments and then as Director of Research. From 1995 to 1997, Mr. Colvin was a fixed-income trader for General American Life and before that spent two years at Scottsdale Securities as Head of Business Development. From 1987 to 1994, he worked for Edward D. Jones & Co. in various roles, eventually becoming a partner.
    Mr. Colvin received a Bachelor of Arts degree in Economics from the University of Missouri. He is a Chartered Financial Analyst.



        PATRICK J. KELLY, CFA; Member, Investment Committee; Senior Vice President and Director of Investment Technology, TCM. Mr. Kelly joined TCM in June 2001 and directs its investment technology department. From 1998 to 2001, he was Vice President and Risk Manager at Parker Global Strategies. From 1995 to 1998, Mr. Kelly was a Senior Portfolio Analyst at Ferrell Capital Management and, from 1993 to 1995, Mr. Kelly was an analyst at Kidder, Peabody, & Co. Mr. Kelly received a Bachelor of Science degree in Computer Science, Electrical Engineering and Mathematics from Hofstra University and a Master of Business Administration degree in Finance from the Frank Zarb School of Business at Hofstra University. He is a Chartered Financial Analyst.


        CYNTHIA J. NICOLL, Member, Investment Committee; Senior Vice President and Director of Investment Management, TCM. Ms. Nicoll joined TCM in December 2000 and directs its investment management department. Ms. Nicoll came to Tremont from Parker Global Strategies where she was Managing Director of Strategic Initiatives. From 1993 to 1999, she designed hedge fund-indexed structured products for Greenwich Capital and National Westminster Bank PLC. From 1979 to 1993, Ms. Nicoll marketed foreign exchange, structured debt and other financings for Manufacturers Hanover/Chemical Bank (now JP Morgan). Ms. Nicoll received a Bachelor of Arts degree in American History from Yale University and a Master of Business in Finance and International Business from New York University.


        SUZANNE S. HAMMOND, Senior Vice President, Secretary and Treasurer, TCM and an officer of the Investment Manager. Ms. Hammond joined TCM in 1989 and is responsible for program analysis and fund administration/supervision of its proprietary products. Ms. Hammond is also a director of certain private investment partnerships managed by affiliates of the Investment Manager. From 1983 until 1989, Ms. Hammond was a Senior Analyst with Rogers, Casey & Barksdale, Inc. responsible for major consulting clients. For the preceding five years, Ms. Hammond served as the liaison representative managing listed midwestern companies on the New York Stock Exchange, Inc. She received a Bachelor of Arts degree in Russian History/ Economics from the University of North Carolina, Chapel Hill and an Associate Degree in Business Administration from Colby Jr. College.



    MANAGEMENT FEE. As compensation for services required to be provided by the Investment Manager under the Investment Management Agreement, the Fund will pay the Investment Manager a monthly Management Fee computed at the annual rate of 1.25% of the aggregate net asset value of outstanding shares determined as of the last day of each month (before any repurchases of shares).



    SHAREHOLDERS' SERVICING FEE. The Fund intends to pay the Shareholders' Servicing Fee to selected brokers and dealers that (i) are not affiliated with the Fund or the Investment Manager, and (ii) hold shares for their customers in accordance with Shareholders' Servicing Agreements with the Fund. The Shareholders' Servicing Fee will be payable quarterly at an annual rate of 0.50% of the average monthly net asset value of outstanding shares, and any assets attributable to financial leverage, held by the brokers and dealers for their customers. In exchange, the brokers and dealers will provide customary shareholder services, including responding to shareholder questions about the Fund and the transferability of shares, assisting in selecting dividend payment options and assisting the Fund in administering repurchases. In addition, the Shareholders' Servicing Agreements provide that the brokers and dealers have implemented procedures designed to enable them to form a reasonable belief that any transferees of the shares that are clients of the brokers and dealers are Qualified Investors, including having a statement regarding transfer restrictions on all customer confirmations and that each broker and dealer will agree to cooperate in the event of a regulatory audit to determine the Qualified Investor status of the shareholders for whom it holds shares.



    ADMINISTRATION, CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING
AGENT. Under the terms of an agreement with the Fund, the Administrator will provide the Fund certain office facilities and will perform services necessary for the operation of the Fund, including maintaining certain of its books and records and preparing reports and other documents required by federal, state and other applicable laws and regulations. The Administrator will also serve as transfer agent for the Fund's shares, custodian of the Fund's securities and cash and dividend disbursing agent. In consideration for these services, the Fund will pay a monthly fee comprised of the elements described below (the "Administration Fee").


    FUND EXPENSES. The Fund will bear its own expenses including, but not limited to the Management Fee; the Administration Fee; any taxes; investment-related expenses incurred by the Fund (e.g., management fees charged by the Portfolio Managers and Portfolio Funds, costs associated with organizing and operating any Portfolio Accounts, underwriting fees, interest on indebtedness, fees for data and software providers, research expenses and professional fees (including, without limitation, expenses of consultants and experts) relating to investments); fees and expenses for accounting and custody services; costs of printing and distributing quarterly repurchase offer materials, including the reimbursement of brokers and dealers for their reasonable costs in connection therewith; the fees and expenses of Fund counsel, legal counsel to the Independent Trustees and the Fund's independent auditors; costs associated with the registration of the shares, including the costs of compliance with U.S. and state laws; costs and expenses of holding meetings of the Board and meetings of shareholders, including costs associated with preparation and dissemination of proxy materials; the costs of fidelity bond coverage and any liability or other insurance coverage obtained on behalf of the Fund or the Board; and such other expenses as may be approved by the Board. The Fund will reimburse the Investment Manager for any of the above expenses that it pays on behalf of the Fund.


    All Fund organizational expenses and the offering costs of the Fund above $0.04 per share will be borne voluntarily by the Investment Manager.


                                  PROXY VOTING

    The Fund's Investment Manager is responsible for voting proxies relating to securities owned by the Fund in accordance with its proxy voting guidelines and procedures. However, the Fund invests primarily in private investment partnerships and similar investment vehicles which generally have limited voting rights. To the extent the Fund invests in voting securities, if any, the Investment Manager's primary consideration in voting portfolio proxies would be the financial interests of the Fund and its shareholders.


    The Investment Manager has adopted the OppenheimerFunds Portfolio Proxy Voting Policies and Procedures in the event the Fund should own any voting securities. The OppenheimerFunds Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

    - The Fund would vote with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

    - In general, the Fund would oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

    - The Fund would support shareholder proposals to reduce a super-majority vote requirement, and oppose management proposals to add a super-majority vote requirement.

    - The Fund would oppose proposals to classify the board of directors.

    - The Fund would support proposals to eliminate cumulative voting.

    - The Fund would oppose re-pricing of stock options.

    - The Fund would generally consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Investment Manager analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund would generally support management proposals, the Fund opposes plans the Investment Manager considers to be excessive.


    The Fund will be required to file a Form N-PX, with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The first such filing is due no later than August 31, 2005 for the twelve months ended June 30, 2005. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at and (ii) on the SEC's website at www.sec.gov.


                           CLOSED-END FUND STRUCTURE

    The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds do not redeem their shares at the request of the shareholder. This means that if an investor wishes to sell shares of a closed-end fund, the investor generally must trade them on the market at the prevailing market price at that time or tender shares for repurchase. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.


    The Board might consider converting the Fund to an open-end mutual fund but has no plans to do so. An open-end fund would not generally be permitted to invest more than 15% of its assets in Portfolio Funds, which are deemed illiquid securities. Conversion of the Fund to an open-end mutual fund would require an amendment to the Fund's Declaration of Trust which would require the favorable vote of the holders of at least 75% of the Fund's outstanding shares entitled to be voted on the matter (or a majority of such shares if the amendment were previously approved, adopted or authorized by 75% of the Board).

                  DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

    The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. All shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. The Fund's shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.


    As of the date of this prospectus, the Investment Manager will have provided the initial capital for the Fund by purchasing 5,235.602 shares for $100,000. This amount satisfies the net worth requirements of Section 14(a) of the Investment Company Act. As of the date of this prospectus, the Investment Manager owned 100% of the outstanding shares; it may be deemed to control the Fund until it owns no more than 25% of the outstanding shares.


                               REPURCHASE OFFERS

    The Fund expects that a substantial portion of its investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Fund is structured as a closed-end fund which means that investors will not have the right to redeem their shares on a daily basis. In addition, the Fund does not expect any trading market to develop for its shares. As a result, investors will have very limited opportunity to sell their shares.

    To provide investors with a degree of liquidity and the ability to receive net asset value on a disposition of their shares, the Fund, when authorized by the Board, intends to make quarterly offers to repurchase its shares unless the Board determines that any such offer would not be in the best interest of the Fund and all of its investors, including those who may wish to remain as shareholders of the Fund.


    Although it is the Fund's intention to conduct quarterly repurchases, there can be no assurance a quarterly repurchase offer will occur. The repurchase offers will be limited to a specified percentage of the Fund. No repurchase offers will be effected before December 31, 2005. Shares will be repurchased at their net asset value; the Fund will not charge a repurchase fee. The quarterly offers constitute a fundamental policy of the Fund that may be changed only with the approval of the Fund's investors.


    The Board will consider the following factors, among others, in determining whether to conduct a repurchase offer:

    - whether any investor has tendered shares to the Fund;

    - the liquidity of the Fund's assets;

    - the Fund's investment plans and working capital requirements;

    - the relative economies of scale with respect to the size of the Fund;

    - the history of the Fund in repurchasing shares;

    - the economic condition of the securities markets; and

    - the anticipated tax consequences to the Fund of any proposed repurchases.


    At each quarter described above, the Fund expects to offer, by repurchase offer, to repurchase up to 5% of its outstanding shares at their net asset value on the date repurchase requests are due. For each repurchase offer, there will be a repurchase date as of which any shares that have been tendered will be repurchased, although payment for the shares will occur later. Generally, payment for tendered shares will be made in cash within 45 days after each repurchase date. The Fund intends to conduct the first quarterly repurchase offer as of December 31, 2005, with tenders commencing in November 2005 and payment being made in February 2006. Thereafter, quarterly repurchase offers will be conducted as of the last day of each March, June, September and December.


    At least one month prior to each repurchase date, investors will be notified that a repurchase period has commenced and that investors will have a one-month period in which to complete and submit their repurchase documentation. If the necessary documentation is not submitted during that period on behalf of an investor, the investor will be unable to tender the shares for repurchase until a subsequent quarter and the investor will have to resubmit its request in that subsequent quarter.

    The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the Board, including a majority of the Independent Trustees.

    Repurchases of shares by the Fund are subject to certain regulatory requirements imposed by SEC rules.

                             REPURCHASE PROCEDURES


    REPURCHASE NOTICE. When a repurchase offer commences, the Fund will send advance notification of the offer to investors via their financial intermediaries. The Fund intends to send this notification approximately 30 days before the due date for the repurchase request. An investor's financial intermediary may require additional time to mail the repurchase offer to the investor. An investor will not be able to receive repurchase offers directly from the Fund. Accordingly, investors are responsible for notifying the Fund if they want to designate a new financial institution to receive notice.


    The repurchase offer notification will specify, among other things:

    - the percentage of shares that the Fund is offering to repurchase;

    - the date on which an investor's repurchase request is due;

    - the date that will be used to determine the Fund's net asset value applicable to the share repurchase;

    - the date by which investors will receive the proceeds from their share sales; and

    - the most current net asset value of the shares of the Fund that is available on the date of the notification, although that net asset value may not be the net asset value at which repurchases are made.

    VALUATION DATE. Due to liquidity restraints associated with the Fund's investments in Portfolio Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for shares being repurchased, it is presently expected that, under the procedures applicable to the repurchase of shares, the valuation of shares as of the applicable repurchase date will be completed approximately one month after such date (the "Valuation Date"), by which time investors will already have been required to have submitted their repurchase requests. Under these procedures, investors will have to decide whether to tender their shares for repurchase without the benefit of having current information regarding the net asset value of shares as of a date proximate to the Valuation Date. However, investors may inquire of the Fund, at
           , the share net asset value last determined.

    REPURCHASE REQUEST DUE DATE. THE DUE DATE FOR REPURCHASE REQUESTS IS A DEADLINE THAT WILL BE STRICTLY OBSERVED. If an investor's intermediary fails to submit an investor's repurchase order in good order by the due date, the investor will be unable to tender the shares for repurchase until a subsequent quarter and the investor will have to resubmit its request in that subsequent quarter. An investor should be sure to advise its intermediary of its intentions in a timely manner. A repurchase request may be withdrawn or changed by the investor by written request at any point before, but not after, the due date.

    PAYMENT DATE. There will be a substantial period of time between the date as of which investors must tender shares and the date they can expect to receive payment from the Fund. The Fund will generally pay the net asset value of the shares repurchased within one month after the Valuation Date. However, promptly after the expiration of a repurchase offer, investors whose shares are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes representing the Fund's obligation to pay for repurchased shares. Payments for repurchased shares may be delayed under circumstances where the Fund determines to redeem shares in Portfolio Funds to make such payments but has experienced delays in receiving payments from the Portfolio Funds.


    MINIMUM BALANCE. An investor who tenders only a portion of its shares for repurchase will be required to maintain a minimum account balance of $25,000. If an investor tenders a portion of its shares and the repurchase of that portion would cause the investor's account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the shares to be purchased from the investor so that the required minimum balance is maintained.


    PRO RATA PURCHASES OF SHARES. In the event a repurchase offer by the Fund is oversubscribed and pro-ration is necessary, the Fund will send a notice of pro-ration to the investors' financial intermediaries on the business day following the repurchase request due date. The number of shares each investor asked to have repurchased will be reduced by the same percentage. If any shares are not repurchased because of pro-ration, investors will have to wait until the next repurchase offer and will have to resubmit their requests in that subsequent quarter. An investor whose repurchase has been pro-rated will not be given any priority over other investors' requests at this later date. Thus, there is a risk that the Fund may not purchase all of the shares investors wish to sell in a given quarter or in any subsequent quarter. In anticipation of the possibility of pro-ration, some investors may tender more shares than they wish to have repurchased in a particular quarter (which tender may not be withdrawn or reduced after the repurchase request due date), thereby increasing the likelihood of pro-ration. There is no assurance that an investor will be able to sell as many shares as desired.

                         CALCULATION OF NET ASSET VALUE


    The Fund will compute its net asset value monthly by valuing its investments as of the last day of each month. Generally, this computation cannot be completed until the last day of the following month. This means the information will be up to 30 days old when a shareholder receives it.



    The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The Board has approved procedures pursuant to which the Fund will value its investments in Portfolio Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes is reliable. In the event that a Portfolio Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

    Prior to investing in any Portfolio Fund, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values, when available, and otherwise utilize principles of fair value that the Investment Manager reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Investment Manager will review the valuations provided by the Portfolio Managers to the Portfolio Funds, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which are unaudited).



    The Fund's valuation procedures require the Investment Manager to consider all relevant information available at the time the Fund values its portfolio. The Investment Manager and/or the Board will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Manager of a Portfolio Fund does not represent the fair value of the Fund's investment in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are generally subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Portfolio Fund. In other cases, as when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Portfolio Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.



    The valuations reported by the Portfolio Managers of the Portfolio Funds, upon which the Fund calculates its month-end net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the Portfolio Funds' independent auditors and may be revised as a result of the audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect the Fund's net asset value, the outstanding shares will be adversely affected by prior repurchases to the benefit of shareholders who had their shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of shares. New shareholders may be affected in a similar way.


    The procedures approved by the Board provide that, when deemed appropriate by the Investment Manager and consistent with the Investment Company Act, investments in the Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Investment Manager, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Investment Manager are fair to the Fund and consistent with applicable regulatory guidelines.

    If the Fund holds any securities other than interests in Portfolio Funds, the Fund will generally value the portfolio securities of any Portfolio Accounts and the portfolio securities held by the Fund as follows:

        (1) U.S. exchange-listed and NASDAQ-traded equity securities (other than options) will be valued at their closing composite sale prices as reported on the exchange on which those securities are primarily traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a non-U.S. securities exchange will be valued at their closing sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Board may reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

        (2) Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will regularly monitor the methodology and procedures used in connection with valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value.

        (3) If, in the view of the Investment Manager, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Investment Manager may request a valuation committee, comprised among others of at least one Trustee of the Fund, to instead adopt procedures to be used by the Investment Manager, if so delegated by the Board and in accordance with procedures adopted by the Board, to value the security at fair value, subject to the oversight of the valuation committee.

        (4) All assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using non-U.S. exchange rates provided by a pricing service. Trading in non-U.S. securities generally is completed, and the values of non-U.S. securities are determined, prior to the close of securities markets in the United States. Non-U.S. exchange rates are also determined prior to such close. On occasion, the values of non-U.S. securities and exchange rates may be affected by significant events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, the securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

    The Investment Manager or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Manager or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.


    Expenses of the Fund, including the Management Fee, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.


    Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board, the Investment Manager, or Portfolio Managers should prove incorrect. Also, Portfolio Managers will provide determinations of the net asset value of Portfolio Funds only on a weekly or monthly basis. Thus, it will not be possible to determine the net asset value of the Fund more frequently.

                              DISTRIBUTION POLICY

    The Fund will make distributions necessary to maintain its qualification as a regulated investment company under the Code. The Fund's Administrator also serves as its dividend disbursing agent.


    DIVIDENDS. The Fund expects to declare quarterly dividends beginning with a dividend payable to shareholders of record in November 2004 which will be paid in December 2004. The Fund intends to distribute all or a portion of its net investment income quarterly and net realized capital gains, if any, at least annually. At times, in order to maintain a stable level of distributions, the Fund may pay capital gains more frequently than annually, may pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income.


    CAPITAL GAINS POLICY. The Fund intends to seek exemptive relief from the SEC to permit it to adopt a policy permitting capital gains to be distributed more frequently than annually. The Fund will not adopt this policy until it has received the exemptive relief. There is no assurance that the Fund will be able to obtain the necessary exemptive relief or that the Board will implement this policy. If implemented, the Board will reserve the right to change the policy from time to time. If for any reason the Fund does not have a policy permitting capital gains to be distributed more frequently than annually, the quarterly dividend for the period in which capital gains are distributed will be greater than in the other three quarters whereas if such a policy can be and is adopted dividends would be relatively equal throughout the year.

    AUTOMATIC DIVIDEND REINVESTMENT PLAN. Pursuant to the Fund's Plan, unless a shareholder is ineligible or otherwise elects, all distributions of dividends and capital gains will be automatically reinvested by the Fund in additional shares of the Fund. A shareholder may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by notifying the shareholder's broker or dealer to so inform the Fund.

    After the Fund declares a dividend or determines to make a capital gain distribution, participants will be issued additional shares at their then net asset value.

    Each shareholder will have an account in the Plan and will be furnished confirmation of each transaction in the account as soon as practicable but not later than sixty (60) days after the date thereof, including information needed by shareholders for personal and tax records.

    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan will be administered on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shareholders who intend to hold their shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

    There is no charge to participants for reinvesting dividends or capital gain distributions through the Plan. Any fees associated with the handling of the reinvestment of dividends and distributions will be paid by the Fund.

    The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. See "Taxes."

    The Fund may determine from time to time that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution.

                                     TAXES


    THIS INFORMATION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX INFORMATION ABOUT THIS INVESTMENT AS OF THE DATE OF THIS PROSPECTUS. PROSPECTIVE INVESTORS SHOULD CONSULT WITH THEIR TAX ADVISORS ABOUT THE EFFECT OF AN INVESTMENT IN THE FUND ON THEIR PARTICULAR TAX SITUATIONS.


    TAXES. The Fund intends to elect and to qualify each year as a regulated investment company under the Code. That means that in each year it qualifies and distributes to its shareholders at least 90% of its "investment company taxable income" (as defined in the Code, but without regard to the dividends paid deduction), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and capital gains since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account that permits tax deferral or the shareholder is otherwise exempt from tax). Tax-exempt U.S. investors will not incur unrelated business taxable income with respect to an unleveraged investment in Fund shares.

    Shareholders should be aware of the following tax implications of investing in the Fund:

    - Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. Distributions of the Fund's long-term capital gains are taxable as long-term capital gains. It does not matter how long shareholders have held their shares.

    - If the Fund receives dividends from U.S. corporations, a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by the Fund as derived from "qualified dividend income" are taxed to individuals at the rates applicable to long-term capital gains. Certain holding period and other requirements must be met by shareholders and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be.

    - A distribution would be treated as paid to shareholders on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

    - If the Fund distributes less than an amount equal to 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year, unless the Fund elects to use a calendar year, plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. It is currently anticipated that the Fund will make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax.

    - If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

    - Every calendar year the Fund expects to send shareholders and the Internal Revenue Service a statement showing the amount of any taxable dividends and other distributions the Fund paid to shareholders in the previous calendar year. The tax information the Fund sends shareholders will separately identify any long-term capital gains or qualified dividend income distribution the Fund paid to shareholders.

    - Because the Fund's share prices fluctuate, a shareholder may have a capital gain or loss when its shares are repurchased. A capital gain or loss is the difference between the price shareholders paid for the shares and the price shareholders received when they were accepted for repurchase or exchange. Generally, when shares of the Fund shareholders have tendered are repurchased, shareholders must recognize any capital gain or loss on those shares.

    - If shareholders buy shares on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the shares will be returned to shareholders as a taxable distribution.

    - The tax treatment of dividends and distributions will be the same regardless of whether they are paid to shareholders in cash or reinvested in additional shares of the Fund.

    - Shareholders should review the more detailed discussion of U.S. federal income tax considerations in the SAI.

    The Fund may be required to withhold U.S. federal income tax from all taxable distributions payable if shareholders:

    - fail to provide the Fund with their correct taxpayer identification numbers;

    - fail to make required certifications; or

    - have been notified by the Internal Revenue Service that shareholders are subject to backup withholding.

    In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. The Fund will identify returns of capital in shareholder notices.

                                  UNDERWRITING


    Citigroup Global Markets Inc., Advest, Inc. and Raymond James & Associates, Inc. are acting as the underwriters. Subject to the terms and conditions stated in the Fund's underwriting agreement dated the date hereof, each underwriter has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of shares set forth opposite its name.



UNDERWRITERS                                                  NUMBER OF SHARES
------------                                                  ----------------
Citigroup Global Markets Inc................................
Advest, Inc.................................................
Raymond James & Associates, Inc.............................
                                                                  -------
Total.......................................................
                                                                  =======



    The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares if they purchase any of the shares, except that no underwriter will be under any obligation to purchase any shares that were to be purchased but were not purchased by any other underwriter. The Fund may terminate the underwriting agreement and not sell any shares to the underwriters if the total number of shares to be purchased by the underwriters at settlement is less than two-thirds of the total shown above. In addition, the Fund will not be obligated to sell the underwriters any shares that have not been placed with Qualified Investors.



    The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not
to exceed $      per share. The maximum sales load of $      per share is equal
to   % of the initial offering price. The underwriters may allow, and such
dealers may reallow, a concession not to exceed $      per share on sales to
certain other dealers. If all of the shares are not sold at the initial offering price, the underwriters may change the public offering price and other selling
terms. Investors must pay for any shares purchased on or before             ,
2004. The underwriters have advised the Fund that they do not intend to confirm any sales to any accounts over which they exercise discretionary authority.



    The sales load per share for purchases of up to $100,000 will be 4.5% and the public offering price per share will be $20.00. The sales load per share for purchases in excess of $100,000 up to $250,000 will be 4.0% and the public offering price per share will be approximately $19.90. The sales load per share for purchases in excess of $250,000 up to $500,000 will be 3.5% and the public offering price per share will be approximately $19.79. The sales load per share for purchases in excess of $500,000 up to $1,000,000 will be 3.0% and the public offering price per share will be approximately $19.69. The sales load per share for purchases in excess of $1,000,000 will be 2.5% and the public offering price per share will be approximately $19.59.



    The Fund will pay a Shareholders' Servicing Fee to each broker or dealer that is not affiliated with the Fund or the Investment Manager that has entered into a Shareholders' Servicing Agreement with the Fund at the initial annual rate of 0.50% of the net asset value of the outstanding shares owned by
customers of such brokers or dealers.             have entered into
Shareholders' Servicing Agreements with the Fund.



    The Investment Manager (not the Fund) will pay Citigroup Global Markets Inc. a fee for advice relating to the structure, design and organization of the Fund, as well as services related to the sale and distribution of the Fund's shares. This fee will be in an amount equal to approximately 1.00% of the Fund's assets
attributable to shares sold by Citigroup Global Markets Inc., which is       %
of the total initial price to the public of the shares offered hereby. The sum of this fee paid by the Investment

Manager, fees paid to OppenheimerFunds Distributor, Inc. described below, the amounts paid by the Fund to reimburse certain underwriter and other expenses, the sales load to be paid by the Fund and the Shareholders' Servicing Fees mentioned above will, in the aggregate, not exceed 9.00% of the total price to the public of the shares offered hereby.



    OppenheimerFunds Distributor, Inc., an affiliate of the Investment Manager, will provide distribution assistance in connection with the sale of the shares. Pursuant to a marketing agent agreement, it will be compensated for its services by the Investment Manager, out of its own resources, in an aggregate amount equal to 0.12% of the total initial price to the public of the shares being offered hereby. OppenheimerFunds Distributor, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. and may be deemed an "underwriter" for purposes of this offering under the Securities Act of 1933 as amended (the "Securities Act"), although it will not purchase any of the shares or be a party to the underwriting agreement.


    The Fund and the Investment Manager have agreed that, for a period of 180 days after the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the underwriters, dispose of or hedge any shares or any securities convertible into or exchangeable for shares. Citigroup Global Markets Inc., in its sole discretion, may waive these restrictions at any time without notice.


    Prior to the offering, there has been no public market for the shares. Consequently, the initial public offering price for the shares was determined by negotiation among the Fund, the Investment Manager and the underwriters. There can be no assurance, however, that the price at which the shares may sell in any public market which may occur after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the shares will develop and continue after this offering. The shares will not be listed on any exchange. The underwriters will not make a market in the shares.


    In the underwriting agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities. In addition, the Fund has agreed to reimburse the underwriters for certain expenses incurred by the underwriters in the offering.


    The Fund will incur organizational expenses and offering costs estimated at
$            from the proceeds of the offering. The Investment Manager has agreed to pay all of the Fund's organizational expenses and offering costs (other than sales load) that exceed $0.04 per share.



    The Fund expects to deliver the shares against payment on or about the date specified in the last paragraph of the cover page of this prospectus, which will be the fifth business day following the date of the pricing of the shares. Under Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to a trade expressly agree otherwise. There is no assurance that any secondary market will develop for the shares. Purchasers who wish to trade shares on the date of pricing or the next succeeding business day will be required, by virtue of the fact that the shares will originally settle in T+5, to specify the alternative settlement arrangements to prevent a failed settlement.



    The underwriting agreement provides that it may be terminated in the absolute discretion of the underwriters, without liability on the part of any underwriter to the Fund or the Investment Manager, by notice to the Fund or the Investment Manager, if, prior to the delivery of and payment for the shares,
(i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared by either Federal or New York state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the underwriters' sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the shares as contemplated by this prospectus (exclusive of any supplement hereto).



    A prospectus in electronic format may be available on the website maintained by one or more of the underwriters. The underwriters may agree to allocate a number of shares for sale to their online brokerage account holders. The underwriters may make internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.


    The Fund anticipates that from time to time certain of the underwriters may act as brokers or dealers in connection with the execution of portfolio transactions by Portfolio Funds.

    Certain underwriters have performed investment banking, advisory and placement services for the Investment Manager, its affiliates and funds managed by the Investment Manager and its affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for the Investment Manager and its affiliates in the ordinary course of business.


    The Fund's administrator, custodian, transfer agent and dividend disbursing
agent,         , is an affiliate of                .


    The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.


    The Fund may in the future offer additional shares to existing shareholders who continue to be Qualified Investors, depending upon market conditions, available investment opportunities and other factors, but the Fund has no current plans to do so.


               INVESTOR QUALIFICATIONS AND TRANSFER RESTRICTIONS


    Shares will be sold only to "Qualified Investors." Currently, "Qualified Investors" generally include: (i) a natural person or company (other than a company that is required to be registered under the Investment Company Act but is not registered) that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000;
(ii) persons who have at least $750,000 under management by the Investment Manager and/or TCM affiliates, including any amount invested in the Fund;
(iii) the Investment Manager, together with its TCM affiliates, and certain of their respective employees; and (iv) a "Qualified Purchaser" as defined in
Section 2(a)(51)(A) of the Investment Company Act. Additionally, shares must be held through a broker or dealer that has entered into a Shareholders' Servicing Agreement with the Fund. Shareholders must complete and sign an investor certification that shareholders meet these requirements before shareholders may invest in the Fund. The form of this investor certification is contained in Appendix A of this prospectus. A prospective investor's broker or dealer may require an investor to complete and sign additional certifications before making this investment. The Fund will not be obligated to sell to brokers or dealers any shares that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund.



    The shares will be subject to transfer restrictions that permit transfers only to persons who meet the standard for a Qualified Investor. The Fund and brokers or dealers may implement procedures designed to enable them to form a reasonable belief that all subsequent purchasers of the shares are Qualified Investors. A shareholder's ability to sell shares will be limited even if a secondary trading market for the shares develops. If a shareholder attempts to transfer shares to someone who is not a Qualified Investor or to an account with a broker or dealer that has not entered into a Shareholders' Servicing Agreement with the Fund, the transfer will not be permitted and will be void. The Fund may require substantial documentation in connection with a requested transfer of shares and shareholders should not expect that they will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect.


                                 PURCHASE TERMS

    Shares are being offered only to Qualified Investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an investor is $25,000.


    Before an investor may invest in the Fund, the underwriters or the investor's sales representative will require a certification from the investor that it is a Qualified Investor and meets other requirements for investment, and that the investor will not transfer its shares except in the limited circumstances permitted under the Funds' Declaration of Trust. The form of investor certification that each investor will be asked to sign is contained in Appendix A of this prospectus. An investor's certification must be received by the underwriters, along with the investor's payment as described above, otherwise an investor's order will not be accepted.


                                 LEGAL MATTERS


    Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10036, serves as counsel to the Fund and to the Independent Trustees and will pass on the legality of the shares offered hereby. Tannenbaum Helpern Syracuse & Hirschtritt LLP, 900 Third Avenue, New York, New York 10022, is serving as special counsel to the Investment Manager in connection with the offering. Certain matters will be passed upon for the underwriters by Simpson Thacher & Bartlett LLP ("Simpson Thacher"), 425 Lexington Avenue, New York, New York 10017. Simpson Thacher may rely as to matters of Massachusetts law on the opinion of


                   ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT,
                           DIVIDEND DISBURSING AGENT


    The Fund has retained         to provide certain administrative services.
The Administrator will also serve as transfer agent for the Fund's shares, custodian of the Fund's securities and cash and dividend disbursing agent. See "Management of the Fund and Fees--Administration, Custodian, Transfer Agent and Dividend Disbursing Agent." The Administrator is an affiliate of
                        .

                            TABLE OF CONTENTS OF SAI


                                                                PAGE
                                                              --------
Investment Policies and Practices...........................  B-1

Certain Portfolio Securities and Other Operating Policies...  B-3

Repurchases; Mandatory Redemptions..........................  B-11

Board of Trustees; Officers.................................  B-13

Code of Ethics..............................................  B-22

Investment Management Services..............................  B-23

Fund Expenses...............................................  B-25

Conflicts of Interest.......................................  B-26

Tax Aspects.................................................  B-29

Certain ERISA Considerations................................  B-36

Brokerage...................................................  B-39

Independent Registered Public Accounting Firm and Legal
  Counsel...................................................  B-40

Administrator, Custodian, Transfer Agent, Dividend
  Disbursing Agent..........................................  B-40

Summary of Declaration of Trust.............................  B-40

Reports to Shareholders.....................................  B-42

Fiscal Year.................................................  B-42

Fund Advertising and Sales Material.........................  B-42

Financial Statements........................................  B-43

Appendix A--Description of Ratings..........................  B-44

Appendix B--Marketing Materials.............................  B-45

                                   APPENDIX A

                    TREMONT OPPENHEIMER ABSOLUTE RETURN FUND

Account No.:

Broker Name:

                             INVESTOR CERTIFICATION


    THIS CERTIFICATE RELATES TO TREMONT OPPENHEIMER ABSOLUTE RETURN FUND (THE "FUND") AND IS GIVEN BY YOU WITH RESPECT TO A POTENTIAL PURCHASE OF SHARES IN THE FUND.


    I hereby certify that I am a natural person with, or I am signing on behalf of a company with, either:

    (1) a net worth (if a natural person, together with assets held jointly with my spouse) of more than the amount specified in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), for a "qualified client" (currently $1,500,000); or


    (2) at least $750,000 under the management of Tremont Partners, Inc. (the "Investment Manager") or its affiliates within the Tremont Capital Management, Inc. ("TCM") organization, including any amount invested in the Fund; or


    (3) I am either (A) an executive officer or director of the Investment Manager or its TCM affiliates or a person serving in similar capacity or
       (B) an employee of the Investment Manager or its TCM affiliates who, in connection with my regular functions and duties, participates in the investment activities of the Investment Manager and I have been employed in such capacity for at least 12 months; or


    (4) I am (or the company is) a "Qualified Purchaser" (as defined in Section 2(a)(51)(A) of the Investment Company Act of 1940, as amended (the "Investment Company Act")).



    For purposes of the tests above, net worth is the fair market value of the assets that I (jointly with my spouse) or such company own(s), other than household effects, less all indebtedness and liabilities of any type (including joint liabilities with any other person). I agree to produce evidence to support the foregoing certification upon request.


    If I am signing on behalf of a company, I further certify that:


    (1) such company is not a private investment company, a registered investment company or a business development company or



    (2) if such a company, each equity owner can make the certification in the preceding sentence.



    For this purpose, "private investment company" means a company that would be defined as an investment company under Section 3(a) of the Investment Company Act but for the exception provided from the definition by Section 3(c)(1) of such Act (i.e., not more than 100 security owners).


    In addition, I hereby confirm that I understand and agree that should I (or the company) purchase shares of the Fund, the shares may not be transferred except to a person who:

    (1) is a "qualified client," as such term is defined in Rule 205-3 under the Advisers Act;

    (2) agrees not to transfer the shares except to another person who is a qualified client and agrees to comply with the foregoing ownership and transfer restrictions; and


    (3) has an account with a broker or dealer that has entered into a Shareholders' Servicing Agreement with the Fund.

    If I am, or if I am acting on behalf of, (i) an "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (for example, a pension plan, profit sharing plan and 401(k) plan) which is subject to Title I of ERISA, (ii) a "plan" described in Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (for example, a qualified plan, a qualified annuity plan, or an individual retirement account or arrangement), (iii) a plan, account or other arrangement that is subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to the provisions of Title I of ERISA or Section 4975 of the Code ("Similar Laws") or (iv) an entity whose underlying assets are considered to include "plan assets" of any such plan, account or arrangement (each, "Plan"), I hereby represent that:


    (1) the decision to invest in the Fund was made by a fiduciary (within the meaning of Section 3(21) of ERISA and the regulations thereunder or as defined under applicable Similar Laws) (a "Fiduciary") which is independent of the Fund, the Investment Manager and any of their respective employees, representatives or affiliates and such Fiduciary is duly authorized to make such investment decision and has not relied on any individualized advice or recommendation of any such affiliated persons with respect to the Plan's investment in the Fund; and

    (2) the Plan Fiduciary is aware of and understands the Fund's investment objective, policies and strategies and the decision to invest the Plan's assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon the Fiduciary with regard to its investment decisions under applicable provisions of ERISA, the Code and/or Similar Laws.

    I hereby confirm that either (i) no portion of the assets used by me to acquire and hold the shares hereunder constitutes assets of any Plan or
(ii) the purchase and holding of the shares will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation under any applicable Similar Laws.

    I understand that you, the Fund and the Investment Manager are relying on the certification and agreements made herein in determining qualification and suitability as an investor in the Fund. I understand that shares of the Fund are not an appropriate investment for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect. I understand that it may be a violation of state and U.S. law for me (or the company) to provide this certification if I know that it is not true. I have read the preliminary or final Prospectus for the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that I (or the company) may lose some or all of my (or its) investment. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. I will promptly advise you if any of the statements herein ceases to be true prior to my (or the company's) purchase of shares.


Date:
              ------------------------

By:
              ------------------------

Name:
              ------------------------

-----------------------------------
-----------------------------------

                                           Shares


                              Tremont Oppenheimer
                              Absolute Return Fund



                         Shares of Beneficial Interest


                                    -------

                                   PROSPECTUS

                                           , 2004

                                   ---------

                                   Citigroup


                                  Advest, Inc.



                                 Raymond James


SEC File Number 333-114012
                811-21541

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                    TREMONT OPPENHEIMER ABSOLUTE RETURN FUND

                                    [-, 2004]

                       STATEMENT OF ADDITIONAL INFORMATION
                            555 Theodore Fremd Avenue
                               Rye, New York 10580
                                 (914) 925-1140

                            Toll-Free (800)_________


     This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the "Prospectus") of Tremont Oppenheimer Absolute Return Fund (the "Fund"), dated [-, 2004]. A copy of the Prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

     This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                          Subject to Completion, Dated
                                August 30, 2004

                            TABLE OF CONTENTS OF SAI


                                                                                PAGE
Investment Policies and Practices                                                B-1

Certain Portfolio Securities and Other Operating Policies                        B-3

Repurchases; Mandatory Redemptions                                               B-11

Board of Trustees; Officers                                                      B-13

Code of Ethics                                                                   B-22

Investment Management Services                                                   B-23

Fund Expenses                                                                    B-25

Conflicts of Interest                                                            B-26

Tax Aspects                                                                      B-29

Certain ERISA Considerations                                                     B-36

Brokerage                                                                        B-39

Independent Registered Public Accounting Firm and Legal Counsel                  B-40

Administrator, Custodian, Transfer Agent, Dividend Disbursing Agent              B-40

Summary of Declaration of Trust                                                  B-40

Reports to Shareholders                                                          B-42

Fiscal Year                                                                      B-42

Fund Advertising and Sales Material                                              B-42

Financial Statements                                                             B-43

Appendix A - Industry Classifications                                            B-44

Appendix B - Marketing Materials                                                 B-45

                        INVESTMENT POLICIES AND PRACTICES

     The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies are set forth in the Prospectus. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES


     The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("shares"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of security holders duly called (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund:


     - May not issue equity securities senior in liquidation rights to the shares offered hereby.

     - May not borrow money, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the Securities and Exchange Commission (the "SEC").

     - May not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the disposition of its portfolio securities.

     - May not make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements except as permitted under the Investment Company Act.

     - May not purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

     - May not invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

     - May not invest 25% or more of the net asset value of its total assets in the securities (other than U.S. Government securities) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; provided, however, that the Fund will invest 25% or more of the net asset value of its total assets in Portfolio Funds that pursue market neutral investment strategies (except temporarily during any period of adverse market conditions affecting Portfolio Funds that pursue such strategies), but will not invest 25% or more of the net asset value of its total assets in Portfolio Funds that, in the aggregate, have investment programs that focus on investing in any single industry.

     - With respect to its share repurchases, will make share repurchase offers every three months, unless the Board determines that such an offer would not be in the Fund's and the shareholders' best interests, of up to 5% of the Fund's outstanding shares commencing as of December 31, 2005.


     For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix A to this SAI. This is not a fundamental policy.

     Currently, under the Investment Company Act, the maximum amount a mutual fund may borrow from banks is up to one-third of its total assets (including the amount borrowed). A fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

     The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

     With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions do not apply to the activities and transactions of the Portfolio Funds in which the Fund's assets are invested, but will apply to investments made by the Fund.

     The Fund's investment objective is not in itself fundamental.

            CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES


     As discussed in the Prospectus, the Fund will invest primarily in private investment funds ("Portfolio Funds") that are managed by alternative asset managers ("Portfolio Managers") that employ a wide range of specialized investment strategies that each individually offers the potential for attractive investment returns and which, when blended together within the Fund's portfolio, are designed to produce an overall investment exposure that has a low correlation to the general performance of equity, debt and other markets. Portfolio Funds may be either U.S. private investment funds or certain qualifying non-U.S. private investment funds. The Fund may also on occasion retain a Portfolio Manager to manage a designated segment of the Fund's assets (a "Portfolio Account") in accordance with the Portfolio Manager's investment program. Additional information regarding the types of securities and financial instruments in which Portfolio Managers may invest the assets of Portfolio Funds and Portfolio Accounts, and certain of the investment techniques that may be used by Portfolio Managers, is set forth below.


EQUITY SECURITIES

     The investment portfolios of Portfolio Funds and Portfolio Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

     Portfolio Managers may generally invest the assets of Portfolio Funds and Portfolio Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less pronounced in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

     Portfolio Funds and Portfolio Accounts may invest in fixed-income securities. A Portfolio Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

     Portfolio Funds and Portfolio Accounts may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Portfolio Manager to be of comparable quality.

     A Portfolio Fund's or Portfolio Account's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

     Portfolio Funds and Portfolio Accounts may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Portfolio Funds and Portfolio Accounts may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the Prospectus under "Risk Factors-- Investments Related Risks-- Risks of Securities Activities."

     As a general matter, Portfolio Funds and Portfolio Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Portfolio Fund or Portfolio Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Portfolio Fund's or Portfolio Account's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Portfolio Fund or Portfolio Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Portfolio Fund or Portfolio Account anticipates purchasing or selling a non-U.S. security. This technique would allow the Portfolio Fund or Portfolio Account to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Portfolio Fund's or Portfolio Account's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Portfolio Fund's or Portfolio Account's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's or a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's or Portfolio Fund's investment portfolio.

     ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

     The Fund, Portfolio Funds and Portfolio Accounts may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as Tremont Partners, Inc., the Fund's Investment Manager (the "Investment Manager"), or Portfolio Managers deem appropriate under the circumstances. The Fund or Portfolio Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

     Repurchase agreements are agreements under which the Fund, a Portfolio Fund or Portfolio Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund, Portfolio Fund or Portfolio Account at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Portfolio Fund or Portfolio Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Portfolio Fund or Portfolio Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio Fund or Portfolio Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Portfolio Fund's or Portfolio Account's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

     Portfolio Funds and Portfolio Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Portfolio Funds and Portfolio Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Portfolio Funds or Portfolio Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Portfolio Fund or Portfolio Account may suffer losses as a result of its hedging activities.

DERIVATIVES

     Portfolio Funds and Portfolio Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Portfolio Funds and Portfolio Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio Fund's or Portfolio Account's performance.

     If a Portfolio Fund or Portfolio Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund's or Portfolio Account's return or result in a loss. A Portfolio Fund or Portfolio Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the

Portfolio Fund or Portfolio Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

OPTIONS AND FUTURES

     The Portfolio Managers may utilize options and futures contracts. These transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Portfolio Fund or Portfolio Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a Portfolio Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by Portfolio Funds and Portfolio Accounts may include options on baskets of specific securities.

     The Portfolio Managers may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund or Portfolio Account owns the underlying security. The sale of such an option exposes a Portfolio Fund or Portfolio Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's or Portfolio Account's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Portfolio Funds and Portfolio Accounts need not be covered.

     A Portfolio Fund or Portfolio Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund or Portfolio Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily effect a similar "closing sale transaction," which involves liquidating position by selling the option previously purchased, although the Portfolio Manager could exercise the option should it deem it advantageous to do so.

     The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Portfolio Funds and Portfolio Accounts could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Investment Manager will cause the Fund to claim an exclusion from the definition of the term "Commodity Pool Operator" under the Commodity Exchange Act, as amended, and therefore is not subject to registration or regulation as a Commodity Pool Operator under the Commodity Exchange Act.

     Portfolio Funds and Portfolio Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

     Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio Fund or Portfolio Account to substantial losses.

     Successful use of futures also is subject to a Portfolio Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     Some or all of the Portfolio Managers may purchase and sell stock index futures contracts for a Portfolio Fund or Portfolio Account. A stock index future obligates a Portfolio Fund or Portfolio Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

     Some or all of the Portfolio Managers may purchase and sell interest rate futures contracts for a Portfolio Fund or Portfolio Account. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Some or all of the Portfolio Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS ON SECURITIES INDEXES

     Some or all of the Portfolio Managers may purchase and sell for the Portfolio Funds and Portfolio Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

WARRANTS AND RIGHTS

     Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

SWAP AGREEMENTS

     The Portfolio Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Portfolio Funds and Portfolio Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by a Portfolio Fund or Portfolio Account would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's or Portfolio Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's or Portfolio Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

LENDING PORTFOLIO SECURITIES

     A Portfolio Fund or Portfolio Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio Fund or Portfolio Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio Fund or Portfolio Account an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Portfolio Fund or Portfolio Account generally will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio Fund or Portfolio Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund or Portfolio Account.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

     To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund or Portfolio Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Portfolio Fund or Portfolio Account enters into the commitment, but the Portfolio Fund or Portfolio Account does not make payment until it receives delivery from the counterparty. After a Portfolio Fund or Portfolio Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

     Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Portfolio Fund or Portfolio Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund or Portfolio Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Portfolio Fund or Portfolio Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund or Portfolio Account on a forward basis will not honor its purchase obligation. In such cases, the Portfolio Fund or Portfolio Account may incur a loss.

                       REPURCHASES; MANDATORY REDEMPTIONS

REPURCHASE OFFERS

     The Fund expects that a substantial portion of its investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Fund is structured as a closed-end fund which means that shareholders will not have the right to redeem its shares on a daily basis. In addition, the Fund does not expect any trading market to develop for its shares. As a result, shareholders will have very limited opportunity to sell their shares.

     To provide investors with a degree of liquidity and the ability to receive net asset value on a disposition of their shares, the Fund, when authorized by the Board, intends to make quarterly offers to repurchase its shares unless the Board determines that any such offer would not be in the best interest of the Fund and all of its investors, including those who may wish to remain as shareholders of the Fund.

     Although it is the Fund's intention to conduct quarterly repurchases, there can be no assurance a quarterly repurchase offer will occur. The repurchase offers will be limited to a specified percentage of the Fund. No repurchases will be effected before December 31, 2005. Shares will be repurchased at their net asset value; the Fund will not charge a repurchase fee. The quarterly offers constitute a fundamental policy of the Fund that may be changed only with the approval of the Fund's shareholders.

     The Board will consider the following factors, among others, in determining whether to conduct a repurchase offer:

     -    whether any investor has tendered shares to the Fund;

     -    the liquidity of the Fund's assets;

     -    the Fund's investment plans and working capital requirements;

     -    the relative economies of scale with respect to the size of the Fund;

     -    the history of the Fund in repurchasing shares;

     -    the economic condition of the securities markets; and

     - the anticipated tax consequences to the Fund of any proposed repurchases.

     At each quarter described above, by repurchase offer, the Fund expects to offer to repurchase up to 5% of its outstanding shares at their net asset value on the date repurchase requests are due. For each repurchase offer, there will be a repurchase date as of which any shares that have been tendered will be repurchased, although payment for the shares will occur later. Generally, payment for tendered shares will be made in cash within 45 days after each repurchase date. The Fund intends to conduct the first quarterly repurchase offer as of December 31, 2005, with tenders commencing in November 2005 and payment being made in February 2006. Thereafter, quarterly repurchase offers will be conducted as of the last day of each March, June, September and December.

     At least one month prior to each repurchase date, investors will be notified that a repurchase period has commenced and that investors will have a one-month period in which to complete and submit their repurchase documentation. If the necessary documentation is not submitted during that period on behalf of an investor, the investor will be unable to tender the shares for repurchase until a subsequent quarter and the investor will have to resubmit its request in that subsequent quarter.

     The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the Board, including a majority of the Independent Trustees, as hereinafter defined.

     Repurchases of shares by the Fund are subject to certain regulatory requirements imposed by SEC rules.

MANDATORY REDEMPTIONS

     The Fund has the right to redeem shares if:

     - shares have been transferred or shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder;

     - ownership of shares will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

     - continued ownership of such shares may be harmful or injurious to the business or reputation of the Fund or the Investment Manager, or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences;

     - any of the representations and warranties made by a shareholder in connection with the acquisition of shares was not true when made or has ceased to be true; or

     -    it would be in the best interests of the Fund.

                           BOARD OF TRUSTEES; OFFICERS

BOARD OF TRUSTEES GENERALLY

     The Fund is governed by a Board of Trustees (the "Board"), which is responsible for protecting the interests of shareholders under Massachusetts law. The Board is comprised of both Trustees who are not "interested persons" of the Fund within the meaning of the Investment Company Act (the "Independent Trustees") and Trustees who are not independent (the "Interested Trustees"). The Board meets periodically throughout the year to oversee the Fund's activities and to review its performance and the actions of the Investment Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters and shareholders owning not less than 10% of the outstanding shares shall have the right to request the Board to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     A Trustee serves on the Board for a term of indefinite duration, until he is removed, resigns or is subject to various disabling events such as death or incapacity. A Trustee may resign upon 90 days' prior written notice to the Board and may be removed either by vote of two-thirds of the Board not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders.

     In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders. The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving. If no Trustee remains to manage the business of the Fund, the Investment Manager may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new Trustees or dissolving the Fund. The Board will render assistance to shareholders on the question of the removal of a Trustee in the manner required by Section 16(c) of the Investment Company Act.

     All of the Trustees, whether Independent or Interested, are trustees, managers or officers of the following funds (collectively, the "OFI Board IV Funds") sponsored by OppenheimerFunds, Inc. ("OFI"), an affiliate of the Investment Manager, and may receive compensation from them for so serving.

                      OFI Tremont Market Neutral Hedge Fund
                     OFI Tremont Core Strategies Hedge Fund
                      Oppenheimer International Value Fund
                  Oppenheimer International Large Cap Core Fund
                          Oppenheimer Real Estate Fund
                          Oppenheimer Select Value Fund
               Oppenheimer Limited Term California Municipal Fund
                       Oppenheimer Total Return Bond Fund
                  Oppenheimer Tremont Market Neutral Fund, LLC
                    Oppenheimer Tremont Opportunity Fund, LLC

     The charts that appear below under the headings "Trustee Compensation" and "Trustee and Officer Information" include, in addition to the OFI Board IV Funds, other Oppenheimer funds, MassMutual Institutional Funds and MML Series Investment Fund which are defined, in accordance with the instructions for Form N-2, as the "Oppenheimer Fund Complex." The Investment Manager does not consider the MassMutual Institutional Funds and MML Series Investment Fund to be part of the OFI Board IV Funds' "Fund Complex" as that term may be otherwise interpreted.

COMMITTEES

     The Board does not have a standing nominating or compensation committee but has appointed an Audit Committee, comprised of three Independent Trustees, Peter
I. Wold, Jospeh M. Wickler and Ronald J. Abdow. See "Trustees and Officers" below.

     The Audit Committee recommends to the Board the selection of the independent auditor. It also (i) reviews the scope and results of audits and the audit fees charged; (ii) reviews reports from the Fund's independent auditor regarding the adequacy of the Fund's internal accounting procedures and controls; and (iii) establishes a separate line of communication between the Fund's independent auditors and its Independent Trustees.

     Based on the Audit Committee's recommendation, the Board, including a majority of the Independent Trustees, selected Ernst & Young, LLP ("Ernst & Young") as auditors of the Fund. Ernst & Young also serves as auditors for certain other funds for which the Investment Manager acts as investment advisor or investment manager.

TRUSTEE COMPENSATION


     It is estimated that the Fund will pay each Independent Trustee an annual fee of $16,000 and a per meeting fee of $500. The Interested Trustees, with the exception of Mr. Walcott, will not receive any fees or other compensation from the Fund. All Trustees will be reimbursed by the Fund for their reasonable travel and out-of-pocket expenses. The Trustees will not receive any pension or retirement benefits from the Fund.


     As of the date of this SAI, the Fund has not paid any compensation to the Trustees because the Fund is newly organized and has had no prior operations. It is anticipated that, on an annual basis, the Independent Trustees and Mr. Walcott will receive the estimated amounts shown below from the Fund. They received the amounts shown below for serving as a trustee, manager or member of a committee of the Oppenheimer Fund Complex boards (as applicable) during 2003.

                                                      TOTAL COMPENSATION FROM
                                                             FUND AND
TRUSTEE NAME                ESTIMATED AGGREGATE            FUND COMPLEX
AND OTHER FUND POSITION(S)     COMPENSATION              PAID TO TRUSTEES
(AS APPLICABLE)                FROM FUND(1)                (9 FUNDS)(2)
---------------                ------------                ------------
Ronald J. Abdow                  $ 1,542                     $ 19,500
Audit Committee Member

Eustis Walcott                   $ 1,391                     $ 18,000

Joseph M. Wikler                 $ 1,542                     $ 19,500
Audit Committee Chairman

Peter I. Wold                    $ 1,542                     $ 19,500
Audit Committee Member

(1) Estimated for the fiscal year ending March 31, 2005, assuming a full year of operation.
(2) Includes compensation paid only by the following OFI Board IV Funds which began operations prior to December 31, 2003: Oppenheimer Real Estate Fund, Oppenheimer Select Value Fund, Oppenheimer Tremont Market Neutral Fund, LLC, Oppenheimer Tremont Opportunity Fund, LLC, OFI Tremont Market Neutral Hedge Fund, OFI Tremont Core Strategies Hedge Fund, Oppenheimer International Large Cap Core Fund, Oppenheimer International Value Fund and Oppenheimer Total Return Bond Fund.

TRUSTEE AND OFFICER INFORMATION

     Information, as of December 31, 2003, concerning the Fund's Trustees and officers, their positions held with the Fund, and their principal occupations and business affiliations during the past five years is set forth below.


     Each of the Trustees except Mr. Murphy and Mr. Walcott is an Independent Trustee. Mr. Murphy is an Interested Trustee because he is affiliated with the Investment Manager by virtue of his positions as an officer, director and shareholder of Oppenheimer Acquisition Corp. ("OAC") and as an officer and director of OFI, the parent and "sister" corporations, respectively, of Tremont Capital Management, Inc., the sole shareholder of the Investment Manager. Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event his affiliation with OFI is terminated, he will resign as a Trustee of the Fund and the other OFI Board IV Funds of which he is a trustee or director. Mr. Walcott is an Interested Trustee by virtue of his former position as an officer of OAC.


     The address of each Independent Trustee and each Interested Trustee (other than Mr. Murphy) is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Murphy's address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

                              INDEPENDENT TRUSTEES

                                                                                       AGGREGATE
                                                                                     DOLLAR RANGE
                                                                                       OF SHARES
                                                                                     BENEFICIALLY
                                                                      DOLLAR RANGE      OWNED
                                                                        OF SHARES    IN ANY OF THE
                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,  BENEFICIALLY    OPPENHEIMER
NAME, AGE,              OTHER TRUSTEESHIP/DIRECTORSHIPS               OWNED IN THE  FUNDS OVERSEEN
POSITION(S) HELD WITH   HELD BY TRUSTEE,                                  FUND        BY TRUSTEE
FUND,                   NUMBER OF PORTFOLIOS IN FUND COMPLEX          ----------------------------
LENGTH OF SERVICE       CURRENTLY OVERSEEN BY TRUSTEE                    AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------
Ronald J. Abdow, 72     Chairman (since 1959) of Abdow Corporation
Trustee since 2004      (operator of restaurants);
                        Trustee of the following real estate             None            Over
                        businesses (owners and operators of                            $100,000
                        restaurants): G&R Realty Co. (since 1978),
                        G&R Trust Co. (since 1973), Abdow
                        Partnership (since 1975), Auburn Associates
                        (since 1983) and Hazard Associates (since
                        1985);
                        Trustee of MML Series Investment Fund
                        (since 1993) and of MassMutual
                        Institutional Funds (since 1994) (open-end
                        investment companies); Chairman (since
                        1996) of Western Mass Development Corp.
                        (non-profit land development) and (since
                        1991) of American International College
                        (non-profit college).
                        Oversees 10 portfolios in the Oppenheimer
                        Fund Complex.

                        Self-employed as an investment consultant;

                                                                                       AGGREGATE
                                                                                     DOLLAR RANGE
                                                                                       OF SHARES
                                                                                     BENEFICIALLY
                                                                      DOLLAR RANGE      OWNED
                                                                        OF SHARES    IN ANY OF THE
                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,  BENEFICIALLY    OPPENHEIMER
NAME, AGE,              OTHER TRUSTEESHIP/DIRECTORSHIPS               OWNED IN THE  FUNDS OVERSEEN
POSITION(S) HELD WITH   HELD BY TRUSTEE,                                  FUND        BY TRUSTEE
FUND,                   NUMBER OF PORTFOLIOS IN FUND COMPLEX          ----------------------------
LENGTH OF SERVICE       CURRENTLY OVERSEEN BY TRUSTEE                    AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------
Joseph M. Wikler, 63    A director (since 1996) of Lakes
Trustee since 2004      Environmental Association, Medintec (since       None          $10,000-
                        1992) and Cathco (since 1995) (medical                         $50,000
                        device companies);
                        A member of the investment committee of the
                        Associated Jewish Charities of Baltimore
                        (since 1994);
                        Formerly a director of Fortis/Hartford
                        mutual funds (1994 - December 2001).
                        Oversees 10 portfolios in the Oppenheimer
                        Fund Complex.

Peter I. Wold, 56       President of Wold Properties, Inc. (oil and
Trustee since 2004      gas exploration and production);
                        Vice President, Secretary and Treasurer of       None            Over
                        Wold Trona Company, Inc. (soda ash                             $100,000
                        processing and production);
                        Vice President of Wold Talc Company, Inc.
                        (talc mining);
                        Managing Member, Hole-in-the-Wall Ranch
                        (cattle ranching);
                        Formerly a director and Chairman of the
                        Board, Denver Branch of the Federal Reserve
                        Bank of Kansas City (1993 - 1999) and
                        director (1995 - 1999) of PacifiCorp.
                        (electric utility).
                        Oversees 10 portfolios in the Oppenheimer
                        Fund Complex.

                                     INTERESTED TRUSTEE

Eustis Walcott, 66      Principal with Ardsley Associates (since
Trustee 2004            2000) (consulting firm);
                        A director (since 2000) of Cornerstone Real      None          $10,000-
                        Estate Advisors, Inc. (real estate equity                      $50,000
                        investment management services and MML
                        Investors Services, Inc. (individual
                        retirement, insurance investment and life
                        event planning products and services
                        company) (both affiliates of OFI);
                        Trustee of OFI Trust Company (since 2001)
                        (also an affiliate of OFI);

                                                                                       AGGREGATE
                                                                                     DOLLAR RANGE
                                                                                       OF SHARES
                                                                                     BENEFICIALLY
                                                                      DOLLAR RANGE      OWNED
                                                                        OF SHARES    IN ANY OF THE
                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,  BENEFICIALLY    OPPENHEIMER
NAME, AGE,              OTHER TRUSTEESHIP/DIRECTORSHIPS               OWNED IN THE  FUNDS OVERSEEN
POSITION(S) HELD WITH   HELD BY TRUSTEE,                                  FUND        BY TRUSTEE
FUND,                   NUMBER OF PORTFOLIOS IN FUND COMPLEX          ----------------------------
LENGTH OF SERVICE       CURRENTLY OVERSEEN BY TRUSTEE                    AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------
                        Formerly Trustee of the American
                        International College (1995 - December
                        2003);
                        Formerly Senior Vice President, MassMutual
                        Financial Group (1990 - July 2000).
                        Oversees 10 portfolios in the Oppenheimer
                        Funds Complex.

                               INTERESTED TRUSTEE AND OFFICER

John V. Muphy, 54       Chairman, Chief Executive Officer and
President, Trustee and  director (since 2001) and President (since
Chairman of the Board   2000) of OFI;
of Trustees since 2004  President and director or trustee of other        None           Over
                        Oppenheimer funds;                                               $100,000
                        President and director (since 2001) of
                        Oppenheimer Acquisition Corp. (OFI's parent
                        holding company) and of Oppenheimer
                        Partnership Holdings, Inc. (a holding
                        company subsidiary of OFI);
                        A director (since 2001) of OppenheimerFunds
                        Distributor, Inc. (a subsidiary of OFI);
                        Chairman and a director (since July 2001)
                        of Shareholder Services, Inc. and of
                        Shareholder Financial Services, Inc.
                        (transfer agent subsidiaries of OFI);
                        President and a director (since 2001) of
                        OppenheimerFunds Legacy Program (a
                        charitable trust program established by
                        OFI) and Oppenheimer Real Asset Management,
                        Inc.;
                        Director of the following investment
                        advisory subsidiaries of OFI: OFI
                        Institutional Asset Management, Inc.,
                        Centennial Asset Management Corporation,
                        Trinity Investment Management Corporation
                        and Tremont Capital Management, Inc. (the
                        Investment Manager's parent company) (since
                        November 2001), HarbourView Asset
                        Management Corporation and OFI Private
                        Investments, Inc. (since 2001); President
                        (since November 2001) and a director (since
                        July 2001) of Oppenheimer Real Asset

                                                                                       AGGREGATE
                                                                                     DOLLAR RANGE
                                                                                       OF SHARES
                                                                                     BENEFICIALLY
                                                                      DOLLAR RANGE      OWNED
                                                                        OF SHARES    IN ANY OF THE
                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,  BENEFICIALLY    OPPENHEIMER
NAME, AGE,              OTHER TRUSTEESHIP/DIRECTORSHIPS               OWNED IN THE  FUNDS OVERSEEN
POSITION(S) HELD WITH   HELD BY TRUSTEE,                                  FUND        BY TRUSTEE
FUND,                   NUMBER OF PORTFOLIOS IN FUND COMPLEX          ----------------------------
LENGTH OF SERVICE       CURRENTLY OVERSEEN BY TRUSTEE                    AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------
                        Management, Inc.;
                        Executive Vice President (since February
                        1997) of Massachusetts Mutual Life
                        Insurance Company (OFI's parent company);
                        A director (since June 1995) of DLB
                        Acquisition Corporation (a holding company
                        that owns the shares of David L. Babson &
                        Company, Inc.);
                        A member of the Investment Company
                        Institute's Board of Governors (elected to
                        serve from October 3, 2003 through
                        September 30, 2006);
                        Former Chief Operating Officer of OFI
                        (September 2000 - June 2001);
                        Former President and trustee (November 1999
                        - November 2001) of MML Series Investment
                        Fund and MassMutual Institutional Funds
                        (open-end investment companies);
                        A former director (September 1999 - August
                        2000) of C.M. Life Insurance Company;
                        Former President, Chief Executive Officer
                        and director (September 1999 - August 2000)
                        of MML Bay State Life Insurance Company;
                        A former director (1989 - 1998) of Emerald
                        Isle Bancorp and Hibernia Savings Bank (a
                        wholly-owned subsidiary of Emerald Isle
                        Bancorp).
                        Oversees 74 portfolios in the Oppenheimer
                        Fund Complex as Trustee/Director and 10
                        portfolios as an officer in the Oppenheimer
                        Fund Complex.

     Each of the Fund's officers serves for an annual term or until his earlier resignation, death or removal, except for John V. Murphy, the Fund's President, who serves for an indefinite term, until his resignation, death or removal. The officers of the Fund do not receive any compensation from the Fund. All of the officers of the Fund, including Mr. Murphy, hold the same offices in other OFI Board IV Funds. Information, as of December 31, 2003, concerning the Fund's officers is set forth below (except information concerning Messrs. Murphy and Walcott, who are Interested Trustees, appears in the chart above under the headings "Interested Trustee and Officer" and "Interested Trustee," respectively).

     The officers named in the chart below have the following addresses: Messrs. Zack and Pisapia and Ms. Lee - Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008; Messrs. Vottiero, Petersen and Wixted and Ms. Ives - 6803 S. Tucson Way, Centennial, Colorado 80112-3924.

                                  FUND OFFICERS

NAME, AGE
POSITION(S) HELD WITH FUND,
LENGTH OF SERVICE            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Brian W. Wixted, 44          Senior Vice President and Treasurer (since March
Treasurer since 2004         1999) of OFI;
                             Treasurer of HarbourView Asset Management
                             Corporation, Shareholder Financial Services, Inc.,
                             Shareholder Services, Inc., Oppenheimer Real Asset
                             Management Corporation and Oppenheimer Partnership
                             Holdings, Inc. (since March 1999), OFI Private
                             Investments, Inc. (since March 2000),
                             OppenheimerFunds International Ltd. and
                             OppenheimerFunds plc (since May 2000), OFI
                             Institutional Asset Management, Inc. (since
                             November 2000), OppenheimerFunds Legacy Program (a
                             Colorado non-profit corporation) (since June
                             2003);
                             Treasurer and Chief Financial Officer (since May
                             2000) of OFI Trust Company (a trust company
                             subsidiary of OFI);
                             Assistant Treasurer (since March 1999) of
                             Oppenheimer Acquisition Corp.;
                             Formerly Assistant Treasurer of Centennial Asset
                             Management Corporation (March 1999 - October 2003)
                             and OppenheimerFunds Legacy Program (April 2000 -
                             June 2003);
                             Former Principal and Chief Operating Officer
                             (March 1995 - March 1999) at Bankers Trust
                             Company-Mutual Fund Services Division.
                             An officer of 83 portfolios in the Oppenheimer
                             Fund Complex.

Brian Petersen, 33           Assistant Vice President (since August 2000) of
Assistant Treasurer          OFI;
since 2004                   Formerly Manager/Financial Product Accounting
                             (November 1998 - July 2002) of OFI.
                             An officer of 83 portfolios in the Oppenheimer
                             Fund Complex.

Robert G. Zack, 55           Executive Vice President (since January 2004) and
Secretary since 2004         General Counsel (since February 2002) of OFI;
                             Senior Vice President and General Counsel (since
                             November 2001) of OFI Institutional Asset
                             Management, Inc. and HarbourView Asset Management
                             Corporation (investment advisory subsidiaries of OFI);
                             General Counsel and a director (since November
                             2001) of OppenheimerFunds Distributor, Inc.;
                             General Counsel (since November 2001) of
                             Centennial Asset Management Corporation;
                             Secretary and General Counsel (since November
                             2001) of OAC;
                             Assistant Secretary and a director (since October
                             1997) of OppenheimerFunds International Ltd. and
                             OppenheimerFunds plc;
                             Vice President and a director (since November 2001)
                             of Oppenheimer Partnership Holdings, Inc.;
                             A director (since November 2001) of Oppenheimer
                             Real Asset Management, Inc. and (since June 2003)
                             of OppenheimerFunds (Asia) Limited;
                             Senior Vice President, General Counsel and a
                             director (since November 2001) of Shareholder
                             Financial Services, Inc., Shareholder Services,
                             Inc., OFI Private Investments, Inc. and OFI Trust
                             Company;
                             Vice President (since November 2001) of
                             OppenheimerFunds Legacy Program (a charitable
                             trust program established by OFI);
                             Formerly Senior Vice President (May 1985 -
                             December 2003), Acting General Counsel (November
                             2001 - February 2002) and Associate General
                             Counsel (May 1981 - October 2001) of OFI;
                             Formerly Assistant Secretary of Shareholder
                             Services, Inc. (May 1985 - November 2001),
                             Shareholder Financial Services, Inc. (November
                             1989 - November 2001) and OppenheimerFunds
                             International Ltd. (October 1997 - November 2001).
                             An officer of 83 portfolios in the Oppenheimer
                             Fund Complex.

Kathleen T. Ives, 38         Vice President (since June 1998) and Senior
Assistant Secretary          Counsel and Assistant Secretary (since October
  since 2004                 2003) of OFI;
                             Vice President (since 1999) and Assistant
                             Secretary (since October 2003) of OppenheimerFunds
                             Distributor, Inc.;
                             Assistant Secretary (since October 2003) of
                             Centennial Asset Management Corporation and (since
                             December 2001) OppenheimerFunds Legacy Program and
                             of Shareholder Financial Services, Inc.;
                             Vice President and Assistant Secretary (since
                             1999) of Shareholder Services, Inc.
                             Formerly an Assistant Counsel (August 1994-October
                             2003) and Assistant Vice President of OFI (August
                             1997-June 1998).
                             An officer of 83 portfolios in the Oppenheimer
                             Fund Complex.

Dina C. Lee, 34              Assistant Vice President and Assistant Counsel
Assistant Secretary          (since December 2000) of OFI;
  since 2004                 Formerly an attorney at and Assistant Secretary of
                             (until December 2000) Van Eck Global.
                             An officer of 38 portfolios in the Oppenheimer
                             Fund Complex.


Peter Pisapia, 31            Assistant Vice President and Assistant Counsel
Assistant Secretary          (since December 2002) of OFI;
  since 2004                 Formerly Associate Counsel at AIG SunAmerica Asset
                             Management Corp. (October 1997 - December 2002).
                             An officer of 38 portfolios in the Oppenheimer
                             Fund Complex.

SHARE OWNERSHIP

     As of the date of this SAI, the Investment Manager owned 100% of the outstanding shares of the Fund. No Independent Trustee or his family members own securities of the Investment Manager, OAC or OFI or any person directly or indirectly controlling, controlled by or under common control with any of such parties.

                                 CODE OF ETHICS

     The Fund and the Investment Manager have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund's portfolio transactions. Covered persons include the Trustees and the officers and directors of the Investment Manager, as well as employees of the Investment Manager having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to it to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

     The codes of ethics are included as exhibits to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                         INVESTMENT MANAGEMENT SERVICES

THE INVESTMENT MANAGER

     Tremont Partners, Inc. (the "Investment Manager") serves as the Fund's investment manager, subject to the ultimate supervision of and subject to any policies established by the Board. The Investment Manager is responsible for the selection of Portfolio Managers and the allocation of the assets of the Fund for investment among the Portfolio Managers. In addition, the Investment Manager is responsible for investing the cash portion of the Fund's assets not invested in Portfolio Funds or through Portfolio Accounts. The Investment Manager is a wholly-owned indirect subsidiary of Oppenheimer Acquisition Corp., the parent corporation of OppenheimerFunds, Inc., the widely-known mutual fund manager.

     Pursuant to the terms of an investment management agreement entered into between the Fund and the Investment Manager dated as of June 2, 2004 (the "Investment Management Agreement"), the Investment Manager is responsible for developing, implementing and supervising the Fund's investment program and, in connection therewith, shall regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and purchases and sales of securities for the Fund and will arrange for the purchase and sale of such securities. The Investment Manager is authorized, subject to the approval of the Board, to retain one or more of its affiliates within the Tremont Capital Management, Inc. ("TCM") organization to assist the Investment Manager in providing investment management services.

     As compensation for services required to be provided by the Investment Manager under the Investment Management Agreement, the Fund will pay the Investment Manager a monthly fee (the "Management Fee") computed at the annual rate of 1.25% of the aggregate net asset value of outstanding shares determined as of the last day of the month (before any repurchases of shares, as defined below).

     The Investment Management Agreement was approved by the Board (including a majority of the Independent Trustees), at a meeting held in person on June 2, 2004. The Independent Trustees were provided with data as to the qualifications of the Investment Manager's personnel and the quality and extent of the services rendered to investment companies. The Board particularly considered: (1) the Investment Manager's investment record in managing other investment companies for which it acts, and (2) data as to investment performance, advisory fees and expense ratios of other investment companies not advised by the Investment Manager but believed to be in the same overall investment and size category as the Fund. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors but considered all factors together. The Board judged the terms and conditions of the Investment Management Agreement, including the Management Fee, in light of all of the surrounding circumstances, and found the Investment Management Agreement to be fair and reasonable and in the best interests of the Fund.

     The Investment Management Agreement has an initial term of two years from the date of its execution and may be continued in effect from year to year thereafter if approved annually by the Board or by vote of a majority of the outstanding voting shares of the Fund; provided, that in either event, the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days' prior written notice by the Board, by vote of a majority of the outstanding voting shares of the Fund or by the Investment Manager. The Investment Management Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.

     The Investment Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Management Agreement, the Investment Manager is not liable to the Fund or to any investor for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the Investment Manager may act as investment manager for any other person, firm or corporation and use the name "Tremont" in connection with other investment companies for which it may act as investment manager or general distributor. If Tremont Partners shall no longer act as investment manager of the Fund, the Investment Manager may withdraw the right of the Fund to use the name "Tremont" as part of its name.

     The Investment Manager or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at c/o Tremont Partners, Inc., Corporate Center at Rye, 555 Theodore Fremd Avenue, Suite C-300, Rye, New York 10580.

PORTFOLIO PROXY VOTING

The Fund's Investment Manager is responsible for voting proxies relating to securities owned by the Fund in accordance with its proxy voting guidelines and procedures. However, the Fund invests primarily in private investment partnerships and similar investment vehicles which generally have limited voting rights. To the extent the Fund invests in voting securities, if any, the Investment Manager's primary consideration in voting portfolio proxies would be the financial interests of the Fund and its shareholders.

The Investment Manager has adopted the OppenheimerFunds Portfolio Proxy Voting Policies and Procedures in the event the Fund should own any voting securities. The OppenheimerFunds Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

- The Fund would vote with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

- In general, the Fund would oppose anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.

- The Fund would support shareholder proposals to reduce a super-majority vote requirement, and oppose management proposals to add a super-majority vote requirement.

-    The Fund would oppose proposals to classify the board of directors.

-    The Fund would support proposals to eliminate cumulative voting.

-    The Fund would oppose re-pricing of stock options.

- The Fund would generally consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Investment Manager analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund would generally support management proposals, the Fund opposes plans the Investment Manager considers to be excessive.

The Fund will be required to file a Form N-PX, with its complete proxy voting record for the twelve month ended June 30th no later than August 31st of each year. The first such filing is due no later than August 31, 2005 for the twelve months ended June 30, 2005. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at and (ii) on the SEC's website at www.sec.gov.

                                  FUND EXPENSES

     The Fund will bear all costs and expenses incurred in its business and operations other than those specifically required to be borne by the Investment Manager pursuant to the Investment Management Agreement. Costs and expenses borne by the Fund include, but are not limited to, the following:

     - all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Portfolio Funds;

     - all costs and expenses associated with the operation and registration of the Fund, ongoing offering costs and the costs of compliance with, any applicable U.S. and state laws;

     - all costs and expenses associated with the organization and operation of separate investment funds managed by Portfolio Managers retained by the Fund;

     - the costs and expenses of holding meetings of the Board and any meetings of shareholders, including costs associated with the preparation and dissemination of proxy materials;

     - the fees and disbursements of Fund counsel, legal counsel to the Independent Trustees, independent auditors for the Fund and other consultants and professionals engaged on behalf of the Fund;

     -    the Management Fee;

     -    the Administration Fee;


     -    the Shareholders' Servicing Fee;


     - the fees payable to custodians and other persons providing administrative services to the Fund;

     - the costs of fidelity bond coverage and any liability or other insurance coverage obtained on behalf of the Fund, its officers or the Board;

     - all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders; and

     - such other types of expenses as may be approved from time to time by the Board.
     The Portfolio Funds will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Portfolio Managers generally will charge asset-based fees to, and receive performance-based allocations from, the Portfolio Funds, which effectively will be borne by investors in the Portfolio Funds (such as the Fund) and which will reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.


                              CONFLICTS OF INTEREST

INVESTMENT MANAGER

     The Investment Manager manages the assets of registered investment companies and provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Tremont Accounts"). The Fund has no interest in these activities. The Investment Manager and the investment professionals who, on behalf of the Investment Manager, will provide investment advisory services to the Fund will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Tremont Accounts. Such persons will devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

     The Investment Manager expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain Tremont Accounts, including a private investment partnership that has an investment program that is substantially the same as the Fund's investment program. As a general matter, the Investment Manager will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those other Tremont Accounts. There may be circumstances, however, under which the Investment Manager will cause one or more Tremont Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Investment Manager will commit the Fund's assets. There also may be circumstances under which the Investment Manager will consider participation by Tremont Accounts in investment opportunities in which the Investment Manager does not intend to invest on behalf of the Fund, or vice versa.

     The Investment Manager will evaluate for the Fund and for each Tremont Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a Tremont Account at a particular time, including, but not limited to, the following:

     (1) the nature of the investment opportunity taken in the context of the other investments at the time;

     (2) the liquidity of the investment relative to the needs of the particular entity or account;

     (3) the availability of the opportunity (i.e., size of obtainable position);

     (4)  the transaction costs involved; and

     (5) the investment or regulatory limitations applicable to the particular entity or account.

     Because these considerations may differ for the Fund and the Tremont Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Tremont Accounts may differ from time to time. In addition, the fees and expenses of the Fund will differ from those of the Tremont Accounts. Accordingly, the future performance of the Fund and the Tremont Accounts will vary.

     When the Investment Manager determines that it would be appropriate for the Fund and one or more Tremont Accounts to participate in an investment transaction in the same Portfolio Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Investment Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Tremont Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Investment Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

     Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for the Tremont Accounts. Such situations may be based on, among other things, the following:

     (1) legal restrictions or other limitations (including limitations imposed by Portfolio Managers with respect to Portfolio Funds) on the combined size of positions that may be taken for the Fund and the Tremont Accounts, thereby limiting the size of the Fund's position or the availability of the investment opportunity;

     (2) the difficulty of liquidating an investment for the Fund and the Tremont Accounts where the market cannot absorb the sale of the combined positions; and

     (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the Tremont Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "Other Matters" below.

     Directors, officers, employees and affiliates of the Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager, or by the Investment Manager for the Tremont Accounts, that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

     Except in accordance with applicable law, the Investment Manager and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by the Investment Manager, except for accounts as to which the Investment Manager or any of its affiliates serves as a general partner or as to which it may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Investment Manager or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Investment Manager has determined it would be appropriate for the Fund to purchase (or sell), and the Investment Manager has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

     Future investment activities of the Investment Manager and its affiliates, and of its respective directors, officers or employees, may give rise to additional conflicts of interest.

                                   TAX ASPECTS

     This summary of certain aspects of the U.S. federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY



     As a regulated investment company, the Fund is not subject to U.S. federal income tax on the portion of its investment company taxable income, as that term is defined in the Code (determined without regard to the deduction for dividends paid), and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its distributed income and net capital gains to shareholders without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If the Fund does did not qualify as a regulated investment company during any period, it would be treated for U.S. federal income tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders during that period. However, there may be instances in which the Investment Manager determines that circumstances exist where the disadvantages in meeting the "pass-through" requirements outweigh the benefits. For example, the Fund might need to liquidate portfolio investments at inopportune times to an extent that, in the judgement of the Board and the Investment Manager, the liquidation would not, under the circumstances, be in the best interests of the shareholders.


     To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of "other issuers." As to each of those "other issuers," the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     Under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year, (2) 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years. If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Investment Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders. Furthermore, in such event, individual shareholders of the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2008.


The Investment Manager has agreed to reimburse the Fund, on an after-tax basis, for any income taxes and associated interest charges resulting from the Fund's failure to qualify as a regulated investment company under Subchapter M of the Code, except that the Investment Manager shall not be obligated to reimburse the Fund for income taxes and interest charges associated with a failure to so qualify that results from (i) an advance determination by the Investment Manager that it is in the best interests of the shareholders of the Fund to elect not to qualify as a regulated investment company, as described above, where such determination is ratified by the Board at its then next regularly scheduled meeting, or (ii) a change in the requirements of Subchapter M of the Code that makes it, in the Investment Manager's determination (which determination is ratified by the Board at its then next scheduled meeting), unduly burdensome for the Fund to so qualify.


DISTRIBUTIONS

     Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether such dividends are paid in cash or reinvested in additional shares. If a portion of the Fund's income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gain. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares.

     The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Dividends designated by the Fund and received by corporate shareholders of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (3) to the extent the stock on which the dividend is paid is treated as debt financed. Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to shares of the Fund or by applications of the Code.

     Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

     Upon the sale or other disposition of shares in the Fund which a shareholder holds as a capital asset, the shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder's adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

     Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited as undistributed capital gains) with respect to such shares.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must attach to its tax return and also separately file with the Internal Revenue Service ("IRS") a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

HEDGING AND DERIVATIVES TRANSACTIONS

     Certain of the Fund's hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

OTHER INVESTMENTS

     The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign "high yield" securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

     As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

PASSIVE FOREIGN INVESTMENT COMPANY

     If the Fund purchases shares in a passive foreign investment company (a "PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the Distribution Requirement and would be taken in to account for purposes of the 4% excise tax (described above).

FOREIGN CURRENCY TRANSACTIONS

     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

UNRELATED BUSINESS TAXABLE INCOME

     Generally, an exempt organization is exempt from U.S. federal income tax on its passive investment income, such as dividends, interest and capital gains.(1) This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time. However, a tax-exempt U.S. person investing in the Fund will not realize UBTI with respect to an unleveraged investment in shares. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. federal tax consequences of an investment in the Fund.

FOREIGN TAXES

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund qualifies as a regulated investment company, satisfies the 90% distribution requirement and more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, then the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable

----------
(1) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% U.S. excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

income or use such amount (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income its pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss,
(ii) is obligated to make payments related to the dividends or (iii) holds shares of the Fund in arrangements in which the shareholder's expected economic profits after non-U.S. taxes are insubstantial will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stock and securities in order for "creditable" taxes to flow-through. Each shareholder should consult its own tax advisor regarding the potential application of foreign tax credits.

BACKUP WITHHOLDING

     The Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31% (unless Congress enacts legislation otherwise). Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the required information is furnished to the IRS. To avoid such withholding, foreign shareholders (as defined below) that beneficially own shares generally must provide a properly completed IRS Form W-8BEN or other applicable forms or documentation certifying their non-U.S. status.

FOREIGN SHAREHOLDERS

     U.S. federal income taxation of a shareholder who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

     If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Such a foreign shareholder would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund.

     If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

     In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding."

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

     Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions.

                                      * * *

     THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN MATERIAL INCOME TAX MATTERS WHICH ARE PERTINENT TO PROSPECTIVE INVESTORS. THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS. THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISORS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

                                      * * *

                          CERTAIN ERISA CONSIDERATIONS

     Persons who are fiduciaries with respect to an "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), that is subject to Title I of ERISA, a "plan" (within the meaning of Section 4975 of the Code) that is subject to the prohibited transaction rules of Section 4975 of the Code, a plan, account or other arrangement that is subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, "Similar Laws"), or entities whose underlying assets are considered to include "plan assets" of any such plan, account or arrangement (each, a "Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund.

     ERISA and the Code impose certain general and specific responsibilities on persons who are fiduciaries with respect to a Plan that is subject to Title I of ERISA or Section 4975 of the Code (an "ERISA Plan"), including prudence, diversification, an obligation not to engage in a non-exempt prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

     Governmental plans and certain church and foreign Plans, while not subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of Section 4975 of the Code, may nevertheless be subject to Similar Laws.

     ERISA and the Code do not define "plan assets." However, regulations (the "Plan Assets Regulation") promulgated under ERISA by the DOL generally provide that when an ERISA Plan acquires an equity interest in an entity that is neither a "publicly-offered security" nor a security issued by an investment company registered under the Investment Company Act, the ERISA Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity unless it is established either that equity participation in the entity by "benefit plan investors" is not "significant" or that the entity is an "operating company," in each case as defined in the Plan Assets Regulation. It is not anticipated that the shares will constitute "publicly offered securities" or that the Fund will qualify as an "operating company," and the Fund will not monitor whether investment in the shares by "benefit plan investors" will be "significant" for purposes of the Plan Assets Regulation. However, because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of the Plan Assets Regulation.

     If the assets of the Fund were deemed to be "plan assets" under ERISA, however, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute non-exempt "prohibited transactions" under ERISA and/or the Code.

     A Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciary responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon the fiduciaries with regard to their investment decisions under applicable provisions of ERISA, the Code and/or Similar Laws.

     Whether or not the underlying assets of the Fund were deemed to include "plan assets," as described above, the acquisition and/or holding of the an interest in the shares by an ERISA Plan with respect to which the Fund, an underwriter, or the Investment Manager is considered a "party in interest" (within the meaning of ERISA) or a "disqualified person" (within the meaning of the Code) may constitute or result in a direct or indirect prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, unless the investment is acquired and is held in accordance with an applicable statutory, class or individual prohibited transaction exemption. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and/or the Code. In addition, the fiduciary of the ERISA Plan that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code.

     For example, ERISA prohibits (and the Code penalizes) the use of ERISA and ERISA plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Prospective ERISA Plan shareholders should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code.

     For the foregoing reasons, each purchaser and subsequent transferee of an interest in the Fund will be required to represent that either (i) no portion of the assets used by such purchaser or subsequent transferee to acquire and hold the shares constitutes assets of any Plan or (ii) the purchase and holding of the shares by such purchaser or transferee will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation under any applicable Similar Laws.


     ERISA Plan shareholders will also be required to represent that the decision to invest in the Fund was made by a fiduciary of the ERISA Plan that is independent of the Fund, the Investment Manager or any of their respective employees, representatives or affiliates and such fiduciary is duly authorized to make such investment decision and that it has not relied on any individualized advice or recommendation of such affiliated persons with respect to the Plan's investment.


     The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the Prospectus is general and may be affected by future publication of regulations and rulings. Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is particularly important that fiduciaries, or other persons considering purchasing the shares on behalf of, or with the assets of, any Plan, consult their legal advisers regarding the consequences under ERISA, the Code and applicable Similar Laws of the acquisition and ownership of shares.

                                    BROKERAGE


     The Fund will not pay any commissions to any broker, directly or indirectly, in connection with its investments in Portfolio Funds.



     Transactions in portfolio securities will be undertaken only by the Portfolio Managers and Portfolio Accounts. Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions for the Portfolio Fund or Portfolio Account that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.


     In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund or Portfolio Account, each Portfolio Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Portfolio Manager generally will seek reasonably competitive commission rates, a Portfolio Manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Portfolio Managers with respect to Portfolio Funds may vary and will be governed by each Portfolio Fund's organizational documents.

     Consistent with the principle of seeking best price and execution, a Portfolio Manager may place orders for a Portfolio Fund or Portfolio Account with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Managers or their affiliates in providing services to clients other than the Portfolio Funds and the Portfolio Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Portfolio Manager in connection with the Portfolio Fund or Portfolio Account it manages. Conversely, the information provided to a Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager or its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to the Portfolio Fund or a Portfolio Account.

     It is anticipated that Portfolio Managers (including each Portfolio Manager retained to manage a Portfolio Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Investment Manager to the extent it places transactions for the Fund. However, certain Portfolio Managers (other than those managing Portfolio Accounts) may have policies that permit the use of brokerage commissions of a Portfolio Fund to obtain products or services that are not research related and that may benefit the Portfolio Manager.



        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL



     Ernst & Young, LLP acts as independent auditors for the Fund and in such capacity will audit the Fund's annual financial statements and financial highlights. Its principal business address is 5 Times Square, New York, New York 10036.



     Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10036, serves as counsel to the Fund and to the Independent Trustees and will pass on the legality of the shares offered hereby. Tannenbaum Helpern Syracuse & Hirschtritt LLP, 900 Third Avenue, New York, New York 10022, is serving as special counsel to the Investment Manager in connection with the offering. Certain matters will be passed upon for the underwriters by Simpson Thacher & Bartlett LLP ("Simpson Thacher"), 425 Lexington Avenue, New York, New York 10017. Simpson Thacher may rely as to matters of Massachusetts law on the opinion of.


                            ADMINISTRATOR, CUSTODIAN,
                    TRANSFER AGENT, DIVIDEND DISBURSING AGENT


     The Fund has retained           to provide certain administrative
services. The Administrator will also serve as transfer agent for the Fund's shares, custodian of the Fund's securities and cash and dividend disbursing agent.


                         SUMMARY OF DECLARATION OF TRUST

     The following is a summary description of additional items and of select provisions of the Declaration of Trust that are not described elsewhere in this SAI or in the Fund's Prospectus. The description of these items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust filed as an exhibit to the Fund's Registration Statement.

LIABILITY OF SHAREHOLDERS; DUTY OF CARE

     All persons extending credit to, doing business with, contracting with or having or asserting any claim against the Fund or the Trustees shall look only to the assets of the Fund for payment under any such credit, transaction, contract or claim and neither the shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable for such credit, transaction, contract or claim. Notice of such disclaimer and agreement thereto shall be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees.

     Under the Declaration of Trust, there is expressly disclaimed shareholder and Trustee liability for the acts and obligations of the Fund. Nothing in the Declaration of Trust shall, however, protect a Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer in connection with the Trust.

     Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

TERM, DISSOLUTION AND LIQUIDATION

     The liquidation of the Fund may be authorized at any time by vote of a majority of the Trustees or instrument executed by a majority of their number then in office, provided the Trustees find that it is in the best interest of the shareholders of the Fund or as otherwise provided in the Declaration of Trust.

     Upon the occurrence of any event of dissolution, the Board or the Investment Manager, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Investment Manager to act as liquidator or the Investment Manager is unable to perform this function), will wind up the Fund's and liquidate its assets.

     Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to shareholders, including actual or anticipated liquidation expenses, and
(2) then to satisfy debts, liabilities and obligations owing to the shareholders. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the best interests of the shareholders in facilitating an orderly liquidation.

VOTING

     Each shareholder has the right to cast a number of votes equal to the number of shares it owns at a meeting of shareholders called by the Board or by shareholders holding not less than one-third of the total number of votes eligible to be cast. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a business trust would normally be entitled to vote, including the election of Trustees, approval of the Fund's management advisory agreement, approval of the Fund's auditors, and on certain other matters, to the extent that the Investment Company Act requires a vote of shareholders on such matters. Except for the exercise of their voting privileges, shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business and may not act for or bind the Fund.

                             REPORTS TO SHAREHOLDERS

     The Fund will furnish to shareholders, as soon as practicable after the end of each taxable year, such information as is necessary for shareholders to complete U.S. and state income tax or information returns, along with any other tax information required by law. The Fund will send to shareholders a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Investment Manager regarding the Fund's operations during each fiscal quarter also will be sent to shareholders.

                                   FISCAL YEAR

     For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The first fiscal year of the Fund shall commence on the date of the closing of the sale of the shares under the Prospectus and will end on March 31, 2005. For tax purposes, the Fund adopted the 12-month period ending December 31 of each year as its taxable year.

                       FUND ADVERTISING AND SALES MATERIAL

     Advertisements and sales literature relating to the Fund and reports to shareholders may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return on a hypothetical investment in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund's investment performance.

     The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

     Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices, including but not limited to the CSFB/Tremont Hedge Fund Index, an index prepared in part by Tremont Capital Management, Inc., an affiliate of the Investment Manager. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                              FINANCIAL STATEMENTS

          The following comprise the financial statements of the Fund:


Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities
Notes to Financial Statements

                                   APPENDIX A

                            INDUSTRY CLASSIFICATIONS

     A)   BASIC MATERIALS                         F)   ENERGY
          1)  Chemicals                                37) Coal
          2)  Forest Products & Paper                  38) Energy-alternate Sources
          3)  Iron/Steel                               39) Oil & Gas
          4)  Mining                                   40) Oil & Gas Services
     B)   COMMUNICATIONS                               41) Pipelines
          5)  Advertising                         G)   FINANCIAL
          6)  Internet                                 42) Banks
          7)  Media                                    43) Closed-end Funds
          8)  Telecommunications                       44) Country Funds-Closed-end
     C)   CONSUMER, (CYCLICAL)                         45) Diversified Financial Service
          9)  Airlines                                 46) Insurance
          10) Apparel                                  47) Investment Companies
          11) Auto Manufacturers                       48) REITS
          12) Auto Parts & Equipment                   49) Real Estate
          13) Distribution/Wholesale                   50) Savings and Loans
          14) Entertainment                            51) Venture Capital
          15) Food Service                        H)   INDUSTRIAL
          16) Home Builders                            52) Aerospace/Defense
          17) Home Furnishings                         53) Building Materials
          18) Housewares                               54) Electrical Company & Equipment
          19) Leisure Time                             55) Electronics
          20) Lodging                                  56) Engineering & construction
          21) Office furnishings                       57) Environmental Control
          22) Retail                                   58) Hand/Machine Tools
          23) Storage/Warehousing                      59) Machinery - Construction & mining
          24) Textiles                                 60) Machinery - Diversified
          25) Toys/Games/Hobbies                       61) Metal Fabricates/Hardware
     D)   CONSUMER, (NON-CYCLICAL)                     62) Miscellaneous Manufacture
          26) Agriculture                              63) Packaging & Containers
          27) Beverages                                64) Shipbuilding
          28) Biotechnology                            65) Transportation
          29) Commercial Services                      66) Trucking and Leasing
          30) Cosmetics/Personal Case             I)   TECHNOLOGY
          31) Food                                     67) Computers
          32) Healthcare-Products                      68) Office/Business Equipment
          33) Healthcare-Services                      69) Semiconductors
          34) Household Products/Wares                 70) Software
          35) Pharmaceuticals                     J)   UTILITIES
     E)   DIVERSIFIED                                  71) Electric
          36) Holding Companies Diverse                72) Gas
                                                       73) Water

                                   APPENDIX B

                           ACCESS TO A NEW OPPORTUNITY

                                 [TREMONT LOGO]

                           An OppenheimerFunds Company

                                    [GRAPHIC]

                    TREMONT OPPENHEIMER ABSOLUTE RETURN FUND

                                 INVESTOR GUIDE

HEDGE FUNDS AND FUNDS OF HEDGE FUNDS (COLLECTIVELY REFERRED TO HEREIN AS "ALTERNATIVE INVESTMENTS") CAN BE HIGHLY ILLIQUID AND ARE NOT SUITABLE FOR ALL INVESTORS. ADDITIONAL INFORMATION CAN BE FOUND IN THE FUND'S PROSPECTUS. INVESTING IN ALTERNATIVE INVESTMENTS IS INTENDED FOR EXPERIENCED AND SOPHISTICATED INVESTORS ONLY WHO ARE WILLING TO BEAR THE HIGH ECONOMIC RISKS OF THE INVESTMENT. INVESTORS SHOULD REVIEW AND CONSIDER POTENTIAL RISKS BEFORE INVESTING. THESE RISKS MAY INCLUDE:

- LOSS OF ALL OR A SUBSTANTIAL PORTION OF THE INVESTMENT DUE TO LEVERAGING, SHORT-SELLING, OR OTHER SPECULATIVE PRACTICES

- LACK OF LIQUIDITY IN THAT THERE MAY BE NO SECONDARY MARKET FOR THE FUND AND NONE IS EXPECTED TO DEVELOP

-  VOLATILITY OF RETURNS

-  RESTRICTIONS ON TRANSFERRING INTERESTS IN THE FUND

- POTENTIAL LACK OF DIVERSIFICATION AND RESULTING HIGHER RISK DUE TO CONCENTRATION OF TRADING AUTHORITY WHEN A SINGLE ADVISOR IS UTILIZED

-  ABSENCE OF INFORMATION REGARDING VALUATIONS AND PRICING

-  COMPLEX TAX STRUCTURES AND DELAYS IN TAX REPORTING

-  LESS REGULATION AND HIGHER FEES THAN MUTUAL FUNDS

-  ADVISOR RISK

See back page for information concerning risk. There is no assurance that the Fund will achieve its investment objective. The information in this document is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. No purchase may be made of these securities until such registration statement is effective. This document is not an offer to sell these securities and is not a solicitation of an offer to buy these securities in any state where the offer and sale is not permitted, and should be accompanied by a preliminary prospectus relating to the Fund. A copy of the prospectus, which contains more complete information about the Fund, including its investment objective, risks, fees and expenses, may be obtained from your investment professional or by contacting Tremont at 1 800 876 4908. Read the prospectus, and consider the Fund's investment objective, risks, fees, and expenses carefully before investing or sending money. The shares of the Fund are not insured by the FDIC or any other governmental agency, are not guaranteed by any bank and may lose value.

INTRODUCING A NEW CLOSED-END FUND FROM THE TREMONT OPPENHEIMER GROUP

THE FUND:

   The Tremont Oppenheimer Absolute Return Fund is designed for Qualified Investors who are seeking access to absolute returns through a multiple hedge fund manager approach. The goal of an absolute return fund is to earn positive returns irrespective of movement in the market.

   The Fund allows investors an opportunity to access Tremont's expertise in creating and managing funds of hedge funds portfolios for major institutions worldwide.

   The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, giving it a "corporate" tax structure which, for tax purposes, makes it more suitable for consideration by IRAs and other U.S. tax-exempt investors (e.g. foundations, endowments and 501(c)(3) organizations).

   The Fund is managed by Tremont Partners, Inc., an affiliate of OppenheimerFunds, Inc. and a registered investment adviser under the Investment Advisers Act of 1940.

POTENTIAL INVESTORS:

- Qualified Investors, generally, individuals, together with spouses, and entities or institutions, with a net worth of more than $1,500,000.

- Investors comfortable with the risks associated with potentially speculative and illiquid hedge fund investments.

- Investors comfortable with the relatively illiquid nature of this investment, with limited liquidity available only through quarterly share repurchase offers.

- Investors willing to indirectly pay incentive-based compensation to Portfolio Managers through Fund expenses.

WHY INVEST IN A FUND OF HEDGE FUNDS?

   A fund of hedge funds is a pooled vehicle that invests in several individual hedge funds. A fund of hedge funds generally possesses the following attributes:

- Potential for the higher risk adjusted returns historically associated with hedge fund investments.

- Potential for more consistent returns by diversification across several hedge fund strategies and managers.

- Access to sought after managers with investment minimums otherwise prohibitively high for many individual or smaller institutional investors.

- Access to professional strategy allocation, manager selection and risk management processes.

KEY FEATURES OF THE TREMONT OPPENHEIMER ABSOLUTE RETURN FUND

INVESTMENT OBJECTIVE:

Seek to generate consistently absolute returns, as opposed to relative returns, over various market cycles and to seek long-term capital appreciation; however, there is no guarantee that the Fund will achieve its investment objective.

RISK ANALYSIS:

The Tremont Oppenheimer Absolute Return Fund requires its underlying Portfolio Funds to use a single risk reporting system. Portfolio Managers report their underlying positions to produce a series of reports that allow Tremont to examine portfolio risk at both the individual Portfolio Manager level and at the aggregated fund of funds level.

INVESTMENT SUITABILITY:

Qualified Investors, generally, individuals, together with spouses, and entities or institutions, with a net worth of more than $1,500,000.

MINIMUM INVESTMENT:

$25,000 ($20 per share and 1,250 shares).

FEES AND EXPENSES:

Sales load:                                                   4.5%
(subject to sales breakpoints beginning with purchases
of over $100,000)

Estimated Organizational and Offering Expenses:               $ 0.04 (per share)

Annual Management Fee:                                        1.25%

Annual Other Expenses:                                        0.35%

Annual Shareholders Servicing Fee:                            0.50%

In addition, the Fund will be charged by Portfolio Managers annual management fees and performance compensation ranging from 1% to 3% for management fees, and from 10% to 25% for performance compensation.

LIQUIDITY/LIMITED REPURCHASE OFFERS:

The Fund intends to make quarterly offers to repurchase up to 5% of its outstanding shares at their net asset value. Tendering shareholders may not have all of their tendered shares repurchased by the Fund. In addition, there is a lock-up period that extends until December 31, 2005 when the Fund intends to conduct its first quarterly repurchase offer. Tenders will begin approximately 60 days and end approximately 30 days prior to the repurchase date. Investors will receive their proceeds from tendered shares within approximately 45 days after each repurchase date.

DISTRIBUTION POLICY:

Commencing with the Fund's first dividend, the Fund intends to distribute to shareholders all or a portion of its net investment income quarterly and net realized capital gains, if any, at least annually. The Fund expects to pay quarterly dividends beginning in December 2004.

AUTOMATIC DIVIDEND REINVESTMENT PLAN:

Dividends and/or capital gain distributions will be reinvested in additional shares of the Fund unless a shareholder elects not to participate. Shares will be issued under the Plan at their net asset value on the ex-dividend date. There is no sales or other charge for reinvestment.


Past performance of Tremont, its affiliates, its funds, or its managed accounts is not indicative of future results.

TREMONT: THE GLOBAL SOURCE FOR ALTERNATIVE INVESTMENT SOLUTIONS

Tremont's combination of a multi-manager, multi-strategy investment approach, rigorous due diligence and risk management emphasis offers a solid platform for Qualified Investors seeking an absolute return investment solution. Qualified Investors are, generally, individuals, together with spouses, and entities or institutions, with a net worth of more than $1,500,000.

Founded twenty years ago by Sandra Manzke, Tremont Capital Management, Inc., through its affiliated entities including Tremont Partners, Inc., its registered investment advisory subsidiary, manages in excess of a total of $11.7 billion in assets - $2.8 billion on a discretionary basis (calculated as of June 30, 2004)
- for institutions, public and private pension plans, endowments, foundations and high net worth individuals.

Tremont views the caliber of its people as its greatest strength. Tremont operates globally, with nearly 100 employees across its New York, London, Toronto and Bermuda offices. Its investment research activities are conducted by 40 professionals in New York and London, led by a five-member Investment Committee.

Tremont Capital is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., the parent corporation of OppenheimerFunds, Inc. OppenheimerFunds is one of the nation's largest mutual fund managers and, combined with its controlled affiliates, had approximately $155 billion of assets under management as of June 30, 2004.


See cover and back page for further information concerning risks.

TREMONT: THE INVESTMENT PROCESS

THE COMPONENTS:

Tremont differentiates itself from many other funds of hedge funds managers by utilizing an investment process that combines an intensive focus on top-down strategy allocation with comprehensive manager selection criteria, complemented by formal risk management assessments. This focus is implemented by Tremont Partners' Investment Committee, which is grounded in the traditional asset allocation consulting backgrounds of Sandra Manzke and Robert Schulman, Tremont's Co-CEOs, and Barry Colvin, Tremont's President and CIO of Tremont Partners. The Investment Committee obtains monthly qualitative and quantitative input from its investment professionals resulting from formal monthly strategy meetings.

[GRAPHIC]


                                TOP-DOWN STRATEGY             QUALITATIVE INPUTS

QUALITATIVE INPUTS

                             PORTFOLIO CONSTRUCTION              RISK MANAGEMENT
                                 AND ADJUSTMENT

TRADING STYLES

                           BOTTOM UP MANAGER SELECTION                  CAPACITY
                                                                      MONITORING

TOP-DOWN STRATEGY ANALYSIS:

Tremont believes that asset allocation, as represented by strategy selection, plays an important part in the generation of above average returns with lower volatility. Tremont's approach to top-down strategy allocation is based on analysis of existing and anticipated economic environments and the effects on hedge fund strategies. Analysis results in outlook recommendations for strategies as well as appropriate portfolio weightings in those strategies. Tremont arrives at these strategy outlooks using both the intelligence generated by its research analysts through discussions with hedge fund managers (Portfolio Managers) in their assigned strategies, together with quantitative data analysis on hedge fund returns and asset flows gathered from over 3,000 managers from its proprietary database. The weighting of strategies within portfolios is dynamically adjusted over time to reflect the changing strategy outlooks adopted by Tremont Partners' Investment Committee.

BOTTOM-UP MANAGER SELECTION:

In addition to the allocation of capital to hedge fund strategies based upon determined strategy allocation weightings, the Investment Committee selects Portfolio Managers for the portfolio from a pool of approved managers that have completed Tremont's multi-stage due diligence process. This process is a comprehensive vetting of Portfolio Manager talent that identifies and screens over 1,000 managers per year, including detailed reviews of 300 managers.

RISK MANAGEMENT:

Risk management is another hallmark of the Tremont suite of products and services. Tremont makes formal risk management assessments at the outset of the manager relationship and then periodically monitors those managers from a risk perspective during the span of the investment relationship. Initial portfolio due diligence on each potential Portfolio Manager currently begins with an operational risk evaluation conducted by Tremont. This evaluation entails, among other things, front and back office operational diligence on a Portfolio Manager. Important operational aspects examined include position pricing, trade execution, and the risk management systems in use by the Portfolio Manager. Other elements of risk management are then examined and assessed following this initial stage.

In response to the demands of institutions for greater transparency, Tremont, in 2001, took the initiative to pioneer a risk measurement reporting and presentation system and co-develop an analytical platform that enables Tremont to monitor and evaluate risk efficiently with respect to Portfolio Managers on both an individual and overall fund of funds basis.

HEDGE FUNDS: ANOTHER DIMENSION IN DIVERSIFICATION

WHAT ARE HEDGE FUNDS?

Hedge funds are generally private investment partnerships or similar investment vehicles not typically required to be registered under the Federal securities laws that invest in traditional securities - stocks, bonds, options and futures
- and are often managed with the goal of achieving less volatile, absolute returns, independent of market direction. Hedge funds typically permit Portfolio Managers greater flexibility in trading strategies than traditional investment products, allowing Portfolio Managers to seek to profit whether the market increases or declines. In fact, these Portfolio Managers may employ strategies similar to investment banks proprietary trading desks. Of course, there is no guarantee that hedge funds will achieve such returns or that managers may access such strategies.

WHY ADD HEDGE FUNDS TO TRADITIONAL PORTFOLIOS?

The absolute return goals of hedge funds are not directly reliant on an "up market" because these funds seek to generate consistently absolute returns, as opposed to relative returns, over various market cycles. Hedge funds, as represented by the CSFB/Tremont Hedge Fund Indices below, have been shown, on a historical basis, to have been less volatile than traditional equity investment vehicles. Historically, the lower volatility and greater flexibility in trading strategies allowed to hedge funds, as represented by such indices, have been shown to have provided higher risk adjusted returns versus investments in traditional securities, such as stocks and bonds. The risk-adjusted performance for bonds for the 10-year period ending June 30, 2004 is represented by the Lehman Government Credit Index in the chart below. Hedge funds have been used for diversification purposes due to their traditionally low correlation to stocks and bonds. Diversification, however, is no guarantee against future loss.

RISK/RETURN ANALYSIS:

The risk/return profiles of the significant hedge fund strategies relevant to the Fund are represented by the CSFB/Tremont Equity Market Neutral, Long/Short Equity, Distressed, Event Driven and Global Macro Indices shown in the chart below. These strategies as represented by the indices have historically generated a combination of comparable or higher returns with less risk and volatlity* than the overall domestic equity market, represented by the Standard &Poors 500 Index (the "S&P 500 Index"), and the domestic government debt market, represented by the Lehman Government Credit Index. Of course, the past performance of any market sector is no guarantee of its future performance. See discussion under the headings "Speculative; no guaranteed return of capital", "Use of non-traditional investment techniques", and "Risks of securities activities", as well as the other risks listed on the last page of this Guide under "Risk Factors".

[CHART]

CSFB/Tremont Equity Market Neutral             3.0%
CSFB/Long/Short Equity                        10.8%
CSFB/Distressed                                6.8%
CSFB/Event Driven                              5.9%
CSFB/Global Macro                             11.71%
CSFB/S&P 500 Index                            15.7%


PERIOD: 10 YEARS ENDED JUNE 30, 2004

SOURCE: TREMONT CAPITAL MANAGEMENT, INC.

* One measurement of volatility is standard deviation; the higher the standard deviation, the greater the volatility. For the period shown, the standard deviation for the S&P 500 Index was 15.7%, while the standard deviations for the CSFB/Tremont Equity Market Neutral, Long/Short Equity, Distressed, Event Driven and Global Macro Indices were 3.0%, 10.8%, 6.8%, 5.9% and 11.71%, respectively.

   The CSFB/Tremont Hedge Fund Indices, including the CSFB/Tremont Equity Market Neutral, Long/Short Equity, Distressed, Event Driven and Global Macro Indices, are the hedge fund industry's first asset-weighted measurements of hedge fund performance. The Indices were designed and built to provide a new standard for tracking and comparing hedge fund performance against other major asset classes. Currently, there are more than 900 funds in the Indices. The Indices are not meant to be indicative of the Fund's performance, asset composition or volatility. The Fund will likely invest in substantially fewer than 900 funds. As such, an investment in Tremont Oppenheimer Absolute Return Fund will likely not have the same performance as the Indices. Furthermore, the funds held by the Tremont Oppenheimer Absolute Return Fund will not necessarily be the funds that comprise the Indices.

   The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks including monthly adjustments to reflect the reinvestments of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Lehman Brothers Government/Credit Bond Index is comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government and its agencies, quasi-federal corporation, or corporate debt guaranteed by the U.S. government and domestic debt of three major corporate classifications: industrial, utility and financial. These results are shown to give a perspective of the historical performance of the U.S. equity and bond markets. Past performance is no assurance of future results. Assumes reinvestment of all dividends and gains. An investment cannot be made directly in an index.

RISK FACTORS

Investors should be aware that an investment in a hedge fund, including a fund of hedge funds such as the Fund, is speculative, illiquid and involves a substantial degree of risk. Such an investment is suitable only for a limited portion of an investor's portfolio. Prospective investors should consider, among others, the following risk factors in evaluating the merits and suitability of an investment in the Fund. However, before investing, investors should read the prospectus carefully, especially the "Risk Factors" section.

SPECULATIVE; NO GUARANTEED RETURN OF CAPITAL. An investment in the Fund may be considered speculative and involve a substantial degree of risk. No assurance can be given that the Fund will achieve its overall investment objective. Investors are at risk of losing all or a substantial amount of their investments in the Fund.

LIMITED OR NO OPERATING HISTORY. The Fund has no operating history and the underlying Portfolio Funds may have limited or no operating histories.

UNDERLYING FUNDS NOT REGISTERED. The underlying Portfolio Funds will not be registered as investment companies under the Investment Company Act of 1940, as amended, and, therefore, will not provide the benefit of various protections afforded by the act with respect to their investments.

LIMITED ACCESS TO INFORMATION ON INVESTMENTS. The Investment Manager may only have limited information with regard to the actual underlying investments made by the Fund's Portfolio Managers and may have little or no means of verifying information provided by such managers, including monthly valuations.

LIMITED LIQUIDITY. The Fund does not intend to list its shares for trading on any national securities exchange. There is no secondary trading market for Fund shares, and no person is required to make such a market. The Fund's shares are therefore not readily marketable. Transfers of the Fund's shares will be severely restricted. Although the Fund, as a fundamental policy, intends to make quarterly repurchase offers of its outstanding shares at net asset value, the Fund's shares are far less liquid than shares of funds that trade on a stock exchange or that are redeemable on a daily basis. The Fund will offer to purchase only a small portion of its shares each quarter, and there is no guarantee that investors will be able to sell all of their Fund shares that they desire to sell. If the number of shares tendered exceeds the repurchase offer, tendering shareholders will not have all of their tendered shares repurchased by the Fund. In addition, because the net asset value of shares will not be determined until after the date shareholders are required to submit their repurchase requests ,a shareholder will not know the repurchase price for shares tendered for repurchase until after such shareholder has irrevocably tendered such shares. Investors should be capable of maintaining their investment for an unlimited duration.

USE OF NON-TRADITIONAL INVESTMENT TECHNIQUES. Various risks are associated with the securities and other investments in which managers may invest and the specialized investment techniques which they may use.

USE OF LEVERAGE. Leverage creates risks such as the likelihood of greater volatility of the Fund's net asset value and the potential for a decline in value of investments acquired with borrowed funds while the Fund's obligations remain fixed. The Fund may employ leverage and borrow in an amount up to 20% of its total net assets which may have the effect of increasing losses. In addition, Portfolio Managers may use unlimited leverage, including borrowing to buy securities on margin. The Fund will indirectly bear this financial portfolio risk to the extent it invests with Portfolio Managers which may choose to employ leverage.

FEES AND EXPENSES. Investors in the Fund will bear fees and expenses at both the Fund level and also at the Portfolio Manager level, including performance-based compensation at the Portfolio Manager level. The fees and performance-based compensation payable and/or borne by the Fund and its shareholders are higher than the fees typically charged by mutual funds.

LACK OF MANAGEMENT CONTROL BY INVESTORS. Investors cannot take part in the management or control of the Fund's business. The Investment Manager will have wide latitude in making investment decisions but cannot control the underlying Portfolio Funds.

VALUATION OF PORTFOLIO FUNDS. In most cases, the Fund will be unable to verify with certainty the monthly valuation received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, these valuations will typically be estimates only, subject to revision based on each Portfolio Fund's annual audit and any valuations will be determined for each Portfolio Fund in accordance with such Portfolio Fund's valuation policies. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Portfolio Funds are completed. Portfolio Managers will generally invest primarily in marketable securities, although certain Portfolio Managers may also invest in privately placed securities and other investments that are illiquid and do not have readily available market quotations. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Although the Investment Manager will review the valuation procedures used by the Portfolio Managers of the Portfolio Funds, the Investment Manager and the Board of Trustees of the Fund will have little or no means of independently verifying valuations provided by such Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board.

RISKS OF SECURITIES ACTIVITIES. All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that shareholders will not suffer losses. The following sets forth some of the more significant risks associated with the styles of investing which may be utilized by one or more Portfolio Managers.

- EQUITY SECURITIES. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

- FIXED-INCOME SECURITIES. Fixed income securities, including bonds, are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

- NON-U.S. INVESTMENTS. Foreign investing can result in higher transaction and operating costs for the Fund. In addition, foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by, among other things, exchange control regulations, fluctuations in the rate of exchange between currencies and costs associated with currency conversions, and other political and economic factors. Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Such securities, among other things, maybe more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Emerging markets generally have less developed trading markets and exchanges and legal and accounting systems.

- FOREIGN CURRENCY TRANSACTIONS. A Portfolio Manager's success in foreign currency transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar of which there can be no guarantee. The Fund's net asset value could decline as a result of changes in the exchange rate between any such foreign currencies and the U.S. dollar.

- SMALL CAPITALIZATION ISSUERS. Securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt and erratic market movements than larger, more established companies. In addition, sellers of large positions in small capitalization securities may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

- DISTRESSED SECURITIES. Characteristics of companies that are, or are deemed to be issuers of distressed securities can cause their securities to be particularly risky although they also may offer the potential for high returns. These companies securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. A Portfolio Fund's investment in such securities may result in the Fund's experiencing greater risks than it would if investing in higher rated instruments.

- PURCHASING INITIAL PUBLIC OFFERINGS. Special risks associated with investments in initial public offerings may include a limited number of shares available for trading, lack of trading history, lack of investor knowledge of the issuer, and limited operating history. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies may be undercapitalized or regarded as developmental stage companies, with. out revenues or operating income, or near-term prospects of achieving revenues or operating income.

- ILLIQUID PORTFOLIO INVESTMENTS. The market prices, if any, for securities that are subject to legal or other restrictions on transfer or for which no liquid market exists tend to be volatile and a Portfolio Fund may not be able to sell them when the Portfolio Manager desires to do so or to realize what the Portfolio Manager perceives to be their fair value in the event of a sale. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

INDUSTRY CONCENTRATION RISK. Portfolio Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry.

NON-DIVERSIFIED STATUS. The Fund is "non-diversified" under the Investment Company Act. That means that the Fund is not subject to limitations under the Investment Company Act on the percentage of its assets that may be invested in the securities of any one issuer, market segment or Portfolio Fund. The Fund's net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such limitations. This policy gives the Fund more flexibility to invest in the obligations of a single borrower or issuer than if it were a "diversified" fund. However, the Fund intends to diversify its investments sufficiently so that it will qualify as a "regulated investment company" under the Internal Revenue Code. Under that requirement, the Fund may invest no more than 25% of the value of its total assets in the securities of any one borrower or issuer. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

The foregoing does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors are urged to read the Fund's entire prospectus.

CITIGROUP GLOBAL MARKETS INC. IS ACTING AS THE LEAD UNDERWRITER IN CONNECTION WITH THE PROPOSED OFFERING. MEMBER SIPC.

                           ACCESS TO A NEW OPPORTUNITY


                                 [TREMONT LOGO]

                           An OppenheimerFunds Company

                                    [GRAPHIC]

                    TREMONT OPPENHEIMER ABSOLUTE RETURN FUND

                          INVESTMENT PROFESSIONAL GUIDE

   THE TREMONT OPPENHEIMER ABSOLUTE RETURN FUND IS DESIGNED FOR QUALIFIED INVESTORS WHO ARE SEEKING ACCESS TO ABSOLUTE RETURNS THROUGH A MULTIPLE HEDGE FUND MANAGER APPROACH. THE GOAL OF AN ABSOLUTE RETURN FUND IS TO EARN POSITIVE RETURNS IN ALL MARKET CONDITIONS. THE FUND ALLOWS INVESTORS AN OPPORTUNITY TO ACCESS TREMONT'S EXPERTISE IN CREATING AND MANAGING FUNDS OF HEDGE FUNDS PORTFOLIOS FOR MAJOR INSTITUTIONS WORLDWIDE. CALL 1 800 876 4908 TO REQUEST ADDITIONAL MATERIALS OR A PROSPECTUS.

   HEDGE FUNDS AND FUNDS OF HEDGE FUNDS (COLLECTIVELY REFERRED TO HEREIN AS "ALTERNATIVE INVESTMENTS") CAN BE HIGHLY ILLIQUID AND ARE NOT SUITABLE FOR ALL INVESTORS. ADDITIONAL INFORMATION CAN BE FOUND IN THE FUND'S PROSPECTUS. INVESTING IN ALTERNATIVE INVESTMENTS IS INTENDED FOR EXPERIENCED AND SOPHISTICATED INVESTORS ONLY WHO ARE WILLING TO BEAR THE HIGH ECONOMIC RISKS OF THE INVESTMENT. INVESTORS SHOULD REVIEW AND CONSIDER POTENTIAL RISKS BEFORE INVESTING. THESE RISKS MAY INCLUDE:

- LOSS OF ALL OR A SUBSTANTIAL PORTION OF THE INVESTMENT DUE TO LEVERAGING, SHORT-SELLING, OR OTHER SPECULATIVE PRACTICES

- LACK OF LIQUIDITY IN THAT THERE MAY BE NO SECONDARY MARKET FOR THE FUND AND NONE IS EXPECTED TO DEVELOP

-  VOLATILITY OF RETURNS

-  RESTRICTIONS ON TRANSFERRING INTERESTS IN THE FUND

- POTENTIAL LACK OF DIVERSIFICATION AND RESULTING HIGHER RISK DUE TO CONCENTRATION OF TRADING AUTHORITY WHEN A SINGLE ADVISOR IS UTILIZED

-  ABSENCE OF INFORMATION REGARDING VALUATIONS AND PRICING

-  COMPLEX TAX STRUCTURES AND DELAYS IN TAX REPORTING

-  LESS REGULATION AND HIGHER FEES THAN MUTUAL FUNDS

-  ADVISOR RISK

   See back page for information concerning risk. There is no assurance that the Fund will achieve its investment objective. The information in this document is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. No purchase may be made of these securities until such registration statement is effective. This document is not an offer to sell these securities and is not a solicitation of an offer to buy these securities in any state where the offer and sale is not permitted, and should be accompanied by a preliminary prospectus relating to the Fund. A copy of the prospectus, which contains more complete information about the Fund, including its investment objective, risks, fees and expenses, may be obtained from your investment professional or by contacting Tremont at 1 800 876 4908. Read the prospectus, and consider the Fund's investment objective, risks, fees, and expenses carefully before investing or sending money. The shares of the Fund are not insured by the FDIC or any other governmental agency, are not guaranteed by any bank and may lose value. FOR INVESTMENT PROFESSIONAL USE ONLY. NOT FOR USE WITH THE PUBLIC.

   TREMONT: THE GLOBAL SOURCE FOR ALTERNATIVE INVESTMENT SOLUTIONS

   Tremont's combination of a multi-manager, multi-strategy investment approach, rigorous due diligence and risk management emphasis offers a solid platform for qualified investors seeking an absolute return investment solution. Qualified Investors are, generally, individuals, together with spouses, and entities or institutions, with a net worth of more than $1,500,000.

   Founded twenty years ago by Sandra Manzke, Tremont Capital Management, Inc., through its affiliated entities including Tremont Partners, Inc., its registered investment advisory subsidiary, manages in excess of a total of $11.7 billion in assets - $2.8 billion on a discretionary basis (calculated as of June 30, 2004) - for institutions, public and private pension plans, endowments, foundations and high net worth individuals.

   Tremont views the caliber of its people as its greatest strength. Tremont operates globally, with nearly 100 employees across its New York, London, Toronto and Bermuda offices. Its investment research activities are conducted by 40 professionals in New York and London, led by a five member Investment Committee.

   Tremont Capital is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., the parent corporation of OppenheimerFunds, Inc. OppenheimerFunds is one of the nation's largest mutual fund managers, and combined with its controlled affiliates, had approximately $155 billion of assets under management as of June 30, 2004.

WHY INVEST IN A FUND OF HEDGE FUNDS?

- To seek diversification across several hedge funds with a relatively small investment.

- To access sought after managers not otherwise available or, if so, with minimums often prohibitively high for many individual or smaller institutional investors.

- To invest across several hedge fund strategies and managers with the objective of obtaining lower overall volatility.

NOTICE TO REGISTERED REPRESENTATIVES:

   Shares may be sold only to Qualified Investors, generally, individuals, together with spouses, and entities or institutions, with a net worth of more than $1,500,000. You are required to determine whether your clients meet this standard prior to placing an order for shares. Failure to comply with this requirement, unless rectified, will result in a cancelled order. Questions concerning this requirement should be directed to your Syndicate desk or regional director.

   Each investor must be prepared to provide written certification that he or she meets the investor qualification requirements, must hold his or her shares only through a broker or dealer that is a party to a shareholder servicing agreement with the Fund, and may not transfer shares except to a person who is also able to provide a similar certification, and who holds shares with an authorized broker or dealer. Any impermissible transfers will not be permitted and will be void.

   INTRODUCING A NEW CLOSED-END FUND FROM THE TREMONT OPPENHEIMER GROUP

OFFER YOUR CLIENTS AN OPPORTUNITY TO INVEST IN A FUND OF HEDGE FUNDS:

   The Tremont Oppenheimer Absolute Return Fund is designed for Qualified Investors who are seeking access to absolute returns through a multiple hedge fund manager approach. The goal of an absolute return fund is to earn positive returns in all market conditions.

   The Fund allows investors an opportunity to access Tremont's expertise in creating and managing funds of hedge funds portfolios for major institutions worldwide.

   The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, giving it a "corporate" structure and, therefore, making it suitable for consideration by IRAs and other U.S. tax-exempt investors (e.g. foundations, endowments and 501(c)(3) organizations).

   The Fund is managed by Tremont Partners, Inc., an affiliate of OppenheimerFunds, Inc. and a registered investment adviser under the Investment Advisers Act of 1940.

POTENTIAL INVESTORS:

   Qualified Investors, generally, individuals, together with spouses, and entities or institutions, with a net worth of more than $1,500,000.

   Investors comfortable with the risks associated with potentially speculative and illiquid hedge fund investments.

   Investors comfortable with the relatively illiquid nature of this investment with limited liquidity available only through quarterly share repurchase offers.

   Investors willing to indirectly pay incentive-based compensation to Portfolio Managers through Fund expenses.

OFFERING HIGHLIGHTS:

-  Maximum Initial Offering Price:       $20.00 Per Share

-  Minimum Investment:                   $25,000

-  Sales Concession:                     3% up to $100,000; 4.5% overall sales load
                                         2.5% in excess of $100,000 up to $250,000; 4.0% overall sales load
                                         2.0% in excess of $250,000 up to $500,000; 3.5% overall sales load
                                         1.5% in excess of $500,000 up to $1,000,000; 3.0% overall sales load
                                         1.0% for over $1,000,000; 2.5% overall sales load

-  Annual Management Fee:*               1.25% of assets

-  Annual Shareholders' Servicing Fee:   0.50% of assets

-  Annual Other Expenses:                0.35% of assets

* In addition, the Fund will be charged by Portfolio Managers annual management fees and performance compensation ranging, in respect of management fees, from 1% to 3%, and from 10% to 25% for performance compensation.

-  Offering Time Line:                   September 7 - September 30 Marketing Period
                                         October Settlement Date

LIQUIDITY/LIMITED REPURCHASE OFFERS:

-  The Fund will not be listed on any exchange.

-  No secondary market for the shares is expected to develop.

- The Fund intends to make quarterly offers to repurchase up to 5% of its outstanding shares at their net asset value. Tendering shareholders may not have all of their tendered shares repurchased by the Fund. In addition, there is a lock-up period that extends until December 31, 2005 when the Fund intends to conduct its first quarterly repurchase offer. Tenders will begin approximately 60 days and end approximately 30 days prior to the repurchase date. Investors will receive their proceeds from tendered shares within approximately 45 days after each repurchase date.

RISK FACTORS

Investors should be aware that an investment in a hedge fund, including a fund of hedge funds such as the Fund, is speculative, illiquid and involves a substantial degree of risk. Such an investment is suitable only for a limited portion of an investor's portfolio. Prospective investors should consider, among others, the following risk factors in evaluating the merits and suitability of an investment in the Fund. However, before investing, investors should read the prospectus carefully, especially the "Risk Factors" section.

SPECULATIVE; NO GUARANTEED RETURN OF CAPITAL. An investment in the Fund may be considered speculative and involve a substantial degree of risk. No assurance can be given that the Fund will achieve its overall investment objective. Investors are at risk of losing all or a substantial amount of their investments in the Fund.

LIMITED OR NO OPERATING HISTORY. The Fund has no operating history and the underlying Portfolio Funds may have limited or no operating histories.

UNDERLYING FUNDS NOT REGISTERED. The underlying Portfolio Funds will not be registered as investment companies under the Investment Company Act of 1940, as amended, and, therefore, will not provide the benefit of various protections afforded by the act with respect to their investments.

LIMITED ACCESS TO INFORMATION ON INVESTMENTS. The Investment Manager may only have limited information with regard to the actual underlying investments made by the Fund's Portfolio Managers and may have little or no means of verifying information provided by such managers, including monthly valuations.

LIMITED LIQUIDITY. The Fund does not intend to list its shares for trading on any national securities exchange. There is no secondary trading market for Fund shares, and no person is required to make such a market. The Fund's shares are therefore not readily marketable. Transfers of the Fund's shares will be severely restricted. Although the Fund, as a fundamental policy, intends to make quarterly repurchase offers of its outstanding shares at net asset value, the Fund's shares are far less liquid than shares of funds that trade on a stock exchange or that are redeemable on a daily basis. The Fund will offer to purchase only a small portion of its shares each quarter, and there is no guarantee that investors will be able to sell all of their Fund shares that they desire to sell. If the number of shares tendered exceeds the repurchase offer, tendering shareholders will not have all of their tendered shares repurchased by the Fund. In addition, because the net asset value of shares will not be determined until after the date shareholders are required to submit their repurchase requests, a shareholder will not know the repurchase price for shares tendered for repurchase until after such shareholder has irrevocably tendered such shares. Investors should be capable of maintaining their investment for an unlimited duration.

USE OF NON-TRADITIONAL INVESTMENT TECHNIQUES. Various risks are associated with the securities and other investments in which managers may invest and the specialized investment techniques which they may use.

USE OF LEVERAGE. Leverage creates risks such as the likelihood of greater volatility of the Fund's net asset value and the potential for a decline in value of investments acquired with borrowed funds while the Fund's obligations remain fixed. The Fund may employ leverage and borrow in an amount up to 20% of its total net assets which may have the effect of increasing losses. In addition, Portfolio Managers may use unlimited leverage, including borrowing to buy securities on margin. The Fund will indirectly bear this financial portfolio risk to the extent it invests with Portfolio Managers which may choose to employ leverage.

FEES AND EXPENSES. Investors in the Fund will bear fees and expenses at both the Fund level and also at the Portfolio Manager level, including performance-based compensation at the Portfolio Manager level. The fees and performance-based compensation payable and/or borne by the Fund and its shareholders are higher than the fees typically charged by mutual funds.

LACK OF MANAGEMENT CONTROL BY INVESTORS. Investors cannot take part in the management or control of the Fund's business. The Investment Manager will have wide latitude in making investment decisions but cannot control the underlying Portfolio Funds.

VALUATION OF PORTFOLIO FUNDS. In most cases, the Fund will be unable to verify with certainty the monthly valuation received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, these valuations will typically be estimates only, subject to revision based on each Portfolio Fund's annual audit and any valuations will be determined for each Portfolio Fund in accordance with such Portfolio Fund's valuation policies. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Portfolio Funds are completed. Portfolio Managers will generally invest primarily in marketable securities, although certain Portfolio Managers may also invest in privately placed securities and other investments that are illiquid and do not have readily available market quotations. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Although the Investment Manager will review the valuation procedures used by the Portfolio Managers of the Portfolio Funds, the Investment Manager and the Board of Trustees of the Fund will have little or no means of independently verifying valuations provided by such Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board.

RISKS OF SECURITIES ACTIVITIES. All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that shareholders will not suffer losses. The following sets forth some of the more significant risks associated with the styles of investing which may be utilized by one or more Portfolio Managers.

- EQUITY SECURITIES. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

- FIXED-INCOME SECURITIES. Fixed income securities, including bonds, are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

- NON-U.S. INVESTMENTS. Foreign investing can result in higher transaction and operating costs for the Fund. In addition, foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by, among other things, exchange control regulations, fluctuations in the rate of exchange between currencies and costs associated with currency conversions, and other political and economic factors. Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Such securities, among other things, maybe more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Emerging markets generally have less developed trading markets and exchanges and legal and accounting systems.

- FOREIGN CURRENCY TRANSACTIONS. A Portfolio Manager's success in foreign currency transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar of which there can be no guarantee. The Fund's net asset value could decline as a result of changes in the exchange rate between any such foreign currencies and the U.S. dollar.

- SMALL CAPITALIZATION ISSUERS. Securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt and erratic market movements than larger, more established companies. In addition, sellers of large positions in small capitalization securities may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

- DISTRESSED SECURITIES. Characteristics of companies that are, or are deemed to be issuers of distressed securities can cause their securities to be particularly risky although they also may offer the potential for high returns. These companies securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. A Portfolio Fund's investment in such securities may result in the Fund's experiencing greater risks than it would if investing in higher rated instruments.

- PURCHASING INITIAL PUBLIC OFFERINGS. Special risks associated with investments in initial public offerings may include a limited number of shares available for trading, lack of trading history, lack of investor knowledge of the issuer, and limited operating history. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies may be undercapitalized or regarded as developmental stage companies, with out revenues or operating income or near-term prospects of achieving revenues or operating income.

- ILLIQUID PORTFOLIO INVESTMENTS. The market prices, if any, for securities that are subject to legal or other restrictions on transfer or for which no liquid market exists tend to be volatile and a Portfolio Fund may not be able to sell them when the Portfolio Manager desires to do so or to realize what the Portfolio Manager perceives to be their fair value in the event of a sale. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

INDUSTRY CONCENTRATION RISK. Portfolio Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry.

NON-DIVERSIED STATUS. The Fund is "non-diversied" under the Investment Company Act. That means that the Fund is not subject to limitations under the Investment Company Act on the percentage of its assets that may be invested in the securities of any one issuer, market segment or Portfolio Fund. The Fund's net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such limitations. This policy gives the Fund more flexibility to invest in the obligations of a single borrower or issuer than if it were a "diversified" fund. However, the Fund intends to diversify its investments sufficiently so that it will qualify as a "regulated investment company" under the Internal Revenue Code. Under that requirement, the Fund may invest no more than 25% of the value of its total assets in the securities of any one borrower or issuer. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

The foregoing does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors are urged to read the Fund's entire prospectus.

CITIGROUP GLOBAL MARKETS INC. IS ACTING AS THE LEAD UNDERWRITER IN CONNECTION WITH THE PROPOSED OFFERING. MEMBER SIPC.

                                 [TREMONT LOGO]

                           An OppenheimerFunds Company

TREMONT OPPENHEIMER ABSOLUTE RETURN FUND
555 Theodore Fremd Avenue
Rye, New York 10850
1.800


INVESTMENT MANAGER
Tremont Partners, Inc.
555 Theodore Fremd Avenue
Rye, New York 10580
1.914.925.1884


UNDERWRITERS
CITIGROUP GLOBAL MARKETS INC.
388 Greenwich Street
New York, New York 10013

ADMINISTRATOR, TRANSFER AGENT, CUSTODIAN AND
DIVIDEND DISBURSING AGENT
[   -   ]

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036


COUNSEL TO THE FUND AND THE INDEPENDENT TRUSTEES
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York 10036

SPECIAL COUNSEL TO THE INVESTMENT MANAGER
Tannenbaum Helpern Syracuse & Hirschtritt LLP
900 Third Avenue
New York, New York 10022

                            PART C--OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

       1.   FINANCIAL STATEMENTS


As the Fund currently has no assets, financial statements are omitted. The Fund will be initially capitalized with $100,000 and will file a Balance Sheet and Report of Independent Registered Public Accounting Firm thereon by pre-effective amendment.


       2.   EXHIBITS

     (a)(1) Declaration of Trust dated as of March 25, 2004 - Previously filed with the Registrant's Registration Statement on March 29, 2004 and incorporated herein by reference.

     (a)(2) By-Laws*

       (b)  Not applicable

       (c)  Not applicable

       (d)  Not applicable

       (e)  Automatic Reinvestment Plan                 (Included in Prospectus)

       (f)  Not applicable


       (g) Investment Management Agreement between the Registrant and Tremont Partners, Inc.


     (h)(1) Underwriting Agreement between the Registrant and Citigroup Global Markets Inc.

     (h)(2) Form of Master Agreement among Underwriters

     (h)(3) Form of Selected Dealer Agreement


     (h)(4) Form of Shareholder's Servicing Agreement


       (i)  Not applicable.


       (j)  Form of Agreement between the Registrant and [   -   ]

       (k)  Opinion and Consent of Mayer, Brown, Rowe & Maw LLP

       (l)  Not applicable

       (m)  Opinion and Consent of Independent Accountants

       (n)  Not applicable

       (o)  Not applicable

       (p)  Not applicable


       (q)  Not applicable

       (r) Code of Ethics of the Oppenheimer/Tremont Funds dated as of November 19, 2001 under Rule 17j-1 of the Investment Company Act of 1940*

       (s)  Power of Attorney*




*Filed herewith.

ITEM 25.    MARKETING ARRANGEMENTS

       Not applicable.

ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Registration fees                        $
         Legal fees
         NASD fees
         Blue Sky fees
         Accounting fees
         Printing
         Miscellaneous
                                    Total         $
                                                  =

ITEM 27.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

       None.

ITEM 28.    NUMBER OF HOLDERS OF SECURITIES

     As of __________, 2004, the number of record holders of each class of securities of the registrant, is shown below:

            TITLE OF CLASS                   NUMBER OF RECORDHOLDERS
            --------------                   -----------------------
   Shares of beneficial interest                        1

ITEM 29.    INDEMNIFICATION

     Reference is made to the provisions of Article Seven of the Fund's Declaration of Trust filed as Exhibit 24.2(a) to this Registration Statement, and incorporated herein by reference.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


     Article Seventh, Paragraphs 12(e) and 12(f) of the Declaration of Trust discusses the Fund's indemnification policy. Paragraphs 12(e) states that, among others, "the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee...". This disclosure further states that the indemnification by the Trust is to be as "PERMITTED BY ANY APPLICABLE LAW" (emphasis added). As Investment Company Act Release No. 11330, September 2, 1980 (the "Release") is the proper interpretation of law applicable to this indemnification provision, any indemnity given under the Declaration of Trust would comply with the requirements of the Release as required by the emphasized language quoted above.


ITEM 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     To be filed by pre-effective amendment.

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Tremont Partners, Inc., Corporate Center at Rye, 555 Theodore Fremd Avenue, Suite C-300, Rye, New York 10580.

ITEM 32.    MANAGEMENT SERVICES

     To be filed by pre-effective amendment.

ITEM 33.    UNDERTAKINGS

I. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value of the Fund as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

II.  The Registrant hereby undertakes:

(a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

III. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 2 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of August, 2004.


                                        Tremont OppenheimerAbsolute Return Fund

                                                By:    /s/ John V. Murphy*
                                                   --------------------------
                                                         John V. Murphy
                                                            President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Pre-Effective Amendment No. 2 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                                      TITLE                         DATE
                  ---------                                      -----                         ----
/s/ John V. Murphy*                             President, Principal Executive Officer,  August 27, 2004
----------------------------------------------                  Trustee
 John V. Murphy

/s/ Ronald J. Abdow*
----------------------------------------------                  Trustee                  August 27, 2004
 Ronald J. Abdow

/s/ Eustis Walcott*
----------------------------------------------                  Trustee                  August 27, 2004
 Eustis Walcott

/s/ Joseph M. Wikler*
----------------------------------------------                  Trustee                  August 27, 2004
 Joseph M. Wikler

/s/ Peter I. Wold*
----------------------------------------------                  Trustee                  August 27, 2004
 Peter I. Wold

/s/ Brian W. Wixted*
----------------------------------------------  Treasurer, Principal Accounting Officer  August 27, 2004
 Brian W. Wixted


*By: /s/ James G. McCormick
     -----------------------
      James G. McCormick,
      Attorney-In-Fact